W&R Target Funds
                    Asset Strategy Portfolio
                    Balanced Portfolio
                    Bond Portfolio
                    Core Equity Portfolio
                    Growth Portfolio
                    High Income Portfolio
                    International Portfolio
                    Limited-Term Bond Portfolio
                    Money Market Portfolio
                    Science and Technology Portfolio
                    Small Cap Portfolio
                    Value Portfolio

            Annual
            Report
            -----------------
            December 31, 2001

CONTENTS

         3     Asset Strategy Portfolio

        17     Balanced Portfolio

        31     Bond Portfolio

        46     Core Equity Portfolio

        57     Growth Portfolio

        70     High Income Portfolio

        85     International Portfolio

        98     Limited-Term Bond Portfolio

       110     Money Market Portfolio

       122     Science and Technology Portfolio

       134     Small Cap Portfolio

       145     Value Portfolio

       157     Notes to Financial Statements

       166     Independent Auditors' Report

       167     Directors & Officers

       174     Annual Privacy Notice

MANAGERS' DISCUSSION
     December 31, 2001
     ----------------------------------------------------------------------

An interview with Michael L. Avery and Daniel J. Vrabac, portfolio managers of W&R Target Funds, Inc. - Asset Strategy Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Asset Strategy Portfolio for the fiscal year ended December 31, 2001. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that we have added the Portfolio's Lipper Universe Average to this year's annual report as an additional means of comparison to the Portfolio's performance. In addition, please remember that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?
The Portfolio had a difficult year, in the face of economic turmoil, and underperformed for the year. It did slightly outperform its stock benchmark index, although it underperformed its bond benchmark indexes. The Portfolio's one-year return declined 9.96 percent, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 11.91 percent for the year, the Salomon Brothers Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 8.52 percent, the Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit), which increased 4.14 percent, and the Lipper Variable Annuity Flexible Portfolio Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 5.58 percent during the year. A variety of indexes is presented because the Portfolio invests in stocks, bonds and other instruments.

What factors impacted the Portfolio's performance during the fiscal year?
A number of factors negatively impacted performance throughout the year. In the first quarter we were overweighted in technology stocks, as we anticipated a rebound would occur (in spite of our overall bearish attitude). The rally didn't materialize, and our technology holdings brought our overall performance down significantly. This created a deficit that we couldn't overcome during the remainder of the year. Given our attitude regarding the market and the economy, we also were not able to participate in the unanticipated rally that did occur during the fourth quarter. This was a double hit: we were underweighted in stocks when the market rallied, and overweighted in Treasury securities in November and December when long-term interest rates rose by 100 basis points, taking away some of the gains we had accrued during the year on our fixed income holdings.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
We correctly anticipated an economic decline during the year. However, we appear to have miscalculated investor psychology after the September 11 terrorist attacks. In our view, the economy remains weak, and it is unclear as to whether it will rebound by the second half of 2002, or whether a recovery will be delayed until 2003. The biggest influence on Portfolio performance, we believe, was the attempt to time the market early in the year in the face of our underlying bearish attitude.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
Our strategy during the year was to remain predominantly in fixed income securities (including cash). Had we stayed with this strategy alone, performance likely would have been far better. Where we apparently miscalculated was in attempting to move in and out of the equity market in volatile and uncertain times.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We remain underweighted in equities and overweighted in U.S. Treasuries. However, we intend to gradually build the equity portion of the portfolio going forward. We are doing this by concentrating on companies that we believe may benefit from the changed global environment, brought about in the aftermath of September 11. We envision that this will be a meticulous process, with an ultimate intent of tactically benefiting from equities even in what we believe to be a poor market for stocks in general.


Respectfully,


Michael L. Avery
Daniel J. Vrabac
Managers
Asset Strategy Portfolio

Comparison of Change in Value of $10,000 Investment
                      W&R Target Asset Strategy Portfolio,
                               The S&P 500 Index,
               The Salomon Brothers Broad Investment Grade Index,
   Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit and
       Lipper Variable Annuity Flexible Portfolio Funds Universe Average

                                                            Lipper
                                                 Salomon  Variable
                                   Salomon      Brothers   Annuity
                                  Brothers    Short-Term  Flexible
             W&R Target              Broad         Index Portfolio
               Asset       S&P  Investment   for 1 month     Funds
             Strategy      500       Grade  Certificates  Universe
             Portfolio   Index       Index    of Deposit   Average
           ---------   -------  ----------    ----------  --------
05/01/95     $10,000   $10,000     $10,000       $10,000   $10,000
12/31/95      10,182    12,179      11,130        10,401    11,536
12/31/96      10,795    14,975      11,533        10,976    13,198
12/31/97      12,307    19,961      12,644        11,599    15,747
12/31/98      13,531    25,689      13,746        12,257    17,997
12/31/99      16,639    31,102      13,632        12,909    20,232
12/31/00      20,388    28,245      15,212        13,753    20,486
12/31/01      18,358    24,882      16,508        14,322    19,342

 === W&R Target Asset Strategy Portfolio* -- $18,358
 +++ S&P 500 Index**  -- $24,882
 ... Salomon Brothers Broad Investment Grade Index**  --  $16,508
 *-*-Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit** -- $14,322
 ****Lipper Variable Annuity Flexible Portfolio Funds Universe Average** -- $19,342

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1995.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-01                  -9.96%
 5 Years Ended
  12-31-01                  11.20%
 6+ Years Ended
  12-31-01++                 9.53%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-1-95 (the initial offering date) through 12-31-01.
  Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     December 31, 2001

                                                Troy
                                              Ounces        Value

BULLION - 2.27%
 Gold  ...................................     9,360   $  2,611,460
 (Cost: $2,578,108)                                    ------------

                                              Shares

COMMON STOCKS
Amusement and Recreation Services - 0.49%
 Westwood One, Inc.*  ....................    18,800        564,940
                                                       ------------

Business Services - 3.79%
 AOL Time Warner Inc.*  ..................    26,000        834,600
 Armor Holdings, Inc.*  ..................    13,600        367,064
 BEA Systems, Inc.*  .....................    32,700        503,744
 Edwards (J. D.) & Company*  .............    15,600        257,322
 Micromuse Inc.*  ........................    24,200        362,879
 Microsoft Corporation*  .................     8,100        536,665
 Midway Games Inc.*  .....................    15,800        237,158
 SAP Aktiengesellschaft, ADR  ............    16,700        533,231
 THQ Inc.*  ..............................     6,900        334,133
 Take-Two Interactive Software, Inc.*  ...    24,500        396,287
                                                       ------------
                                                          4,363,083
                                                       ------------

Chemicals and Allied Products - 3.39%
 Air Products and Chemicals, Inc.  .......     4,700        220,477
 American Home Products Corporation  .....     9,500        582,920
 Colgate-Palmolive Company  ..............     9,600        554,400
 OM Group, Inc.  .........................     1,700        112,523
 Pfizer Inc.  ............................    13,100        522,035
 Pharmacia Corporation  ..................    12,900        550,185
 Schering-Plough Corporation  ............    22,900        820,049
 Smith International, Inc.*  .............    10,200        546,924
                                                       ------------
                                                          3,909,513
                                                       ------------

Coal Mining - 0.77%
 Arch Coal, Inc.  ........................    28,700        651,490
 CONSOL Energy Inc.  .....................     9,400        233,496
                                                       ------------
                                                            884,986
                                                       ------------


See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Communication - 1.06%
 Nextel Communications, Inc.*  ...........    33,400   $    365,897
 Univision Communications Inc.*  .........    14,800        598,808
 Western Wireless Corporation, Class A*  .     9,000        254,295
                                                       ------------
                                                          1,219,000
                                                       ------------

Depository Institutions - 0.41%
 U.S. Bancorp  ...........................    12,100        253,253
 Wells Fargo & Company  ..................     5,000        217,250
                                                       ------------
                                                            470,503
                                                       ------------

Electric, Gas and Sanitary Services - 0.79%
 El Paso Corporation  ....................    15,000        669,150
 Hawaiian Electric Industries, Inc.  .....     5,900        237,652
                                                       ------------
                                                            906,802
                                                       ------------

Electronic and Other Electric Equipment - 0.45%
 Intel Corporation  ......................    16,600        521,987
                                                       ------------

Fabricated Metal Products - 0.23%
 Sturm, Ruger & Company, Inc.  ...........    22,100        264,758
                                                       ------------

Health Services - 0.95%
 Health Management Associates, Inc.,
   Class A* ..............................    29,400        540,960
 Tenet Healthcare Corporation*  ..........     9,400        551,968
                                                       ------------
                                                          1,092,928
                                                       ------------

Holding and Other Investment Offices - 1.08%
 CarrAmerica Realty Corporation  .........    41,300      1,243,130
                                                       ------------

Industrial Machinery and Equipment - 1.18%
 Baker Hughes Incorporated  ..............    14,200        517,874
 EMC Corporation*  .......................    41,100        552,384
 Lexmark International, Inc.*  ...........     4,900        289,100
                                                       ------------
                                                          1,359,358
                                                       ------------


See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 0.25%
 Korea Telecom Corp., ADR  ...............    14,400   $    292,752
                                                       ------------

Insurance Carriers - 0.18%
 Prudential Financial, Inc.*  ............     6,300        209,097
                                                       ------------

Metal Mining - 3.14%
 Agnico-Eagle Mines Limited  .............    47,400        467,838
 AngloGold Limited, ADR  .................    84,800      1,531,488
 Barrick Gold Corporation  ...............    46,905        748,135
 Glamis Gold Ltd.*  ......................   120,452        434,832
 Goldcorp Incorporated (A)  ..............    18,700        226,617
 Meridian Gold Inc. (A)*  ................    20,630        211,792
                                                       ------------
                                                          3,620,702
                                                       ------------

Miscellaneous Retail - 0.11%
 Galyan's Trading Company, Inc.*  ........     9,525        132,588
                                                       ------------

Motion Pictures - 0.47%
 Blockbuster Inc., Class A  ..............    21,300        536,760
                                                       ------------

Nonmetallic Minerals, Except Fuels - 0.30%
 USEC Inc.  ..............................    48,200        345,112
                                                      ------------

Oil and Gas Extraction - 0.84%
 Anadarko Petroleum Corporation  .........     8,400        477,540
 Burlington Resources Inc.  ..............    13,000        488,020
                                                        -----------
                                                            965,560
                                                       ------------

Rubber and Miscellaneous Plastics Products - 0.09%
 Sealed Air Corporation*  ................     2,600        106,132
                                                       ------------

Security and Commodity Brokers - 0.20%
 Charles Schwab Corporation (The)  .......    14,600        225,862
                                                      ------------

TOTAL COMMON STOCKS - 20.17%                           $ 23,235,553
 (Cost: $22,416,461)


See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     December 31, 2001

                                              Shares        Value

PREFERRED STOCK - 0.18%
Insurance Carriers
 Prudential Financial, Inc. and
   Prudential Financial Capital Trust I,
   6.75%, Convertible* ...................     3,700   $    215,340
                                                       ------------
 (Cost: $185,000)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Building Materials and Garden Supplies - 0.46%
 Home Depot, Inc. (The),
   6.5%, 9-15-04 .........................      $500        529,201
                                                       ------------

Chemicals and Allied Products - 1.34%
 Abbott Laboratories,
   5.125%, 7-1-04 ........................       500        514,958
 Pfizer Inc.,
   3.625%, 11-1-04 .......................       500        498,219
 Procter & Gamble Company (The),
   6.6%, 12-15-04 ........................       500        533,089
                                                       ------------
                                                          1,546,266
                                                       ------------

Electric, Gas and Sanitary Services - 1.84%
 Dominion Resources, Inc.,
   7.4%, 9-16-02 .........................       200        205,366
 El Paso Natural Gas Company,
   7.75%, 1-15-02 ........................       200        200,262
 PP&L Capital Funding, Inc.,
   7.7%, 11-15-07 ........................       250        259,589
 Public Service Electric and Gas Company,
   7.19%, 9-6-02 .........................       200        205,960
 WMX Technologies, Inc.,
   7.7%, 10-1-02 .........................       200        205,110
 Wisconsin Energy Corporation,
   5.875%, 4-1-06 ........................       500        507,143
 Wisconsin Power and Light Company,
   7.6%, 7-1-05 ..........................       500        537,024
                                                       ------------
                                                          2,120,454
                                                       ------------


See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Electronic and Other Electric Equipment - 0.18%
 Tyco International Group S.A.,
   6.25%, 6-15-03 ........................      $200   $    208,048
                                                       ------------

Fabricated Metal Products - 0.43%
 Gillette Company (The),
   3.75%, 12-1-04 (B) ....................       500        497,811
                                                       ------------

Food and Kindred Products - 0.61%
 Companhia Brasileira de Bebidas,
   10.5%, 12-15-11 (B) ...................       500        492,500
 Diageo Capital plc,
   6.0%, 3-27-03 .........................       200        207,087
                                                       ------------
                                                            699,587
                                                       ------------

Food Stores - 0.18%
 Safeway Inc.,
   7.0%, 9-15-02 .........................       200        205,733
                                                       ------------

General Merchandise Stores - 0.18%
 Wal-Mart Stores, Inc.,
   6.875%, 8-1-02 ........................       200        205,327
                                                       ------------

Industrial Machinery and Equipment - 0.45%
 Stanley Works (The),
   5.75%, 3-1-04 .........................       500        515,524
                                                       ------------

Nondepository Institutions - 0.84%
 Banco Latinoamericano de Exportaciones, S.A.,
   6.59%, 10-6-02 (B) ....................       200        203,576
 Nacional Financiera, S.N.C.,
   9.75%, 3-12-02 ........................       250        254,063
 National Rural Utilities Cooperative
   Finance Corporation,
   5.5%, 1-15-05 .........................       500        509,521
                                                       ------------
                                                            967,160
                                                       ------------


See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Oil and Gas Extraction - 0.18%
 Apache Corporation,
   9.25%, 6-1-02 .........................      $200   $    206,167
                                                       ------------

Paper and Allied Products - 0.18%
 Federal Paper Board Company, Inc.,
   8.125%, 7-1-02 ........................       200        205,020
                                                       ------------

Primary Metal Industries - 0.18%
 CSN Islands Corporation,
   9.625%, 8-2-02 (B) ....................       200        206,250
                                                       ------------

Railroad Transportation - 0.17%
 Norfolk Southern Corporation,
   6.95%, 5-1-02 .........................       200        202,874
                                                       ------------

Transportation Equipment - 0.26%
 TRW Inc.,
   6.5%, 6-1-02 ..........................       300        302,516
                                                       ------------

TOTAL CORPORATE DEBT SECURITIES - 7.48%                $  8,617,938
 (Cost: $8,555,067)

OTHER GOVERNMENT SECURITIES
Canada - 0.47%
 Her Majesty in right of Canada,
   6.375%, 11-30-04 ......................       500       537,146
                                                       ------------

Mexico - 0.23%
 United Mexican States,
   8.625%, 3-12-08 .......................       250       268,125
                                                       ------------

TOTAL OTHER GOVERNMENT SECURITIES - 0.70%              $    805,271
 (Cost: $779,777)


See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

UNITED STATES GOVERNMENT SECURITIES
Mortgage-Backed Obligations - 4.30%
 Government National Mortgage Association Pass-Through
   Certificates:
   5.5%, 11-15-16 ........................    $1,302   $  1,291,002
   5.5%, 12-15-16 ........................     3,698      3,665,675
                                                       ------------
                                                          4,956,677
                                                       ------------

United States Treasury - 50.45%
   5.75%, 11-15-05 (C) ...................    14,800     15,635,386
   6.125%, 8-15-07 .......................    16,425     17,672,282
   5.75%, 8-15-10 ........................    23,625     24,800,722
                                                       ------------
                                                         58,108,390
                                                       ------------

TOTAL UNITED STATES GOVERNMENT SECURITIES - 54.75%     $ 63,065,067
 (Cost: $62,632,121)

                                                Face
                                           Amount in
                                           Thousands

UNREALIZED GAIN (LOSS) ON OPEN FORWARD
 CURRENCY CONTRACTS - 0.09%
 British Pound, 5-15-02 (D)  .............      BP12           (625)
 Japanese Yen, 1-31-02 (D)  ..............  Y485,247        290,477
 Japanese Yen, 1-31-02 (D)  ..............  Y485,247       (187,088)
                                                       ------------
                                                       $    102,764
                                                       ------------

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 6.09%
 Abbott Laboratories,
   1.72%, 1-7-02 .........................    $2,306      2,305,339
 du Pont (E.I.) de Nemours and Company,
   1.69631%, Master Note .................     2,710      2,710,000
 Procter & Gamble Company (The),
   1.92%, 1-11-02 ........................     2,000      1,998,933
                                                       ------------
                                                          7,014,272
                                                       ------------
See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

SHORT-TERM SECURITIES (continued)
Commercial Paper (continued)
 Food and Kindred Products - 1.73%
 Nestle Capital Corp.,
   2.02%, 1-24-02 ........................    $2,000   $  1,997,419
                                                       ------------

 General Merchandise Stores - 1.74%
 May Department Stores Co.,
   1.75%, 1-11-02 ........................     2,000      1,999,028
                                                      -------------

 Nondepository Institutions - 1.74%
 IBM Credit Corp.,
   1.75%, 1-11-02 ........................     2,000      1,999,028
                                                       ------------

Total Commercial Paper - 11.30%                          13,009,747

Municipal Obligations - 2.53%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   1.84%, 1-2-02 .........................     2,918      2,918,000
                                                       ------------

TOTAL SHORT-TERM SECURITIES - 13.83%                   $ 15,927,747
 (Cost: $15,927,747)

TOTAL INVESTMENTS - 99.47%                             $114,581,140
 (Cost: $113,074,281)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.53%           608,367

NET ASSETS - 100.00%                                   $115,189,507


See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
December 31, 2001


Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside of the United States.

(B) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the total value of these securities amounted to $1,400,137 or 1.22% of net assets.

(C) As of December 31, 2001, a portion of the security was used as cover for the following written call option (See Note 5 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/Premium    Market
     Security            to Call  Exercise Price  Received     Price
     ----------          ------------------------ --------  --------
 Nasdaq 100               727       March/40      $215,919  $185,385
                                                  ========  ========

(D) Principal amounts are denominated in the indicated foreign currency, where applicable (BP - British Pound, Y - Japanese Yen).

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

 STATEMENT OF ASSETS AND LIABILITIES
     ASSET STRATEGY PORTFOLIO
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investments--at value (Notes 1 and 3):
   Bullion (cost - $2,578) ............................  $  2,611
   Securities (cost - $110,496) .......................   111,970
                                                         --------
                                                          114,581
 Cash  ................................................         1
 Receivables:
   Dividends and interest .............................     1,200
   Fund shares sold ...................................       135
   Investment securities sold .........................        21
 Prepaid insurance premium ............................         1
                                                         --------
    Total assets  .....................................   115,939
                                                         --------
LIABILITIES
 Payable for investment securities purchased  .........       518
 Outstanding call options at market (Note 5)  .........       185
 Payable to Fund shareholders  ........................        34
 Accrued accounting services fee (Note 2)  ............         4
 Accrued management fee (Note 2)  .....................         2
 Accrued service fee (Note 2)  ........................         1
 Other  ...............................................         5
                                                         --------
    Total liabilities  ................................       749
                                                         --------
      Total net assets ................................  $115,190
                                                         ========
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ......................................  $     18
   Additional paid-in capital .........................   121,149
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss on
    investment transactions  ..........................    (7,516)
   Net unrealized appreciation in value
    of securities  ....................................     1,507
   Net unrealized appreciation in value of written
    call options  .....................................        31
                                                         --------
    Net assets applicable to outstanding
      units of capital ................................  $115,190
                                                         ========
Net asset value, redemption
 and offering price per share  ........................   $6.2046
                                                          =======
Capital shares outstanding ............................    18,565
Capital shares authorized .............................    40,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     ASSET STRATEGY PORTFOLIO
     For the Fiscal Year Ended December 31, 2001
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ..........................   $ 3,176
   Dividends (net of foreign withholding taxes of $3)..       161
                                                          -------
    Total income  .....................................     3,337
                                                          -------
 Expenses (Note 2):
   Investment management fee ..........................       639
   Service fee ........................................       225
   Accounting services fee ............................        38
   Custodian fees .....................................        21
   Audit fees .........................................         6
   Legal fees .........................................         2
   Other ..............................................         8
                                                          -------
       Total expenses  ................................       939
                                                          -------
         Net investment income  .......................     2,398
                                                          -------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  .....................    (7,738)
 Realized net gain on call options written  ...........       456
 Realized net gain on foreign currency transactions  ..        20
                                                          -------
   Realized net loss on investments ...................    (7,262)
                                                          -------
 Unrealized depreciation in value of securities
   during the period ..................................    (3,494)
 Unrealized appreciation in value of written
   call options during the period .....................        62
 Unrealized appreciation in value of foreign
   currency transactions during the period ............       103
                                                          -------
   Unrealized depreciation in value of
    investments during the period  ....................    (3,329)
                                                          -------
    Net loss on investments  ..........................   (10,591)
                                                          -------
      Net decrease in net assets resulting
       from operations  ...............................   $(8,193)
                                                          =======


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     ASSET STRATEGY PORTFOLIO
     (In Thousands)
                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2001       2000
                                        ------------ ------------
INCREASE IN NET ASSETS
Operations:
 Net investment income  ................    $  2,398      $   693
 Realized net gain (loss) on investments      (7,262)       4,041
 Unrealized appreciation (depreciation)       (3,329)       1,758
                                            --------      -------
   Net increase (decrease) in net assets
    resulting from operations ..........      (8,193)       6,492
                                            --------      -------
Dividends to shareholders from (Note 1E):*
 Net investment income .................      (2,418)        (691)
 Realized gains on
   security transactions................        (234)      (4,043)
                                            --------      -------
                                              (2,652)      (4,734)
                                            --------      -------
Capital share transactions** ...........      66,933       35,757
                                            --------      -------
   Total increase ......................      56,088       37,515
NET ASSETS
Beginning of period ....................      59,102       21,587
                                            --------      -------
End of period ..........................    $115,190      $59,102
                                            ========      =======
 Undistributed net investment income  ..        $---         $---
                                                ====         ====

*See "Financial Highlights" on page 16.

**Shares issued from sale of shares ....      16,814        5,356
Shares issued from reinvestment of dividend
 and/or capital gains distribution .....         428          671
Shares redeemed ........................      (7,055)      (1,096)
                                              ------        -----
Increase in outstanding capital shares..      10,187        4,931
                                              ======        =====
Value issued from sale of shares .......    $110,309      $38,898
Value issued from reinvestment of dividend
 and/or capital gains distribution .....       2,652        4,734
Value redeemed .........................     (46,028)      (7,875)
                                            --------      -------
Increase in outstanding capital ........    $ 66,933      $35,757
                                            ========      =======


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     ASSET STRATEGY PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2001     2000     1999    1998   1997
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $7.0540 $6.2625  $5.3868 $5.1969  $5.1343
                               ------- -------  ------- -------  -------
Income (loss) from investment operations:
 Net investment
   income ..........            0.1323  0.0908   0.1138  0.1391   0.1915
 Net realized and
   unrealized gain (loss)
   on investments ..           (0.8354) 1.3211   1.1232  0.3779   0.5277
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......           (0.7031) 1.4119   1.2370  0.5170   0.7192
                               ------- -------  ------- -------  -------
Less distributions from:
 Net investment
   income ..........           (0.1334)(0.0906) (0.1136)(0.1391) (0.1919)
 Capital gains .....           (0.0129)(0.5298) (0.2477)(0.1880) (0.4647)
                               ------- -------  ------- -------  -------
Total distributions            (0.1463)(0.6204) (0.3613)(0.3271) (0.6566)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $6.2046 $7.0540  $6.2625 $5.3868  $5.1969
                               ======= =======  ======= =======  =======
Total return........           -9.96%  22.53%   22.96%   9.95%   14.01%
Net assets, end of
 period (in
 millions)  ........            $115     $59      $22     $14      $10
Ratio of expenses
 to average net
 assets ............            1.03%   0.97%    0.73%   1.07%    0.93%
Ratio of net investment
 income to average
 net assets  .......            2.63%   1.97%    2.18%   2.97%    3.55%
Portfolio turnover
 rate  .............          187.87% 155.27%  179.63% 189.02%  222.50%


See Notes to Financial Statements.

MANAGER'S DISCUSSION
     December 31, 2001
     ----------------------------------------------------------------------

An interview with Cynthia P. Prince-Fox, portfolio manager of W&R Target Funds, Inc. - Balanced Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Balanced Portfolio for the fiscal year ended December 31, 2001. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that we have added the Portfolio's Lipper Universe Average to this year's annual report as an additional means of comparison to the Portfolio's performance. In addition, please remember that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?
Given the difficult environment, the Portfolio performed relatively well for the fiscal year, outperforming its stock market benchmark index, but underperforming its bond benchmark index. The Portfolio's one-year return declined 5.94 percent, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 11.91 percent for the year, the Salomon Brothers Treasury/Government Sponsored/Corporate Index (generally reflecting the performance of funds in the bond market), which increased 8.59 percent for the year, and the Lipper Variable Annuity Balanced Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 2.85 percent for the period. Multiple indexes are presented because the Portfolio invests in both stocks and bonds.

What factors affected the Portfolio's performance during the fiscal year?
The Portfolio outperformed its stock benchmark primarily due to stock selection. Our retail and insurance positions performed best. The three key areas that underperformed and adversely affected the Portfolio were financial services, oil and telecommunications. Overall, our fixed income investments had a positive return. However, due to our concerns about the economy, we were not heavily exposed to high grade corporate bonds, which demonstrated the best returns.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
The economy was already experiencing a slowdown when the September 11 terrorist attacks pushed the markets into a more tenuous position. We were positioned relatively defensively going into September, so we did not suffer a significant negative impact from the declines experienced immediately after the attacks. What we did not anticipate was how aggressively money flowed back into equities, particularly the cyclical, technology and retail sectors. While we did have exposure to these areas, we believe that our underweighted exposure to technology, in a market that surged over 20 percent, hindered our performance as the markets staged a rebound.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
Our strategy of maintaining a relatively defensive equity portfolio during the year was based on our belief that equity valuations had reached extreme levels and were unsustainable, given the potential for a slower economic environment. We took the opportunity to reduce our technology weighting during the year. We concurrently increased our weightings in more defensive areas. Following September 11, we reduced or eliminated positions that we felt were at risk given the uncertainty of the environment, including travel industry holdings, such as Carnival Cruise and Boeing.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Overall, we placed the greatest emphasis during 2001 on the energy and health care industries. We also maintained an overweighted position in retail despite an uncertain economic environment, as we felt some of our key holdings, such as Wal-Mart and Home Depot, would be in a position for growth during the difficult environment. Looking forward, we intend to focus on companies and sectors that we feel will benefit during an improving economy.


Respectfully,


Cynthia P. Prince-Fox
Manager
Balanced Portfolio

Comparison of Change in Value of $10,000 Investment
                         W&R Target Balanced Portfolio,
                               The S&P 500 Index
       Salomon Brothers Treasury/Government Sponsored/Corporate Index and
            Lipper Variable Annuity Balanced Funds Universe Average

                                           Salomon     Lipper
                                          Brothers   Variable
                                         Treasury/    Annuity
                                        Government   Balanced
                 W&R Target        S&P  Sponsored/      Funds
                   Balanced        500   Corporate   Universe
                  Portfolio      Index       Index    Average
                 ----------   --------  ---------- ----------
05/03/94 Purchase   $10,000    $10,000     $10,000    $10,000
12/31/94              9,963     10,398      10,046     10,014
12/31/95             12,374     14,306      11,978     12,473
12/31/96             13,758     17,591      12,327     14,109
12/31/97             16,301     23,447      13,535     16,776
12/31/98             17,714     30,176      14,814     19,121
12/31/99             19,510     36,533      14,514     20,800
12/31/00             20,903     33,178      16,219     21,309
12/31/01             19,661     29,227      17,613     20,702

===== W&R Target Balanced Portfolio* -- $19,661
----- S&P 500 Index** -- $29,227
...... Salomon Brothers Treasury/Government Sponsored/Corporate Index** --
$17,613
***** Lipper Variable Annuity Balanced Funds Universe Average** -- $20,702

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1994.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-01                  -5.94%
 5 Years Ended
  12-31-01                   7.40%
7+ Years Ended
  12-31-01++                 9.22%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-3-94 (the initial offering date) through 12-31-01.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.58%
 Walt Disney Company (The)  ..............    50,000 $  1,036,000
                                                     ------------

Apparel and Accessory Stores - 0.55%
 Abercrombie & Fitch, Class A*  ..........    37,000      981,610
                                                     ------------

Building Materials and Garden Supplies - 0.67%
 Home Depot, Inc. (The)  .................    23,338    1,190,471
                                                     ------------

Business Services - 2.42%
 AOL Time Warner Inc.*  ..................    40,500    1,300,050
 Clear Channel Communications, Inc.*  ....    32,100    1,634,211
 Microsoft Corporation*  .................    20,900    1,384,730
                                                     ------------
                                                        4,318,991
                                                     ------------

Cable and Other Pay Television Services - 0.53%
 Cox Communications, Inc., Class A*  .....    22,700      951,357
                                                     ------------

Chemicals and Allied Products - 6.54%
 American Home Products Corporation  .....    31,000    1,902,160
 Bristol-Myers Squibb Company  ...........    18,500      943,500
 Dow Chemical Company (The)  .............    48,200    1,628,196
 du Pont (E.I.) de Nemours and Company  ..    40,800    1,734,408
 Forest Laboratories, Inc.*  .............    16,200    1,327,590
 Pfizer Inc.  ............................    38,850    1,548,173
 Pharmacia Corporation  ..................    39,380    1,679,557
 Schering-Plough Corporation  ............    25,000      895,250
                                                     ------------
                                                       11,658,834
                                                     ------------

Communication - 2.92%
 BellSouth Corporation  ..................    26,700    1,018,605
 Qwest Communications International Inc.      90,000    1,271,700
 SBC Communications Inc.  ................    24,700      967,499
 Sprint Corporation - FON Group  .........    58,600    1,176,688
 Vodafone Group Plc, ADR  ................    30,000      770,400
                                                     ------------
                                                        5,204,892
                                                     ------------


See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Depository Institutions - 2.00%
 Morgan (J.P.) Chase & Co.  ..............    33,500 $  1,217,725
 U.S. Bancorp  ...........................    40,900      856,037
 Wells Fargo & Company  ..................    34,500    1,499,025
                                                     ------------
                                                        3,572,787
                                                     ------------

Eating and Drinking Places - 1.70%
 McDonald's Corporation  .................    53,400    1,413,498
 Starbucks Corporation*  .................    85,000    1,619,675
                                                     ------------
                                                        3,033,173
                                                     ------------

Electric, Gas and Sanitary Services - 1.33%
 El Paso Corporation  ....................    30,000    1,338,300
 Exelon Corporation  .....................    21,600    1,034,208
                                                     ------------
                                                        2,372,508
                                                     ------------

Electronic and Other Electric Equipment - 3.24%
 Analog Devices, Inc.*  ..................    15,500      688,045
 General Electric Company  ...............    18,600      745,488
 Lucent Technologies Inc.  ...............   125,000      786,250
 Maxim Integrated Products, Inc.*  .......    26,500    1,391,383
 Nortel Networks Corporation  ............   125,000      937,500
 Texas Instruments Incorporated  .........    43,800    1,226,400
                                                     ------------
                                                        5,775,066
                                                     ------------

Engineering and Management Services - 0.47%
 KPMG Consulting, Inc.*  .................    50,900      846,212
                                                     ------------

Food and Kindred Products - 1.37%
 Anheuser-Busch Companies, Inc.  .........    24,000    1,085,040
 ConAgra Foods, Inc.  ....................    57,400    1,364,398
                                                     ------------
                                                        2,449,438
                                                     ------------

Food Stores - 0.47%
 Kroger Co. (The)*  ......................    40,000      834,800
                                                     ------------


See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
     December 31, 2001
                                              Shares        Value

COMMON STOCKS (Continued)
General Merchandise Stores - 1.54%
 Target Corporation  .....................    44,600 $  1,830,830
 Wal-Mart Stores, Inc.  ..................    16,000      920,800
                                                     ------------
                                                        2,751,630
                                                     ------------

Health Services - 1.60%
 HCA - The Healthcare Company  ...........    40,600 $  1,564,724
 Health Management Associates, Inc.,
   Class A* ..............................    70,000    1,288,000
                                                     ------------
                                                        2,852,724
                                                     ------------

Industrial Machinery and Equipment - 4.04%
 Applied Materials, Inc.*  ...............    26,200    1,050,751
 Cisco Systems, Inc.*  ...................    45,000      815,175
 Cooper Cameron Corporation*  ............    29,700    1,198,692
 Deere & Company*  .......................    37,200    1,624,152
 Dell Computer Corporation*  .............    50,000    1,358,250
 EMC Corporation*  .......................    32,100      431,424
 Timken Company (The)  ...................    45,000      728,100
                                                     ------------
                                                        7,206,544
                                                     ------------

Instruments and Related Products - 0.68%
 Danaher Corporation  ....................    20,000    1,206,200
                                                     ------------

Insurance Agents, Brokers and Service - 0.66%
 Hartford Financial Services Group Inc. (The) 18,700    1,174,921
                                                     ------------

Insurance Carriers - 1.14%
 Berkshire Hathaway Inc., Class B*  ......       500    1,262,500
 Lincoln National Corporation  ...........    15,900      772,263
                                                     ------------
                                                        2,034,763
                                                     ------------

Metal Mining - 0.44%
 Barrick Gold Corporation  ...............    49,184      784,485
                                                     ------------

Motion Pictures - 1.12%
 Blockbuster Inc., Class A  ..............    30,000      756,000
 Fox Entertainment Group, Inc., Class A* .    46,800    1,241,604
                                                     ------------
                                                        1,997,604
                                                     ------------
See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Nondepository Institutions - 2.26%
 American Express Company  ...............    30,000 $  1,070,700
 Countrywide Credit Industries, Inc.  ....     8,900      364,633
 Fannie Mae  .............................    20,700    1,645,650
 Morgan Stanley Dean Witter & Co.  .......    17,100      956,574
                                                     ------------
                                                        4,037,557
                                                     ------------

Oil and Gas Extraction - 1.97%
 Anadarko Petroleum Corporation  .........    23,200    1,318,920
 Burlington Resources Inc.  ..............    45,200    1,696,808
 Schlumberger Limited  ...................     9,000      494,550
                                                     ------------
                                                        3,510,278
                                                     ------------

Paper and Allied Products - 0.73%
 International Paper Company  ............    32,138    1,296,768
                                                     ------------

Petroleum and Coal Products - 0.61%
 Exxon Mobil Corporation  ................    27,746    1,090,418
                                                     ------------

Printing and Publishing - 0.73%
 New York Times Company (The), Class A  ..    30,000    1,297,500
                                                     ------------

Rubber and Miscellaneous Plastics Products - 0.98%
 Sealed Air Corporation*  ................    43,000    1,755,260
                                                     ------------

Security and Commodity Brokers - 1.87%
 Charles Schwab Corporation (The)  .......    93,800    1,451,086
 Goldman Sachs Group, Inc. (The)  ........    20,300    1,882,825
                                                     ------------
                                                        3,333,911
                                                     ------------

Tobacco Products - 0.80%
 Philip Morris Companies Inc.  ...........    31,000    1,421,350
                                                      -----------

Transportation by Air - 0.62%
 Southwest Airlines Co.  .................    60,000    1,108,800
                                                     ------------


See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Transportation Equipment - 1.14%
 General Motors Corporation  .............     9,025 $    438,615
 Lockheed Martin Corporation  ............    34,300    1,600,781
                                                     ------------
                                                        2,039,396
                                                     ------------

TOTAL COMMON STOCKS - 47.72%                         $ 85,126,248
 (Cost: $80,814,831)

PREFERRED STOCK - 0.43%
Cable and Other Pay Television Services
 Cox Communications, Inc., 7.0%, Convertible  14,000 $    772,380
                                                     ------------
 (Cost: $700,000)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Apparel and Accessory Stores - 1.14%
 Gap, Inc. (The),
   6.9%, 9-15-07 .........................    $2,500    2,031,128
                                                     ------------

Business Services - 0.34%
 Clear Channel Communications, Inc., Convertible,
   2.625%, 4-1-03 ........................       600      612,000
                                                     ------------

Chemicals and Allied Products - 0.15%
 American Home Products Corporation,
   7.9%, 2-15-05 .........................       250      274,151
                                                     ------------

Communication - 0.09%
 Southwestern Bell Telephone Company,
   5.77%, 10-14-03 .......................       150      155,326
                                                     ------------

Electronic and Other Electric Equipment - 0.15%
 Tyco International Group S.A.,
   6.375%, 6-15-05........................       250      257,544
                                                     ------------

Food and Kindred Products - 0.30%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................       500      527,041
                                                     ------------

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Instruments and Related Products - 1.45%
 Raytheon Company,
   6.5%, 7-15-05 .........................    $2,500 $  2,582,053
                                                     ------------

Nondepository Institutions - 2.84%
 Ford Motor Credit Company,
   6.875%, 2-1-06 ........................     2,500    2,503,602
 Household Finance Corporation,
   6.5%, 1-24-06 .........................     2,500    2,562,370
                                                     ------------
                                                        5,065,972
                                                     ------------

Transportation by Air - 0.20%
 Southwest Airlines Co.,
   7.875%, 9-1-07 ........................       360      364,684
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES - 6.66%              $ 11,869,899
 (Cost: $12,269,631)

UNITED STATES GOVERNMENT SECURITIES
Agency Obligations - 4.29%
 Federal Home Loan Mortgage Corporation,
   7.0%, 2-15-03 .........................     5,000    5,252,965
 Federal National Mortgage Association:
   6.51%, 5-6-08 .........................       750      777,988
   6.19%, 7-7-08 .........................       500      514,785
   7.25%, 1-15-10 ........................     1,000    1,103,282
                                                     ------------
Total Agency Obligations                                7,649,020
                                                     ------------

Mortgage-Backed Obligations - 6.71%
 Federal Home Loan Mortgage Corporation Fixed Rate
   Participation Certificates,
   6.0%, 5-1-16 ..........................     9,321    9,362,839
 Federal National Mortgage Association Fixed Rate
   Pass-Through Certificates,
   7.0%, 9-1-25 ..........................     1,456    1,492,912
 Government National Mortgage Association Fixed Rate
   Pass-Through Certificates,
   6.5%, 8-15-28 .........................     1,115    1,121,505
                                                     ------------
Total Mortgage-Backed Obligations                      11,977,256
                                                     ------------


See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Treasury Obligations - 14.95%
 U.S. Treasury Bond:
   7.25%, 8-15-22 ........................    $4,000 $  4,707,500
   6.25%, 8-15-23 ........................     5,250    5,557,618
   6.75%, 8-15-26 ........................     3,000    3,386,952
 U.S. Treasury Note:
   6.5%, 3-31-02 .........................     5,000    5,058,595
   6.375%, 8-15-02 .......................     1,100    1,131,325
   7.5%, 2-15-05 .........................     2,250    2,492,667
   6.5%, 8-15-05 .........................     4,000    4,332,344
                                                     ------------
Total Treasury Obligations                             26,667,001
                                                     ------------
TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 25.95%                                 $ 46,293,277
 (Cost: $45,189,753)

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 3.11%
 du Pont (E.I.) de Nemours and Company,
   1.69631%, Master Note .................       551      551,000
 Procter & Gamble Company (The),
   1.92%, 1-11-02 ........................     5,000    4,997,333
                                                     ------------
                                                        5,548,333
                                                     ------------

 Electric, Gas and Sanitary Services - 2.43%
 Michigan Consolidated Gas Co.,
   2.25%, 1-8-02 .........................     4,341    4,339,101
                                                      -----------

 Food and Kindred Products - 4.29%
 General Mills, Inc.,
   2.0756%, Master Note ..................     7,647    7,647,000
                                                      -----------

 Paper and Allied Products - 2.80%
 Kimberly-Clark Corporation,
   1.78%, 2-14-02 ........................     5,000    4,989,122
                                                      -----------

 Printing and Publishing - 2.80%
 Gannett Co.,
   1.78%, 1-10-02 ........................     5,000    4,997,775
                                                      -----------

Total Commercial Paper - 15.43%                        27,521,331
See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligation
 California - 3.11%
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   1.84%, 1-2-02 .........................    $5,545 $  5,545,000
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 18.54%                 $ 33,066,331
 (Cost: $33,066,331)

TOTAL INVESTMENT SECURITIES - 99.30%                 $177,128,135
 (Cost: $172,040,546)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.70%       1,252,247

NET ASSETS - 100.00%                                 $178,380,382


Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     BALANCED PORTFOLIO
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3)  .....  $177,128
 Cash  ................................................         1
 Receivables:
   Dividends and interest .............................     1,215
   Fund shares sold ...................................       189
 Prepaid insurance premium ............................         2
                                                         --------
    Total assets  .....................................   178,535
                                                         --------
LIABILITIES
 Payable to Fund shareholders  ........................       141
 Accrued accounting services fee (Note 2)  ............         4
 Accrued management fee (Note 2)  .....................         4
 Accrued service fee (Note 2)  ........................         1
 Other  ...............................................         5
                                                         --------
    Total liabilities  ................................       155
                                                         --------
      Total net assets ................................  $178,380
                                                         ========
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ......................................  $     27
   Additional paid-in capital .........................   180,598
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss on
    investment transactions ...........................    (7,333)
   Net unrealized appreciation in value of investments      5,088
                                                         --------
    Net assets applicable to outstanding units
      of capital ......................................  $178,380
                                                         ========
Net asset value, redemption
 and offering price per share  ........................   $6.7224
                                                          =======
Capital shares outstanding ............................    26,535
Capital shares authorized .............................    50,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     BALANCED PORTFOLIO
     For the Fiscal Year Ended December 31, 2001
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ..........................  $  4,784
   Dividends (net of foreign withholding taxes of $1) .     1,031
                                                         --------
    Total income  .....................................     5,815
                                                         --------
 Expenses (Note 2):
   Investment management fee ..........................     1,185
   Service fee ........................................       422
   Accounting services fee ............................        44
   Custodian fees .....................................        14
   Audit fees .........................................         7
   Legal fees .........................................         3
   Other ..............................................        17
                                                         --------
    Total expenses  ...................................     1,692
                                                         --------
      Net investment income............................     4,123
                                                         --------
REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on investments  ....................    (7,129)
 Unrealized depreciation in value of investments
   during the period ..................................    (7,291)
                                                         --------
   Net loss on investments ............................   (14,420)
                                                         --------
    Net decrease in net assets resulting
      from operations .................................  $(10,297)
                                                         ========


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     BALANCED PORTFOLIO
     (In Thousands)
                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2001       2000
                                        ------------ ------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income ...............    $  4,123     $  3,766
   Realized net gain (loss) on investments    (7,129)       6,482
   Unrealized depreciation .............      (7,291)      (1,103)
                                            --------     --------
    Net increase (decrease) in net assets
      resulting from operations ........     (10,297)       9,145
                                            --------     --------
 Dividends to shareholders from (Note 1E):*
   Net investment income ...............      (4,123)      (3,766)
   Realized gains on security
    transactions  ......................        (204)      (6,482)
                                            --------     --------
                                              (4,327)     (10,248)
                                            --------     --------
 Capital share transactions**  .........      35,032       41,842
                                            --------     --------
      Total increase ...................      20,408       40,739
NET ASSETS
 Beginning of period  ..................     157,972      117,233
                                            --------     --------
 End of period  ........................    $178,380     $157,972
                                            ========     ========
   Undistributed net investment income .        $---         $---
                                                ====         ====

*See "Financial Highlights" on page 30.

**Shares issued from sale of shares ....      14,523        6,635
Shares issued from reinvestment of dividend
 and/or capital gains distribution  ....         643        1,399
Shares redeemed ........................     (10,195)      (2,503)
                                              ------        -----
Increase in outstanding capital shares..       4,971        5,531
                                              ======        =====
Value issued from sale of shares .......    $101,894      $50,547
Value issued from reinvestment of dividend
 and/or capital gains distribution  ....       4,327       10,248
Value redeemed .........................     (71,189)     (18,953)
                                            --------      -------
Increase in outstanding capital ........    $ 35,032      $41,842
                                            ========      =======


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     BALANCED PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2001     2000     1999    1998   1997
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $7.3258 $7.3120  $7.1081  6.7686  $6.1967
                               ------- -------  -------  ------  -------
Income (loss) from investment operations:
 Net investment
   income ..........            0.1593  0.1873   0.1760  0.1865   0.1805
 Net realized and
   unrealized gain (loss)
   on investments ..           (0.5955) 0.3361   0.5446  0.4003   0.9650
                               ------- -------  -------  ------  -------
Total from investment
 operations  .......           (0.4362) 0.5234   0.7206  0.5868   1.1455
                               ------- -------  -------  ------  -------
Less distributions from:
 Net investment
   income ..........           (0.1593)(0.1873) (0.1759)(0.1865) (0.1805)
 Capital gains .....           (0.0079)(0.3223) (0.3408)(0.0608) (0.3931)
                               ------- -------  -------  ------  -------
Total distributions            (0.1672)(0.5096) (0.5167)(0.2473) (0.5736)
                               ------- -------  -------  ------  -------
Net asset value,
 end of period  ....           $6.7224 $7.3258  $7.3120 $7.1081  $6.7686
                               ======= =======  ======= =======  =======
Total return........           -5.94%   7.14%   10.14%   8.67%   18.49%
Net assets, end of period
 (in millions)  ....            $178    $158     $117     $92      $68
Ratio of expenses
 to average net
 assets ............            1.00%   1.01%    0.95%   0.74%    0.67%
Ratio of net investment
 income to average
 net assets  .......            2.44%   2.81%    2.56%   2.92%    3.06%
Portfolio turnover
 rate  .............           38.82%  42.32%   62.90%  54.62%   55.66%


See Notes to Financial Statements.

MANAGER'S DISCUSSION
     December 31, 2001
     ----------------------------------------------------------------------

An interview with James C. Cusser, portfolio manager of W&R Target Funds, Inc. - Bond Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Bond Portfolio for the fiscal year ended December 31, 2001. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that we have added the Portfolio's Lipper Universe Average to this year's annual report as an additional means of comparison to the Portfolio's performance. In addition, please remember that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?
The Portfolio performed relatively well during the fiscal year, although it slightly underperformed its benchmark index. The Portfolio increased 7.47 percent for the year, compared with the Salomon Brothers Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 8.52 percent, and the Lipper Variable Annuity Corporate Debt A Rated Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 7.65 percent for the year.

Why did the Portfolio slightly lag its benchmark index during the fiscal year? Corporate bonds, which represent the greatest share of the Portfolio, did well because corporate prospects generally improve with the economy. Mortgage securities also did well -- mortgages account for about 30 percent of the portfolio -- because market volatility settled down. The benchmark index generally has larger holdings overall in corporate bonds, which likely accounted for its slightly better performance.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
Several fundamental investment factors changed in the last few months. The September 11 terrorist attacks marked the most important factor weighing on the Portfolio during the year, and we expect that it will continue to be a significant factor in the fixed income markets for some time to come. The attacks, it seems, acted as a general irritant to the whole of the capitalist culture and thereby, specifically, raised the cost of capital for everyone. A second important factor affecting the fixed income markets, and most specifically corporate bonds, is the deteriorating confidence in financial reporting. So-called "quality of earnings" has always been a factor in capital distribution, but never before in recent times has the quality been so grossly and so deeply mistrusted. From global/cultural events, to accounting transparency, and even to economic theory, the investment game changed in the past several months. Combined, these circumstances will make future markets more challenging, in our opinion. By year-end, the economy appeared as though it was rebounding from its low points of August and September. Longer-term interest rates rose, despite continued Federal Reserve easing, and spread products, including mortgages and corporate bonds, did fairly well, as most all fixed income securities improved against benchmark Treasury bonds.

What strategies and techniques did you employ that specifically affected Portfolio performance?
The Portfolio remains well balanced and diversified, we believe, which should help mitigate some of the uncertainty in the markets. It also is fairly liquid and nimble in order to take advantage of opportunities as they arise.
Presently, we are carrying a somewhat larger-than-normal percentage in cash, for example. Spreads to comparable-maturity Treasuries were the widest in years, as various indicators of volatility were at their highest in October and November. Hence, the Portfolio now has about a 30 percent weighting in government-backed mortgages -- this is about equal to the Lehman Bros. Aggregate Index, but is about 10 percent above the historical weighting in this normally corporate-heavy portfolio. This increase in mortgage weighting also increases the Portfolio's exposure to the highest credit quality sector, the government-backed sector.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We do not see a near-term end to the overall market turmoil. For the time being, we are happy to stay liquid, to keep higher quality in the Portfolio, and to be on the alert to the opportunities that inevitably will come in the challenging markets ahead. We expect to see higher interest rates in the months ahead, but we also anticipate profit in our spread product positions, mortgages and corporate bonds.


Respectfully,

James C. Cusser
Manager
Bond Portfolio

Comparison of Change in Value of $10,000 Investment
                           W&R Target Bond Portfolio,
               Salomon Brothers Broad Investment Grade Index and
     Lipper Variable Annuity Corporate Debt Funds A-Rated Universe Average

                                                           Lipper
                                                         Variable
                                                          Annuity
                                           Salomon      Corporate
                                          Brothers     Debt Funds
                         W&R Target          Broad        A-Rated
                               Bond     Investment       Universe
                          Portfolio    Grade Index        Average
                         ----------    -----------    -----------
     12/31/91  Purchase     $10,000        $10,000        $10,000
     12/31/92                10,767         10,759         10,747
     12/31/93                12,097         11,823         11,935
     12/31/94                11,383         11,487         11,451
     12/31/95                13,727         13,618         13,654
     12/31/96                14,193         14,111         14,005
     12/31/97                15,580         15,468         15,324
     12/31/98                16,725         16,816         16,570
     12/31/99                16,485         16,676         16,256
     12/31/00                18,106         18,609         17,985
     12/31/01                19,460         20,195         19,361

+++++ W&R Target Bond Portfolio* -- $19,460
...... Salomon Brothers Broad Investment Grade Index -- $20,195
***** Lipper Variable Annuity Corporate Debt Funds A-Rated Universe Average -- $19,361

*The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-01                   7.47%
 5 Years Ended
  12-31-01                   6.51%
10 Years Ended
  12-31-01                   6.91%

+Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

 Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE BOND PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Cable and Other Pay Television Services - 0.60%
 Cox Trust II,
   7.0%, 8-16-04 .........................    $  500 $    512,344
 Jones Intercable, Inc.,
   9.625%, 3-15-02 .......................       500      505,639
                                                     ------------
                                                        1,017,983
                                                     ------------

Chemicals and Allied Products - 1.39%
 Procter & Gamble Company (The),
   8.0%, 9-1-24 ..........................     2,000    2,364,312
                                                     ------------

Communication - 2.01%
 BellSouth Corporation,
   5.0%, 10-15-06 ........................       500      496,300
 Deutsche Telekom International Finance B.V.,
   8.25%, 6-15-30 ........................     1,000    1,109,876
 Pacific Bell,
   7.25%, 11-1-27 ........................       750      753,897
 Tele-Communications, Inc.,
   8.35%, 2-15-05 ........................     1,000    1,075,069
                                                     ------------
                                                        3,435,142
                                                     ------------

Depository Institutions - 6.20%
 AmSouth Bancorporation,
   6.75%, 11-1-25 ........................     2,000    2,057,372
 Banco Itau S.A.,
   10.0%, 8-15-11 (A) ....................       500      525,000
 Citigroup Inc.,
   5.75%, 5-10-06 ........................       500      512,122
 First Union Corporation,
   6.824%, 8-1-26 ........................     1,132    1,199,682
 ING Groep N.V.,
   5.5%, 5-11-05 (B) .....................  EUR1,000      919,020
 NationsBank Corporation,
   8.57%, 11-15-24 .......................    $1,000    1,181,226
 SouthTrust Bank of Alabama, National
   Association,
   7.69%, 5-15-25 ........................     3,000    3,130,932
 Wachovia Corporation,
   6.605%, 10-1-25 .......................     1,000    1,046,836
                                                     ------------
                                                       10,572,190
                                                     ------------

See Notes to Schedule of Investments on page 41.

THE INVESTMENTS OF THE BOND PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Electric, Gas and Sanitary Services - 5.37%
 California Infrastructure and Economic
   Development Bank, Special Purpose
   Trust PG&E-1,
   6.42%, 9-25-08 ........................    $1,000 $  1,049,036
 Cleveland Electric Illuminating Co. (The),
   9.5%, 5-15-05 .........................       678      690,522
 Entergy Arkansas, Inc.,
   7.5%, 8-1-07 ..........................       750      764,547
 HQI Transelec Chile S.A.,
   7.875%, 4-15-11 .......................       750      758,949
 Kansas Gas and Electric Company,
   7.6%, 12-15-03 ........................     1,000    1,020,500
 Niagara Mohawk Power Corporation,
   7.375%, 7-1-03 ........................       756      786,508
 TXU Eastern Funding Company,
   6.45%, 5-15-05 ........................     1,750    1,770,638
 Union Electric Co.,
   8.25%, 10-15-22 .......................     1,500    1,578,009
 Williams Companies, Inc. (The),
   7.125%, 9-1-11 ........................       750      736,525
                                                     ------------
                                                        9,155,234
                                                     ------------

Food and Kindred Products - 1.65%
 Anheuser-Busch Companies, Inc.,
   7.0%, 9-1-05 ..........................       500      518,414
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................       400      421,633
 ConAgra, Inc.,
   7.125%, 10-1-26 .......................     1,750    1,868,729
                                                     ------------
                                                        2,808,776
                                                     ------------

General Merchandise Stores - 0.47%
 Fred Meyer, Inc.,
   7.45%, 3-1-08 .........................       750      805,506
                                                     ------------

Health Services - 0.63%
 HCA - The Healthcare Company,
   8.75%, 9-1-10 .........................     1,000    1,080,000
                                                     ------------


See Notes to Schedule of Investments on page 41.

THE INVESTMENTS OF THE BOND PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Holding and Other Investment Offices - 0.95%
 GRUMA, S.A. de C.V.,
   7.625%, 10-15-07 ......................    $  500 $    470,000
 NBD Bank, National Association,
   8.25%, 11-1-24 ........................     1,000    1,144,789
                                                     ------------
                                                        1,614,789
                                                     ------------

Hotels and Other Lodging Places - 0.28%
 Host Marriott, L.P.,
   8.375%, 2-15-06 .......................       500      481,250
                                                     ------------

Industrial Machinery and Equipment - 0.54%
 International Business Machines Corporation,
   5.375%, 3-31-05 (B) ...................  EUR1,000      914,572
                                                     ------------

Insurance Carriers - 0.01%
 Reliance Group Holdings, Inc.,
   9.0%, 11-15-00 (C) ....................    $  250       10,000
                                                     ------------

Nondepository Institutions - 9.39%
 Asset Securitization Corporation,
   7.49%, 4-14-29 ........................     1,244    1,340,394
 Banco Nacional de Comercio Exterior, S.N.C.,
   7.25%, 2-2-04 .........................     1,000    1,051,250
 CHYPS CBO 1997-1 Ltd.,
   6.72%, 1-15-10 (A) ....................     1,500      975,000
 Chase Manhattan - First Union Commercial
   Mortgage Trust,
   7.439%, 7-15-09 .......................     1,500    1,617,362
 Chevy Chase Savings Bank, F.S.B.,
   9.25%, 12-1-05 ........................       500      500,000
 Countrywide Home Loans, Inc.,
   6.5%, 8-25-29 .........................     2,541    2,568,638
 First Union National Bank Commercial Mortgage,
   7.841%, 3-15-10 .......................     2,500    2,750,782
 General Motors Acceptance Corporation:
   5.5%, 2-2-05 (B) ......................  EUR1,250    1,113,085
   6.125%, 9-15-06 .......................    $1,000      989,748
   8.875%, 6-1-10 ........................       500      548,389


See Notes to Schedule of Investments on page 41.

THE INVESTMENTS OF THE BOND PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions (Continued)
 IMC Home Equity Loan Trust,
   6.9%, 1-20-22 .........................    $  670 $    684,919
 Norse CBO, Ltd. and Norse CBO, Inc.,
   6.515%, 8-13-10 (A) ...................     1,250    1,250,000
 Residential Asset Securities Corporation,
   8.0%, 10-25-24 ........................        45       44,957
 Westinghouse Electric Corporation,
   8.875%, 6-14-14 .......................       500      584,674
                                                     ------------
                                                       16,019,198
                                                     ------------

Oil and Gas Extraction - 2.49%
 Halliburton Company,
   6.75%, 2-1-27 .........................     2,000    1,811,610
 Mitchell Energy & Development Corp.,
   9.25%, 1-15-02 ........................        27       27,049
 Ocean Energy, Inc.,
   8.375%, 7-1-08 ........................     1,000    1,045,000
 Pemex Project Funding Master Trust:
   8.5%, 2-15-08 .........................       800      834,000
   9.125%, 10-13-10 ......................       500      530,000
                                                     ------------
                                                        4,247,659
                                                     ------------

Paper and Allied Products - 1.51%
 Canadian Pacific Forest Products Ltd.,
   9.25%, 6-15-02 ........................     1,000    1,019,206
 Champion International Corporation,
   6.4%, 2-15-26 .........................     1,500    1,551,050
                                                     ------------
                                                        2,570,256
                                                     ------------

Printing and Publishing - 1.06%
 Quebecor Printing Capital Corporation,
   6.5%, 8-1-27 ..........................     1,750    1,799,627
                                                     ------------

Railroad Transportation - 0.34%
 CSX Corporation,
   6.95%, 5-1-27 .........................       575      583,404
                                                     ------------


See Notes to Schedule of Investments on page 41.

THE INVESTMENTS OF THE BOND PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Security and Commodity Brokers - 0.66%
 Salomon Inc.,
   3.65%, 2-14-02 ........................   $ 1,000 $  1,121,240
                                                     ------------

Stone, Clay and Glass Products - 0.72%
 CEMEX, S.A. de C.V.,
   8.625%, 7-18-03 (A) ...................       500      527,500
 Owens-Illinois, Inc.,
   7.15%, 5-15-05 ........................       750      705,000
                                                     ------------
                                                        1,232,500
                                                     ------------

Transportation Equipment - 0.04%
 Federal-Mogul Corporation,
   0.0%, 7-1-06 (C) ......................       500       67,500
                                                     ------------

United States Postal Service - 0.14%
 Postal Square Limited Partnership,
   6.5%, 6-15-22 .........................       230      237,175
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES - 36.45%             $ 62,138,313
 (Cost: $61,824,839)

OTHER GOVERNMENT SECURITIES
Canada - 2.30%
 Hydro-Quebec,
   8.05%, 7-7-24 .........................     1,000    1,175,051
 Province de Quebec:
   7.14%, 2-27-26 ........................     1,500    1,656,696
   6.29%, 3-6-26 .........................     1,000    1,093,378
                                                     ------------
                                                        3,925,125
                                                     ------------

Supranational - 0.69%
 Inter-American Development Bank,
   8.4%, 9-1-09 ..........................     1,000    1,176,862
                                                     ------------

TOTAL OTHER GOVERNMENT SECURITIES - 2.99%            $  5,101,987
 (Cost: $4,551,133)


See Notes to Schedule of Investments on page 41.

THE INVESTMENTS OF THE BOND PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
Agency Obligations - 8.69%
 Federal Home Loan Bank,
   5.75%, 9-24-08 ........................    $2,000 $  2,022,688
 Federal Home Loan Mortgage Corporation,
   4.5%, 3-15-04 (B) .....................    EUR750      676,004
 Federal National Mortgage Association:
   5.5%, 2-15-06 .........................    $5,500    5,665,077
   5.25%, 8-14-06 ........................     1,500    1,523,850
   6.25%, 7-19-11 ........................     1,000    1,026,035
 Federal National Mortgage Association
   Principal STRIPS,
   0.0%, 2-12-18 .........................     2,500      859,100
 Tennessee Valley Authority:
   4.875%, 12-15-16 ......................     2,000    2,002,296
   5.88%, 4-1-36 .........................     1,000    1,039,102
                                                     ------------
Total Agency Obligations                               14,814,152
                                                     ------------

Mortgage-Backed Obligations - 28.81%
 Federal Home Loan Mortgage Corporation Agency
   REMIC/CMO:
   6.0%, 3-25-14 .........................     3,500    3,500,035
   6.5%, 9-25-18 .........................       500      518,900
   6.25%, 1-15-21 ........................     4,000    4,145,480
   6.5%, 8-25-21 .........................       500      508,950
   6.5%, 11-25-21 ........................     2,088    2,163,982
   6.5%, 1-15-27 .........................     2,424    2,458,930
   6.5%, 7-15-28 .........................     3,982    4,065,394
   7.5%, 3-15-29 .........................     2,000    2,064,375
   7.5%, 9-15-29 .........................       592      619,219
   6.5%, 11-15-29 ........................     1,665    1,648,191
 Federal Home Loan Mortgage Corporation Fixed
   Rate Participation Certificates:
   9.0%, 6-1-27 ..........................     1,489    1,618,523
   7.0%, 5-1-31 ..........................     1,916    1,952,627
   6.5%, 10-1-31 .........................     2,223    2,228,356
 Federal Home Loan Mortgage Corporation
   Non-Agency REMIC/CMO,
   6.5%, 11-15-29 ........................     3,082    3,062,799
 Federal National Mortgage Association Fixed Rate
   Pass-Through Certificates:
   6.09%, 4-1-09 .........................     1,943    1,989,029
   7.0%, 6-1-24 ..........................     1,684    1,730,497
   6.0%, 12-1-28 .........................     2,155    2,122,354
   6.5%, 1-1-30 ..........................     1,310    1,315,969


See Notes to Schedule of Investments on page 41.

THE INVESTMENTS OF THE BOND PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Mortgage-Backed Obligations (Continued)
 Government National Mortgage Association Fixed
   Rate Pass-Through Certificates:
   8.0%, 11-15-17 ........................    $1,655 $  1,765,346
   7.5%, 7-15-23 .........................       543      567,409
   7.5%, 12-15-23 ........................       882      922,359
   8.0%, 9-15-25 .........................       534      566,768
   7.0%, 7-20-27 .........................       318      325,061
   7.0%, 8-20-27 .........................       644      658,996
   6.5%, 5-15-29 .........................     1,219    1,226,087
   7.5%, 7-15-29 .........................     1,059    1,098,819
   7.75%, 10-15-31 .......................       310      329,182
 United States Department of Veterans Affairs,
   Guaranteed Remic Pass-Through Certificates,
   Vendee Mortgage Trust:
   2000-1 Class 2-C,
   7.25%, 11-15-21 .......................       500      533,784
   2000-2 Class 1-D,
   7.5%, 9-15-26 .........................     2,000    2,132,360
   2001-2 Class 1-D,
   6.75%, 9-15-19 ........................       750      789,630
   2001-3 Class G,
   6.5%, 4-15-27 .........................       500      498,900
                                                     ------------
Total Mortgage-Backed Obligations                      49,128,311
                                                     ------------

Treasury Obligations - 14.72%
 U.S. Treasury Bond:
   11.25%, 2-15-15 .......................     3,250    4,974,658
   6.0%, 2-15-26 .........................     2,750    2,834,219
   6.125%, 11-15-27 ......................     5,000    5,259,570
 U.S. Treasury Note:
   7.5%, 2-15-05 .........................     1,500    1,661,778
   6.5%, 8-15-05 .........................     2,000    2,166,172
   7.0%, 7-15-06 .........................     2,000    2,215,938
   5.625%, 5-15-08 .......................     2,000    2,096,406
   6.5%, 2-15-10 .........................     1,500    1,647,891
   5.0%, 2-15-11 .........................     2,250    2,243,144
                                                     ------------
Total Treasury Obligations                             25,099,776
                                                     ------------

TOTAL UNITED STATES GOVERNMENT SECURITIES - 52.22%   $ 89,042,239
 (Cost: $87,162,632)


See Notes to Schedule of Investments on page 41.

THE INVESTMENTS OF THE BOND PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
 Chemicals and Allied Products - 0.82%
 du Pont (E.I.) de Nemours and Company,
   1.69631%, Master Note .................    $1,405 $  1,405,000
                                                     ------------

 Food and Kindred Products - 6.18%
 General Mills, Inc.,
   2.0756%, Master Note ..................     6,035    6,035,000
 Nestle Capital Corp.,
   2.04%, 1-25-02 ........................     4,500    4,493,880
                                                     ------------
                                                       10,528,880
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 7.00%                  $ 11,933,880
 (Cost: $11,933,880)

TOTAL INVESTMENT SECURITIES - 98.66%                 $168,216,419
 (Cost: $165,472,484)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.34%       2,287,500

NET ASSETS - 100.00%                                 $170,503,919


Notes to Schedule of Investments
(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the total value of these securities amounted to $3,277,500 or 1.92% of net assets.

(B) Principal amounts are denominated in the indicated foreign currency, where applicable (EUR-EURO).

(C) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     BOND PORTFOLIO
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3)  .....  $168,216
 Cash  ................................................        22
 Receivables:
   Interest ...........................................     2,234
   Fund shares sold ...................................       147
 Prepaid insurance premium  ...........................         2
                                                         --------
    Total assets  .....................................   170,621
                                                         --------
LIABILITIES
 Payable to Fund shareholders  ........................       105
 Accrued accounting services fee (Note 2) .............         4
 Accrued management fee (Note 2)  .....................         2
 Accrued service fee (Note 2)  ........................         1
 Other  ...............................................         5
                                                         --------
    Total liabilities  ................................       117
                                                         --------
      Total net assets ................................  $170,504
                                                         ========
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ......................................  $     32
   Additional paid-in capital .........................   170,099
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss
    on investment transactions  .......................    (2,371)
   Net unrealized appreciation in value
    of investments  ...................................     2,744
                                                         --------
    Net assets applicable to outstanding units
      of capital ......................................  $170,504
                                                         ========
Net asset value, redemption
 and offering price per share  ........................   $5.3615
                                                          =======
Capital shares outstanding ............................    31,802
Capital shares authorized .............................    60,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     BOND PORTFOLIO
     For the Fiscal Year Ended December 31, 2001
(In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ..........................    $9,025
                                                           ------
 Expenses (Note 2):
   Investment management fee ..........................       750
   Service fee ........................................       357
   Accounting services fee ............................        44
   Custodian fees .....................................        14
   Audit fees .........................................         7
   Legal fees .........................................         4
   Other ..............................................         7
                                                           ------
    Total expenses  ...................................     1,183
                                                           ------
      Net investment income............................     7,842
                                                           ------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  .....................       (55)
 Realized net loss on foreign currency transactions  ..        (4)
                                                           ------
   Realized net loss on investments ...................       (59)
   Unrealized appreciation in value of
    investments during the period  ....................     1,937
                                                           ------
    Net gain on investments  ..........................     1,878
                                                           ------
      Net increase in net assets
       resulting from operations  .....................    $9,720
                                                           ======


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     BOND PORTFOLIO
     (In Thousands)

                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2001       2000
                                        ------------ ------------
INCREASE IN NET ASSETS
Operations:
 Net investment income  ................    $  7,842     $  6,701
 Realized net loss on investments  .....         (59)        (463)
 Unrealized appreciation  ..............       1,937        4,234
                                            --------     --------
   Net increase in net assets resulting
    from operations  ...................       9,720       10,472
                                            --------     --------
Dividends to shareholders from net
 investment income (Note 1E):*  ........      (7,838)      (6,696)
                                            --------     --------
Capital share transactions** ...........      51,392        2,918
                                            --------     --------
    Total increase  ....................      53,274        6,694
NET ASSETS
Beginning of period ....................     117,230      110,536
                                            --------     --------
End of period ..........................    $170,504     $117,230
                                            ========     ========
 Undistributed net investment income  ..        $---         $---
                                                ====         ====

*See "Financial Highlights" on page 45.

**Shares issued from sale of shares ....      19,079        3,306
Shares issued from reinvestment of dividend    1,462        1,280
Shares redeemed ........................     (11,150)      (4,065)
                                              ------        -----
Increase in outstanding capital shares .       9,391          521
                                              ======        =====
Value issued from sale of shares .......    $104,584      $17,401
Value issued from reinvestment of dividend     7,838        6,696
Value redeemed .........................     (61,030)     (21,179)
                                            --------      -------
Increase in outstanding capital ........    $ 51,392      $ 2,918
                                            ========      =======


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
       BOND PORTFOLIO
       For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2001     2000     1999    1998   1997
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $5.2308 $5.0497  $5.4451 $5.3686  $5.2004
                               ------- -------  ------- -------  -------
Income (loss) from investment
 operations:
 Net investment
   income ..........            0.2585  0.3172   0.3173  0.3180   0.3400
 Net realized and
   unrealized gain
   (loss) on
   investments .....            0.1306  0.1811  (0.3954) 0.0765   0.1682
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......            0.3891  0.4983  (0.0781) 0.3945   0.5082
                               ------- -------  ------- -------  -------
Less distributions from net
 investment income             (0.2584)(0.3172) (0.3173)(0.3180) (0.3400)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $5.3615 $5.2308  $5.0497 $5.4451  $5.3686
                               ======= =======  ======= =======  =======
Total return .......            7.47%   9.83%   -1.44%   7.35%    9.77%
Net assets, end of
 period (in
 millions)  ........            $171    $117     $111    $114      $99
Ratio of expenses
 to average net
 assets ............            0.83%   0.84%    0.81%   0.67%    0.58%
Ratio of net investment
 income to average
 net assets  .......            5.49%   6.08%    5.73%   5.99%    6.35%
Portfolio turnover
 rate  .............           29.06%  32.68%   47.27%  32.75%   36.81%


See Notes to Financial Statements.

MANAGER'S DISCUSSION
     December 31, 2001
     ----------------------------------------------------------------------

An interview with James D. Wineland, portfolio manager of W&R Target Funds, Inc.- Core Equity Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Core Equity Portfolio for the fiscal year ended December 31, 2001. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that we have added the Portfolio's Lipper Universe Average to this year's annual report as an additional means of comparison to the Portfolio's performance. In addition, please remember that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?
In a challenging environment with difficult economic circumstances, the Portfolio did not do as well as anticipated during the fiscal year, underperforming its benchmark index. The Portfolio's one-year return declined
14.91 percent, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 11.91 percent for the year, and the Lipper Variable Annuity Large-Cap Core Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 12.79 percent during the period.

Why did the Portfolio underperform its benchmark index during the fiscal year? Primarily, we believe, because we maintained a strong exposure to pharmaceuticals and energy, two sectors that ultimately underperformed for the year. We also maintained a lower exposure to some technology stocks, which happened to outperform during the fourth quarter of 2001.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
There were quite a few distractions and elements that impacted the investment environment during the year, and the Portfolio was not immune to these challenges. The economy slipped into recession, corporate earnings sharply declined and the valuation "bubble" in technology and telecommunication stocks continued to deflate. On top of all of this, the terrorist attacks on September 11 were a tremendous negative blow to our nation's confidence. By year-end, however, there were some encouraging economic signs, so we believe that 2002 may bring a stronger investment climate.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
We remained fully invested in the market through much of the downturn. We added to our technology holdings in the first half of the year, bringing our positions higher, but maintaining what generally were less than market weightings. Our overweight positions in health care, energy and financial services remained essentially unchanged. We continue to think the earnings outlook for these three sectors is relatively sound and that these stocks are much more reasonably valued than some more-speculative cyclical groups that performed well in late 2001.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
As noted above, energy, health care and financial services are sectors we focused on during the year and anticipate continuing to emphasize as we begin 2002. We believe that valuations and earnings prospects in these sectors are reasonable, given the current environment. We do expect the U.S. and global economies to recover in 2002. However, we also expect market returns to be modest when compared to some of the tremendous growth years we generally have experienced since 1982. Why? Because we feel that the dramatic rise in stock valuations largely has been driven by a huge decline in interest rates and the collapse of inflation. This process, while not likely to quickly reverse, also is not likely to provide huge impetus for further valuation improvement. More simply stated, we do not expect price-to-earning ratios to expand significantly in the years ahead. Stock price appreciation should more appropriately be based on the earnings growth of individual companies, rather than a more universal rise in stock valuations. Going forward, we intend to continue to invest in what we believe are high-quality, large cap companies that are leaders in their respective industries.


Respectfully,


James D. Wineland
Manager
Core Equity Portfolio

Comparison of Change in Value of $10,000 Investment
                       W&R Target Core Equity Portfolio,
                               S&P 500 Index and
         Lipper Variable Annuity Large-Cap Core Funds Universe Average

                                                           Lipper
                                                         Variable
                                                          Annuity
                                                        Large-Cap
                         W&R Target            S&P     Core Funds
                        Core Equity            500       Universe
                          Portfolio          Index        Average
                         ----------          -----    -----------
     12/31/91  Purchase     $10,000        $10,000        $10,000
     12/31/92                11,378         10,763         10,845
     12/31/93                13,347         11,847         12,203
     12/31/94                13,195         12,003         12,159
     12/31/95                17,359         16,514         16,041
     12/31/96                20,788         20,306         19,478
     12/31/97                26,225         27,066         24,922
     12/31/98                31,769         34,834         30,521
     12/31/99                35,748         42,172         35,982
     12/31/00                39,066         38,299         33,690
     12/31/01                33,242         33,739         29,380

----- W&R Target Core Equity Portfolio* -- $33,242
+++++ S&P 500 Index -- $33,739
***** Lipper Variable Annuity Large-Cap Core Funds Universe Average -- $29,380

*The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-01                 -14.91%
 5 Years Ended
  12-31-01                   9.84%
10 Years Ended
  12-31-01                  12.74%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE CORE EQUITY PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.92%
 Walt Disney Company (The)  ..............   406,800   $  8,428,896
                                                       ------------

Business Services - 10.04%
 AOL Time Warner Inc.*  ..................   737,350     23,668,935
 Clear Channel Communications, Inc.*  ....   312,700     15,919,557
 eBay Inc.*  .............................   169,000     11,305,255
 Microsoft Corporation*  .................   481,300     31,888,532
 SAP Aktiengesellschaft, ADR  ............    80,900      2,583,137
 Veritas Software Corp.*  ................   138,900      6,227,581
                                                       ------------
                                                         91,592,997
                                                       ------------

Cable and Other Pay Television Services - 3.60%
 Cox Communications, Inc., Class A*  .....   555,300     23,272,623
 Viacom Inc., Class B*  ..................   216,700      9,567,305
                                                       ------------
                                                         32,839,928
                                                       ------------

Chemicals and Allied Products - 19.50%
 Air Products and Chemicals, Inc.  .......   215,000     10,085,650
 American Home Products Corporation  .....   160,500      9,848,280
 Biogen, Inc.*  ..........................   164,400      9,429,162
 Dow Chemical Company (The)  .............   472,400     15,957,672
 du Pont (E.I.) de Nemours and Company  ..   305,600     12,991,056
 Forest Laboratories, Inc.*  .............   380,900     31,214,755
 Johnson & Johnson  ......................   108,700      6,424,170
 King Pharmaceuticals, Inc.*  ............   463,233     19,516,006
 Merck & Co., Inc.  ......................   143,300      8,426,040
 Pfizer Inc.  ............................   608,550     24,250,717
 Pharmacia Corporation  ..................   307,927     13,133,087
 Schering-Plough Corporation  ............   464,200     16,623,002
                                                       ------------
                                                        177,899,597
                                                       ------------

Communication - 5.50%
 BellSouth Corporation  ..................   228,300      8,709,645
 Nextel Communications, Inc.*  ...........   799,600      8,759,618
 SBC Communications Inc.  ................   436,800     17,109,456
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ............................... 1,039,800      5,432,955
 Vodafone Group Plc, ADR  ................   396,200     10,174,416
                                                       ------------
                                                         50,186,090
                                                       ------------


See Notes to Schedule of Investments on page 52.

THE INVESTMENTS OF THE CORE EQUITY PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Depository Institutions - 4.95%
 Morgan (J.P.) Chase & Co.  ..............   443,550   $ 16,123,042
 U.S. Bancorp  ...........................   683,600     14,307,748
 UBS AG, Registered Shares (A)  ..........    73,150      3,692,531
 Wells Fargo & Company  ..................   253,600     11,018,920
                                                       ------------
                                                         45,142,241
                                                       ------------

Electric, Gas and Sanitary Services - 2.61%
 El Paso Corporation  ....................   534,900     23,861,889
                                                       ------------

Electronic and Other Electric Equipment - 6.86%
 Analog Devices, Inc.*  ..................   190,800      8,469,612
 General Electric Company  ...............   544,400     21,819,552
 Intel Corporation  ......................   342,100     10,757,335
 Nokia Oyj (A)  ..........................   317,400      8,182,633
 Texas Instruments Incorporated  .........   298,200      8,349,600
 Xilinx, Inc.*  ..........................   128,900      5,032,256
                                                       ------------
                                                         62,610,988
                                                       ------------

Food and Kindred Products - 1.07%
 Anheuser-Busch Companies, Inc.  .........   215,000      9,720,150
                                                       ------------

Furniture and Home Furnishings Stores - 0.50%
 Best Buy Co., Inc.*  ....................    61,200      4,558,176
                                                       ------------

General Merchandise Stores - 3.17%
 Target Corporation  .....................   704,900     28,936,145
                                                       ------------

Holding and Other Investment Offices - 0.51%
 Zurich Financial Services (A)  ..........    20,000      4,692,488
                                                       ------------

Industrial Machinery and Equipment - 7.90%
 Baker Hughes Incorporated  ..............   657,600     23,982,672
 Caterpillar Inc.  .......................   190,400      9,948,400
 Cisco Systems, Inc.*  ...................   647,000     11,720,405
 Deere & Company*  .......................   253,700     11,076,542
 Dell Computer Corporation*  .............   290,600      7,894,149


See Notes to Schedule of Investments on page 52.

THE INVESTMENTS OF THE CORE EQUITY PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Industrial Machinery and Equipment (Continued)
 EMC Corporation*  .......................   552,900   $  7,430,976
                                                       ------------
                                                         72,053,144
                                                       ------------

Instruments and Related Products - 2.44%
 Guidant Corporation*  ...................   319,000     15,886,200
 Medtronic, Inc.  ........................   125,200      6,411,492
                                                       ------------
                                                         22,297,692
                                                       ------------

Insurance Carriers - 5.15%
 American International Group, Inc.  .....   248,437     19,725,898
 Chubb Corporation (The)  ................   252,800     17,443,200
 Munchener Ruckversicherungs - Gesellschaft
   Aktiengesellschaft (A) ................    36,200      9,831,921
                                                       ------------
                                                         47,001,019
                                                       ------------

Nondepository Institutions - 2.67%
 Fannie Mae  .............................   156,500     12,441,750
 Freddie Mac  ............................   182,400     11,928,960
                                                       ------------
                                                         24,370,710
                                                       ------------

Oil and Gas Extraction - 8.75%
 Anadarko Petroleum Corporation  .........   544,400     30,949,140
 Burlington Resources Inc.  ..............   532,600     19,993,804
 Schlumberger Limited  ...................   328,600     18,056,570
 Transocean Sedco Forex Inc.  ............   320,271     10,831,565
                                                       ------------
                                                         79,831,079
                                                       ------------

Petroleum and Coal Products - 3.43%
 Exxon Mobil Corporation  ................   444,758     17,478,989
 Royal Dutch Petroleum Company, NY Shares    281,700     13,808,934
                                                       ------------
                                                         31,287,923
                                                       ------------


See Notes to Schedule of Investments on page 52.

THE INVESTMENTS OF THE CORE EQUITY PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Primary Metal Industries - 1.61%
 Alcoa Incorporated  .....................   412,700   $ 14,671,485
                                                       ------------

Security and Commodity Brokers - 3.60%
 Charles Schwab Corporation (The)  .......   604,700      9,354,709
 Goldman Sachs Group, Inc. (The)  ........   253,600     23,521,400
                                                       ------------
                                                         32,876,109
                                                       ------------

Transportation Equipment - 2.32%
 Lockheed Martin Corporation  ............   453,900     21,183,513
                                                       ------------

TOTAL COMMON STOCKS - 97.10%                           $886,042,259
(Cost: $756,918,541)

PREFERRED STOCK - 0.49%
Cable and Other Pay Television Services
 Cox Communications, Inc., 7.0%, Convertible  81,800   $  4,512,906
                                                       ------------
 (Cost: $4,169,190)

TOTAL SHORT-TERM SECURITIES - 2.34%                    $ 21,350,363
 (Cost: $21,350,363)

TOTAL INVESTMENT SECURITIES - 99.93%                   $911,905,528
 (Cost: $782,438,094)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.07%           606,214

NET ASSETS - 100.00%                                   $912,511,742


Notes to Schedule of Investments
     *No dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside of the United States.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     CORE EQUITY PORTFOLIO
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3)  .....  $911,906
 Cash  ................................................         1
 Receivables:
   Dividends and interest .............................     1,016
   Fund shares sold ...................................       629
 Prepaid insurance premium  ...........................         6
                                                         --------
    Total assets  .....................................   913,558
                                                         --------
LIABILITIES
 Payable to Fund shareholders  ........................       989
 Accrued management fee (Note 2)  .....................        18
 Accrued accounting services fee (Note 2)  ............         8
 Accrued service fee (Note 2)  ........................         6
 Other  ...............................................        25
                                                         --------
    Total liabilities  ................................     1,046
                                                         --------
      Total net assets ................................  $912,512
                                                         ========
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ......................................  $     88
   Additional paid-in capital .........................   860,460
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss on
    investment transactions  ..........................   (77,497)
   Net unrealized appreciation in value of
    investments  ......................................   129,461
                                                         --------
    Net assets applicable to outstanding units
      of capital ......................................  $912,512
                                                         ========
Net asset value, redemption
 and offering price per share  ........................  $10.3608
                                                         ========
Capital shares outstanding ............................    88,073
Capital shares authorized .............................   160,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     CORE EQUITY PORTFOLIO
     For the Fiscal Year Ended December 31, 2001
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Dividends (net of foreign withholding taxes
    of $70)  .......................................... $   9,695
   Interest and amortization ..........................     1,685
                                                        ---------
    Total income  .....................................    11,380
                                                        ---------
 Expenses (Note 2):
   Investment management fee ..........................     6,665
   Service fee ........................................     2,386
   Accounting services fee ............................        98
   Custodian fees .....................................        79
   Legal fees .........................................        17
   Audit fees .........................................        10
   Other ..............................................        98
                                                        ---------
    Total expenses  ...................................     9,353
                                                        ---------
      Net investment income ...........................     2,027
                                                        ---------
REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  .....................   (76,999)
 Realized net loss on written call options  ...........      (474)
 Realized net loss on foreign currency transactions  ..       (12)
                                                        ---------
   Realized net loss on investments ...................   (77,485)
 Unrealized depreciation in value of investments
   during the period ..................................   (89,874)
                                                        ---------
    Net loss on investments  ..........................  (167,359)
                                                        ---------
      Net decrease in net assets resulting
       from operations  ............................... $(165,332)
                                                        =========


                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     CORE EQUITY PORTFOLIO
     (In Thousands)

                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2001       2000
                                        ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income  ................  $    2,027   $    2,890
 Realized net gain (loss) on investments     (77,485)     147,040
 Unrealized depreciation  ..............     (89,874)     (64,309)
                                          ----------   ----------
   Net increase (decrease) in net assets
    resulting from operations  .........    (165,332)      85,621
                                          ----------   ----------
Dividends to shareholders from (Note 1E):*
 Net investment income  ................      (2,015)      (2,756)
 Realized gains on
   security transactions ...............         (24)    (147,174)
                                          ----------   ----------
                                              (2,039)    (149,930)
                                          ----------   ----------
Capital share transactions** ...........      (4,068)     207,725
                                          ----------   ----------
    Total increase (decrease) ..........    (171,439)     143,416
NET ASSETS
Beginning of period ....................   1,083,951      940,535
                                          ----------   ----------
End of period ..........................  $  912,512   $1,083,951
                                          ==========   ==========
 Undistributed net investment income  ..        $---         $---
                                                ====         ====

*See "Financial Highlights" on page 56.

**Shares issued from sale of shares ....      32,587       12,569
Shares issued from reinvestment of
dividend and/or capital gains distribution       197       12,286
Shares redeemed ........................     (33,540)      (8,593)
                                              ------       ------
Increase (decrease) in outstanding
 capital shares.........................        (756)      16,262
                                              ======       ======
Value issued from sale of shares .......    $346,389     $177,335
Value issued from reinvestment of
dividend and/or capital gains distribution     2,039      149,930
Value redeemed .........................    (352,496)    (119,540)
                                            --------     --------
Increase (decrease) in outstanding
 capital  ..............................    $ (4,068)    $207,725
                                            ========     ========


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
       CORE EQUITY PORTFOLIO
       For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2001     2000     1999    1998   1997
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........          $12.2027$12.9609 $12.3351$11.9615 $10.1373
                              -------- -------  --------------- --------
Income (loss) from investment
 operations:
 Net investment
   income ..........            0.0231  0.0376   0.1571  0.1752   0.0916
 Net realized and
   unrealized gain (loss)
   on investments ..           (1.8418) 1.1650   1.3879  2.3532   2.5598
                              ----------------  --------------- --------
Total from investment
 operations  .......           (1.8187) 1.2026   1.5450  2.5284   2.6514
                              ----------------  --------------- --------
Less distributions from:
 Net investment
   income ..........           (0.0229)(0.0360) (0.1570)(0.1752) (0.0915)
 Capital gains .....           (0.0003)(1.9248) (0.7622)(1.9796) (0.7357)
                              ----------------  --------------- --------
Total distributions.           (0.0232)(1.9608) (0.9192)(2.1548) (0.8272)
                              ----------------  ------- ------- --------
Net asset value,
 end of period  ....          $10.3608$12.2027 $12.9609$12.3351 $11.9615
                              ================  =============== ========
Total return........          -14.91%   9.28%   12.52%  21.14%   26.16%
Net assets, end of
 period (in
 millions)  ........            $913  $1,084     $941    $811     $637
Ratio of expenses
 to average net
 assets ............            0.98%   0.98%    0.96%   0.80%    0.72%
Ratio of net investment
 income to average
 net assets  .......            0.21%   0.28%    1.23%   1.35%    0.80%
Portfolio turnover
 rate  .............           30.50%  49.11%   70.20%  62.84%   36.61%


See Notes to Financial Statements.

MANAGER'S DISCUSSION
     December 31, 2001
     ----------------------------------------------------------------------


An interview with Philip J. Sanders, portfolio manager of W&R Target Funds, Inc.- Growth Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Growth Portfolio for the fiscal year ended December 31, 2001. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that we have added the Portfolio's Lipper Universe Average to this year's annual report as an additional means of comparison to the Portfolio's performance. In addition, please remember that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?
The Portfolio declined during the fiscal year, underperforming its benchmark index in what proved to be a difficult investment environment. Nonetheless, it compared favorably with its peer group of large cap growth funds. The Portfolio declined 14.34 percent over the fiscal year, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 11.91 percent during the period, and the Lipper Variable Annuity Large-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 21.73 percent during the period.

Why did the Portfolio underperform its benchmark index during the fiscal year? The Portfolio modestly lagged its benchmark during the year due to several key factors. First, we maintained a slightly overweighted position in the technology sector throughout much of the year. We believe that this proved detrimental to performance, as investors adopted a more conservative investment stance in the face of a deteriorating economic and corporate profit outlook.
The Portfolio's holdings in the networking and software sectors were particularly notable laggards during the year. Also, our overweighted position in the energy sector (especially in the first quarter of 2001) hampered performance when energy prices declined. As the prospects for the economy dimmed throughout the year, concerns about a cyclical downturn in near-term demand trends overwhelmed a reasonably favorable long-term fundamental outlook for many energy companies exposed to the natural gas industry. Furthermore, the Portfolio's growth orientation clearly played a role in its relative underperformance, as value funds generally held up better during the overall market decline of 2001. We feel that the Portfolio benefited from relatively strong stock selection in the health care and retail sectors, but not enough to offset the previously mentioned factors.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
A deteriorating economic environment throughout the year negatively influenced the Portfolio's return. As 2001 progressed, Gross Domestic Product (GDP) growth decelerated and eventually turned negative in the second half of the year, resulting in recession. The already widespread trends of declining corporate profits and increasing corporate layoffs were only exacerbated by the tragic terrorist attacks of September 11. Despite an aggressive interest rate easing cycle implemented by the Federal Reserve, investors appeared to remain focused on the negative economic environment and maintained a cautious stance throughout much of the year. Some evidence of economic stabilization began to emerge late in the year, prompting a fourth quarter rally, thus mitigating some of the earlier losses.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
Our investment philosophy is based on the belief that premium long-term valuations are awarded to companies that can generate superior levels of profitability and growth on an ongoing basis. Consequently, we focused on what we feel are high-quality, industry-leading companies possessing sustainable competitive advantages and that are well-positioned to benefit from secular trends embedded in the marketplace. An assessment of the macro-economic environment and individual stock valuation metrics also were considered when evaluating the price to pay for a security. The Portfolio's growth orientation and focus on long-term fundamentals did not prove particularly helpful to performance during the fiscal year, as the market rewarded a more defensive, value-oriented approach in the face of economic weakness. Nevertheless, we remain confident in the long-term merits of our investment philosophy and process and believe the Portfolio is positioned to benefit when the economy recovers.

What industries or securities did you emphasize during the fiscal year, and what looks attractive to you going forward?
Last year's primary areas of emphasis included health care, technology and, to a lesser extent, energy. This remains the case as we continue to believe that a balanced approach is appropriate. Although there is recent evidence suggesting the economy could be stabilizing, we believe it is too early to abandon high-quality, defensive growth stocks, such as those found in the health care sector. On the other hand, we believe that the market's focus is likely to gradually shift from economic decline to economic recovery as 2002 unfolds. This would tend to favor more economically sensitive companies, such as those found in the technology, capital goods and energy sectors. In the months ahead, we expect continued market volatility as weak near-term corporate earnings reports likely will challenge the conviction of investors who may believe economic recovery is at hand. In addition to timing, the strength of any recovery is by no means certain. Thus, we intend to be opportunistic in our approach as we increase exposure to companies that we feel are more leveraged to economic recovery. As always, we intend to focus on what we believe are quality companies that possess the necessary attributes to generate superior levels of profitability and growth on a sustainable basis.


Respectfully,

Philip J. Sanders
Manager
Growth Portfolio

Comparison of Change in Value of $10,000 Investment
                          W&R Target Growth Portfolio,
                                S&P 500 Index and
        Lipper Variable Annuity Large-Cap Growth Funds Universe Average

                                                           Lipper
                                                         Variable
                                                          Annuity
                                                        Large-Cap
                         W&R Target            S&P   Growth Funds
                             Growth            500       Universe
                          Portfolio          Index        Average
                         ----------          -----    -----------
     12/31/91  Purchase     $10,000        $10,000        $10,000
     12/31/92                12,084         10,763         10,786
     12/31/93                13,779         11,847         12,015
     12/31/94                14,108         12,003         11,831
     12/31/95                19,548         16,514         15,982
     12/31/96                21,973         20,306         19,126
     12/31/97                26,685         27,066         24,132
     12/31/98                33,974         34,834         32,306
     12/31/99                45,644         42,172         45,029
     12/31/00                46,290         38,299         38,191
     12/31/01                39,653         33,739         29,890

----- W&R Target Growth Portfolio* -- $39,653
+++++ S&P 500 Index -- $33,739
***** Lipper Variable Annuity Large-Cap Growth Funds Universe Average -- $29,890

*The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-01                 -14.34%
 5 Years Ended
  12-31-01                  12.53%
10 Years Ended
  12-31-01                  14.77%

+Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

 Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

A substantial portion of the Fund's returns during recent periods is attributable to investments in initial public offerings. No assurance can be given that the Fund will continue to be able to invest in such offerings to the same extent as it has in the past or that future offerings in which the Fund invests will have as equally beneficial impact on performance.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.80%
 Walt Disney Company (The)  ..............   385,000 $  7,977,200
                                                     ------------

Building Materials and Garden Supplies - 2.36%
 Home Depot, Inc. (The)  .................   325,000   16,578,250
 Lowe's Companies, Inc.  .................   150,000    6,961,500
                                                     ------------
                                                       23,539,750
                                                     ------------

Business Services - 10.29%
 AOL Time Warner Inc.*  ..................   459,000   14,733,900
 BEA Systems, Inc.*  .....................   250,000    3,851,250
 Cendant Corporation*  ...................   910,000   17,845,100
 First Data Corporation  .................    80,000    6,276,000
 Micromuse Inc.*  ........................   310,000    4,648,450
 Microsoft Corporation*  .................   444,000   29,417,220
 Oracle Corporation*  ....................   475,000    6,562,125
 PeopleSoft, Inc.*  ......................   135,000    5,427,675
 SAP Aktiengesellschaft, ADR  ............   165,000    5,268,450
 Siebel Systems, Inc.*  ..................   180,000    5,038,200
 Veritas Software Corp.*  ................    75,000    3,362,625
                                                     ------------
                                                      102,430,995
                                                     ------------

Cable and Other Pay Television Services - 3.32%
 Comcast Corporation, Class A Special*  ..   335,000   12,061,675
 Cox Communications, Inc., Class A*  .....   125,000    5,238,750
 Viacom Inc., Class B*  ..................   356,542   15,741,329
                                                     ------------
                                                       33,041,754
                                                     ------------

Chemicals and Allied Products - 19.01%
 Abbott Laboratories  ....................   355,000   19,791,250
 Air Products and Chemicals, Inc.  .......   100,000    4,691,000
 American Home Products Corporation  .....   385,000   23,623,600
 Forest Laboratories, Inc.*  .............   245,000   20,077,750
 Johnson & Johnson  ......................   309,400   18,285,540
 King Pharmaceuticals, Inc.*  ............   380,000   16,009,400
 Merck & Co., Inc.  ......................   225,000   13,230,000
 Pfizer Inc.  ............................ 1,051,425   41,899,286
 Pharmacia Corporation  ..................   404,850   17,266,853
 Schering-Plough Corporation  ............   130,000    4,655,300
 Smith International, Inc.*  .............   180,000    9,651,600
                                                     ------------
                                                      189,181,579
                                                     ------------

See Notes to Schedule of Investments on page 65.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Communication - 2.19%
 Sprint Corporation - FON Group   ........  $550,000 $ 11,044,000
 Vodafone Group Plc, ADR  ................   420,000   10,785,600
                                                     ------------
                                                       21,829,600
                                                     ------------

Depository Institutions - 7.35%
 Bank of America Corporation  ............    75,000    4,721,250
 Bank of New York Company, Inc. (The)  ...   245,000    9,996,000
 Citigroup Inc.  .........................   460,000   23,220,800
 Mellon Financial Corporation  ...........   290,000   10,909,800
 Morgan (J.P.) Chase & Co.  ..............   370,000   13,449,500
 Wells Fargo & Company  ..................   250,000   10,862,500
                                                     ------------
                                                       73,159,850
                                                     ------------

Electronic and Other Electric Equipment - 6.28%
 Altera Corporation*  ....................   300,000    6,361,500
 Analog Devices, Inc.*  ..................   210,000    9,321,900
 Intel Corporation  ......................   375,000   11,791,875
 Maxim Integrated Products, Inc.*  .......   135,000    7,088,175
 Microchip Technology Incorporated*  .....   250,000    9,686,250
 Nortel Networks Corporation  ............   835,000    6,262,500
 Texas Instruments Incorporated  .........   150,000    4,200,000
 Xilinx, Inc.*  ..........................   200,000    7,808,000
                                                     ------------
                                                       62,520,200
                                                     ------------

Engineering and Management Services - 1.91%
 Accenture Ltd*  .........................   707,500   19,045,900
                                                     ------------

Food and Kindred Products - 1.56%
 Coca-Cola Company (The)  ................   130,000    6,129,500
 Kraft Foods Inc.  .......................   275,000    9,358,250
                                                     ------------
                                                       15,487,750
                                                     ------------

Furniture and Home Furnishings Stores - 0.91%
 Best Buy Co., Inc.*  ....................   105,000    7,820,400
 Circuit City Stores, Inc. - Circuit City
   Group .................................    49,000    1,271,550
                                                     ------------
                                                        9,091,950
                                                     ------------


See Notes to Schedule of Investments on page 65.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
General Merchandise Stores - 2.86%
 Kohl's Corporation*  ....................   180,000 $ 12,679,200
 Target Corporation  .....................   385,000   15,804,250
                                                     ------------
                                                       28,483,450
                                                     ------------

Health Services - 3.53%
 Health Management Associates, Inc.,
   Class A* ..............................   935,000   17,204,000
 Tenet Healthcare Corporation*  ..........   305,000   17,909,600
                                                     ------------
                                                       35,113,600
                                                     ------------

Industrial Machinery and Equipment - 9.49%
 Applied Materials, Inc.*  ...............   241,000    9,665,305
 Baker Hughes Incorporated  ..............   255,000    9,299,850
 Cisco Systems, Inc.*  ................... 1,540,700   27,909,780
 Cooper Cameron Corporation*  ............   230,000    9,282,800
 Deere & Company*  .......................   180,000    7,858,800
 EMC Corporation*   ......................   658,400    8,848,896
 Hewlett-Packard Company  ................   310,000    6,367,400
 Lexmark International, Inc.*  ...........    85,000    5,015,000
 SPX CORPORATION*  .......................    75,000   10,267,500
                                                     ------------
                                                       94,515,331
                                                     ------------

Instruments and Related Products - 3.53%
 Danaher Corporation  ....................    50,000    3,015,500
 Guidant Corporation*  ...................   261,000   12,997,800
 Medtronic, Inc.  ........................   225,000   11,522,250
 Northrop Grumman Corporation  ...........    75,000    7,560,750
                                                     ------------
                                                       35,096,300
                                                     ------------

Insurance Agents, Brokers and Service - 1.58%
 Hartford Financial Services Group
   Inc. (The) ............................   250,000   15,707,500
                                                     ------------

Insurance Carriers - 1.51%
 American International Group, Inc.  .....   188,812   14,991,673
                                                     ------------


See Notes to Schedule of Investments on page 65.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Nondepository Institutions - 4.62%
 Fannie Mae  .............................   233,600 $ 18,571,200
 Freddie Mac  ............................   240,000   15,696,000
 Morgan Stanley Dean Witter & Co.  .......   210,000   11,747,400
                                                     ------------
                                                       46,014,600
                                                     ------------

Oil and Gas Extraction - 3.12%
 Anadarko Petroleum Corporation  .........   235,000   13,359,750
 Burlington Resources Inc.  ..............   335,000   12,575,900
 Transocean Sedco Forex Inc.  ............   151,811    5,134,248
                                                     ------------
                                                       31,069,898
                                                     ------------

Petroleum and Coal Products - 1.88%
 Exxon Mobil Corporation  ................   475,000   18,667,500
                                                     ------------

Security and Commodity Brokers - 2.28%
 Charles Schwab Corporation (The)  .......   330,000    5,105,100
 Goldman Sachs Group, Inc. (The)  ........   190,000   17,622,500
                                                     ------------
                                                       22,727,600
                                                     ------------

Tobacco Products - 2.10%
 Philip Morris Companies Inc.  ...........   455,000   20,861,750
                                                     ------------

Transportation Equipment - 1.84%
 Harley-Davidson, Inc.  ..................   190,600   10,351,486
 Lockheed Martin Corporation  ............   170,000    7,933,900
                                                     ------------
                                                       18,285,386
                                                     ------------

Wholesale Trade -- Nondurable Goods - 0.51%
 AmerisourceBergen Corporation  ..........    80,000    5,084,000
                                                     ------------

TOTAL COMMON STOCKS - 94.83%                         $943,925,116
 (Cost: $792,583,471)


See Notes to Schedule of Investments on page 65.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
 Chemicals and Allied Products - 3.16%
 Abbott Laboratories,
   1.95%, 1-2-02 .........................   $ 4,750 $  4,749,742
 du Pont (E.I.) de Nemours and Company,
   1.69631%, Master Note .................     3,278    3,278,000
 Merck & Co., Inc.,
   1.75%, 1-18-02 ........................     8,443    8,436,023
 Pfizer Inc.,
   1.74%, 1-7-02 .........................     5,000    4,998,550
 Procter & Gamble Company (The),
   1.92%, 1-11-02 ........................    10,000    9,994,667
                                                     ------------
                                                       31,456,982
                                                     ------------

 Food and Kindred Products - 1.02%
 General Mills, Inc.,
   2.0756%, Master Note ..................       166      166,000
 Nestle Capital Corp.,
   2.02%, 1-24-02 ........................    10,000    9,987,095
                                                     ------------
                                                       10,153,095
                                                     ------------

 Printing and Publishing - 1.00%
 Gannett Co.,
   1.78%, 1-10-02 ........................    10,000    9,995,550
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 5.18%                  $ 51,605,627
 (Cost: $51,605,627)

TOTAL INVESTMENT SECURITIES - 100.01%                $995,530,743
 (Cost: $844,189,098)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.01%)      (148,916)

NET ASSETS - 100.00%                                 $995,381,827


Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

 See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     GROWTH PORTFOLIO
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3)  .....  $995,531
 Cash  ................................................         1
 Receivables:
   Investment securities sold..........................     1,383
   Fund shares sold ...................................       625
   Dividends and interest .............................       623
 Prepaid insurance premium  ...........................         8
                                                       ----------
    Total assets  .....................................   998,171
                                                       ----------
LIABILITIES
 Payable to Fund shareholders  ........................     1,467
 Payable for investment securities purchased ..........     1,265
 Accrued management fee (Note 2)  .....................        19
 Accrued accounting services fee (Note 2)  ............         7
 Accrued service fee (Note 2)  ........................         7
 Other  ...............................................        24
                                                       ----------
    Total liabilities  ................................     2,789
                                                       ----------
      Total net assets ................................  $995,382
                                                       ==========
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ...................................... $     119
   Additional paid-in capital .........................   928,698
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss on
    investment transactions  ..........................   (84,777)
   Net unrealized appreciation in
    value of investments  .............................   151,342
                                                       ----------
    Net assets applicable to outstanding units
      of capital ......................................  $995,382
                                                       ==========
Net asset value, redemption
 and offering price per share  ........................   $8.3923
                                                          =======
Capital shares outstanding ............................   118,606
Capital shares authorized .............................   210,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     GROWTH PORTFOLIO
     For the Fiscal Year Ended December 31, 2001
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Dividends (net of foreign withholding taxes of $2) . $   8,375
   Interest and amortization ..........................     4,965
                                                        ---------
    Total income  .....................................    13,340
                                                        ---------
 Expenses (Note 2):
   Investment management fee ..........................     7,455
   Service fee ........................................     2,685
   Accounting services fee ............................       105
   Custodian fees .....................................        53
   Legal fees .........................................        19
   Audit fees .........................................         9
   Other ..............................................       114
                                                        ---------
    Total expenses  ...................................    10,440
                                                        ---------
      Net investment income ...........................     2,900
                                                        ---------
REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on investments  ....................   (78,995)
 Unrealized depreciation in value of investments
   during the period ..................................  (106,389)
                                                        ---------
   Net loss on investments ............................  (185,384)
                                                        ---------
    Net decrease in net assets resulting
      from operations ................................. $(182,484)
                                                        =========


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     GROWTH PORTFOLIO
     (In Thousands)

                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2001       2000
                                        ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income  ................   $   2,900    $   1,855
 Realized net gain (loss) on investments     (78,995)     128,585
 Unrealized depreciation  ..............    (106,389)    (119,217)
                                           ---------    ---------
   Net increase (decrease) in net assets
    resulting from operations  .........    (182,484)      11,223
                                          ----------    ---------
Dividends to shareholders from (Note 1E):*
 Net investment income  ................     (2,900)       (1,855)
 Realized gains on security
   transactions ........................     (5,782)     (128,585)
                                          ----------    ---------
                                             (8,682)     (130,440)
                                          ----------    ---------
Capital share transactions** ...........     (69,828)     212,845
                                          ----------    ---------
   Total increase (decrease) ...........    (260,994)      93,628
NET ASSETS
Beginning of period ....................   1,256,376    1,162,748
                                          ----------   ----------
End of period ..........................  $  995,382   $1,256,376
                                          ==========   ==========
 Undistributed net investment income  ..        $---         $---
                                                ====         ====

*See "Financial Highlights" on page 69.

**Shares issued from sale of shares ....      39,502       17,563
Shares issued from reinvestment of
dividend and/or capital gains distribution     1,035       13,198
Shares redeemed ........................     (49,054)     (10,556)
                                              ------       ------
Increase (decrease) in outstanding capital
 shares  ...............................      (8,517)      20,205
                                              ======       ======
Value issued from sale of shares .......    $339,919     $206,239
Value issued from reinvestment of
dividend and/or capital gains distribution     8,682      130,440
Value redeemed .........................    (418,429)    (123,834)
                                            --------     --------
Increase (decrease) in outstanding
 capital  ..............................    $(69,828)    $212,845
                                            ========     ========

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
       GROWTH PORTFOLIO
       For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2001     2000     1999    1998   1997
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $9.8831$10.8751 $ 9.2989 $7.5679  $6.7967
                               ------- -------  ------- -------  -------
Income (loss) from investment
 operations:
 Net investment
   income ..........            0.0246  0.0163   0.0056  0.0456   0.0574
 Net realized and
   unrealized gain (loss)
   on investments ..           (1.4417) 0.1375   3.1886  2.0215   1.4003
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......           (1.4171) 0.1538   3.1942  2.0671   1.4577
                               ------- -------  ------- -------  -------
Less distributions from:
 Net investment
   income ..........           (0.0246)(0.0163) (0.0056)(0.0456) (0.0570)
 Capital gains  ....           (0.0491)(1.1295) (1.6124)(0.2905) (0.6295)
                               ------- -------  ------- -------  -------
Total distributions.           (0.0737)(1.1458) (1.6180)(0.3361) (0.6865)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $8.3923$ 9.8831 $10.8751 $9.2989  $7.5679
                               ======= =======  ======= =======  =======
Total return .......          -14.34%   1.41%   34.35%  27.31%   21.45%
Net assets, end of
 period (in
 millions)  ........            $995  $1,256   $1,163    $825     $639
Ratio of expenses
 to average net
 assets ............            0.97%   0.96%    0.96%   0.80%    0.72%
Ratio of net investment
 income to average
 net assets  .......            0.27%   0.14%    0.06%   0.55%    0.75%
Portfolio turnover
 rate  .............           50.70%  56.52%   65.82%  75.58%  162.41%


See Notes to Financial Statements.

MANAGER'S DISCUSSION
     December 31, 2001
     ----------------------------------------------------------------------


An interview with William M. Nelson, portfolio manager of W&R Target Funds, Inc.
- High Income Portfolio

This report relates to the operation of W&R Target Funds, Inc. - High Income Portfolio for the fiscal year ended December 31, 2001. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that we have added the Portfolio's Lipper Universe Average to this year's annual report as an additional means of comparison to the Portfolio's performance. In addition, please remember that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the fiscal year?
The Portfolio did well during the period, outperforming its benchmark index.
For the fiscal year, the Portfolio increased 9.18 percent, compared with the Salomon Brothers High Yield Market Index (generally reflecting the performance of securities that represent the high yield bond market), which increased 5.44 percent during the period, and the Lipper Variable Annuity High Current Yield Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which increased 1.12 percent for the fiscal year.

What helped the Portfolio outperform its benchmark index during the fiscal year? The Portfolio benefited from the eleven interest rate cuts instigated by the Federal Reserve, and from our defensive positioning. Entering 2001, we adopted a defensive posture in anticipation of a downturn in the economy and a possible recession. The Portfolio held some higher-quality credits, some shorter maturities and was exposed to more defensive sectors, such as cable, than was the benchmark. We continued to under-invest in wire-line telecommunications, which continued its negative slide during the year. At times, the Portfolio held significant positions in cash as we felt that fewer opportunities presented themselves. In the latter part of 2001, we began to look for opportunities that a rebound in the economy would reward investors.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
The Portfolio's return was impacted by a number of factors. The numerous rate cuts by the Federal Reserve boosted performance of the higher quality credits, as spreads in general narrowed. Negative factors impacting performance include the approximately 11 percent default rate that the high yield sector overall experienced in 2001. This caused the market in general to require a larger-risk premium, thus dampening the chances of the market to experience spread tightening. In the aftermath of September 11, high yield spreads widened considerably. Opportunities then presented themselves and we invested some of the Portfolio's cash reserves.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
We continued to upgrade the quality of the Portfolio by purchasing defensive and higher-quality BB credits. We also continued to hold shorter-duration paper, maintained larger cash positions at times, and held some mortgage-backed paper.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
During the year, the Portfolio held large positions in cable and wireless telecommunications. Going forward, we anticipate continuing to be somewhat defensive in nature. We continue to look for sectors and credits that we believe should benefit from an upturn in the economy. We believe we are near the end of the Federal Reserve rate cuts for the near term. We still believe that default rates for 2002 may be greater than historical averages for the high yield sector, but we likely will look at commodity and "old economy" sectors for opportunities when a sustained recovery becomes more apparent.



Respectfully,

William M. Nelson
Manager
High Income Portfolio

Comparison of Change in Value of $10,000 Investment
                       W&R Target High Income Portfolio,
                  Salomon Brothers High Yield Market Index and
       Lipper Variable Annuity High Current Yield Funds Universe Average

                                                           Lipper
                                           Salomon       Variable
                                          Brothers        Annuity
                                              High   High Current
                         W&R Target          Yield    Yield Funds
                        High Income         Market       Universe
                          Portfolio          Index        Average
                        -----------         ------     ----------
     12/31/91  Purchase     $10,000        $10,000        $10,000
     12/31/92                11,569         11,785         11,625
     12/31/93                13,641         13,833         13,764
     12/31/94                13,293         13,661         13,385
     12/31/95                15,716         16,354         15,812
     12/31/96                17,667         18,199         17,989
     12/31/97                20,147         20,600         20,380
     12/31/98                20,540         21,343         20,509
     12/31/99                21,406         21,713         21,240
     12/31/00                19,324         20,480         19,682
     12/31/01                21,098         21,594         19,903

+++++ W&R Target High Income Portfolio* -- $21,098
----- Salomon Brothers High Yield Market Index -- $21,594
***** Lipper Variable Annuity High Current Yield Funds Universe Average --
$19,903

*The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-01                   9.18%
 5 Years Ended
  12-31-01                   3.61%
10 Years Ended
  12-31-01                   7.72%

+Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

 Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

Investing in high income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS, RIGHTS AND WARRANTS
Cable and Other Pay Television Services - 0.26%
 Charter Communications, Inc.*  ..........    18,000 $    295,830
                                                     ------------

Chemicals and Allied Products - 0.12%
 Smith International, Inc.*  .............     2,500      134,050
                                                     ------------

Communication - 0.18%
 GT Group Telecom, Inc., Warrants (A)*  ..       300        1,500
 IWO Holdings, Inc., Warrants (A)*  ......     1,500      105,000
 Leap Wireless International, Inc.,
   Warrants (A)* .........................     1,250       31,250
 ONO Finance Plc, Rights (A)*  ...........       250        2,500
 Powertel, Inc., Warrants*  ..............     2,400       72,681
 Primus Telecommunications Group,
   Incorporated, Warrants* ...............       500            5
                                                     ------------
                                                          212,936
                                                     ------------

Electric, Gas and Sanitary Services - 0.19%
 El Paso Corporation  ....................     5,000      223,050
                                                     ------------

Hotels and Other Lodging Places - 0.35%
 Ameristar Casinos, Inc.*  ...............    16,250      407,144
                                                     ------------

Industrial Machinery and Equipment - 0.29%
 Baker Hughes Incorporated  ..............     5,000      182,350
 Cooper Cameron Corporation*  ............     3,750      151,350
                                                     ------------
                                                          333,700
                                                     ------------

Oil and Gas Extraction - 0.26%
 Schlumberger Limited  ...................     2,500      137,375
 Transocean Sedco Forex Inc.  ............     5,000      169,100
                                                     ------------
                                                          306,475
                                                     ------------

TOTAL COMMON STOCKS, RIGHTS AND WARRANTS - 1.65%     $  1,913,185
 (Cost: $2,153,680)


See Notes to Schedule of Investments on page 80.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     December 31, 2001

                                              Shares        Value

PREFERRED STOCKS
Cable and Other Pay Television Services - 1.38%
 Adelphia Communications Corporation, 13.0%    2,500 $    225,000
 CSC Holdings, Inc., 11.125%  ............     8,222      859,199
 CSC Holdings, Inc., 11.75%  .............     5,000      527,500
 Intermedia Communications Inc., 13.5%*  .         1          675
                                                     ------------
                                                        1,612,374
                                                     ------------

Nondepository Institutions - 0.43%
 California Federal Preferred Capital
   Corporation, 9.125% ...................    20,000      499,800
                                                     ------------

Textile Mill Products - 0.74%
 Anvil Holdings, Inc., 13.0%*  ...........    63,561      858,071
                                                     ------------

TOTAL PREFERRED STOCKS - 2.55%                       $  2,970,245
 (Cost: $2,808,793)
                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Amusement and Recreation Services - 2.00%
 Ameristar Casinos, Inc.,
   10.75%, 2-15-09 .......................    $  750      810,000
 Mandalay Resort Group,
   9.375%, 2-15-10 (A) ...................       500      498,125
 Premier Parks Inc.,
   9.75%, 6-15-07 ........................     1,000    1,015,000
                                                      -----------
                                                        2,323,125
                                                      -----------

Auto Repair, Services, and Parking - 0.91%
 Avis Rent A Car, Inc.,
   11.0%, 5-1-09 .........................     1,000    1,060,000
                                                      -----------

Automotive Dealers and Service Stations - 1.57%
 Advance Stores Company, Incorporated,
   10.25%, 4-15-08 (A) ...................       750      761,250
 CSK Auto, Inc.,
   12.0%, 6-15-06 (A) ....................       750      755,625
 Sonic Automotive, Inc.,
   11.0%, 8-1-08 (A) .....................       300      310,500
                                                      -----------
                                                        1,827,375
                                                      -----------
See Notes to Schedule of Investments on page 80.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Cable and Other Pay Television Services - 12.84%
 Adelphia Communications Corporation:
   9.25%, 10-1-02 ........................    $1,000 $  1,006,250
   10.5%, 7-15-04 ........................     1,150    1,154,312
   9.875%, 3-1-07 ........................     2,000    1,982,500
   9.375%, 11-15-09 ......................     1,500    1,441,875
 CSC Holdings, Inc.,
   8.125%, 8-15-09 .......................       250      256,779
 Charter Communications Holdings, LLC and
   Charter Communications Holdings Capital
   Corporation:
   10.75%, 10-1-09 .......................     2,500    2,637,500
   0.0%, 5-15-11 (B) .....................     2,000    1,230,000
 FrontierVision Holdings, L.P.:
   11.0%, 10-15-06 .......................     1,500    1,546,875
   11.875%, 9-15-07 ......................     2,000    2,097,500
 Insight Communications Company, Inc.,
   0.0%, 2-15-11 (B) .....................     2,000    1,180,000
 Renaissance Media Group LLC,
   0.0%, 4-15-08 (B) .....................       500      400,000
                                                     ------------
                                                       14,933,591
                                                     ------------

Chemicals and Allied Products - 0.66%
 OM Group, Inc.,
   9.25%, 12-15-11 (A) ...................       750      765,000
                                                      -----------

Communication - 24.59%
 ACME Television, LLC,
   10.875%, 9-30-04 ......................        26       24,993
 AirGate PCS, Inc.,
   0.0%, 10-1-09 (B) .....................     1,000      760,000
 Allbritton Communications Company,
   9.75%, 11-30-07 .......................       500      522,500
 American Cellular Corporation,
   9.5%, 10-15-09 ........................       750      727,500
 EchoStar DBS Corporation,
   9.375%, 2-1-09 ........................     1,000    1,030,000
 GT Group Telecom, Inc.,
   0.0%, 2-1-10 (B) ......................       300       39,000
 Gray Communications Systems, Inc.,
   9.25%, 12-15-11 (A) ...................       500      495,000
 Grupo Iusacell, S.A. de C.V.,
   14.25%, 12-1-06 .......................     1,000    1,075,000
 Horizon PCS, Inc.,
   13.75%, 6-15-11 (A) ...................     2,000    1,990,000

See Notes to Schedule of Investments on page 80.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
 IWO Holdings, Inc.,
   14.0%, 1-15-11 ........................    $1,500 $  1,545,000
 LIN Holdings Corp.,
   0.0%, 3-1-08 (B) ......................     3,275    1,833,250
 Leap Wireless International, Inc.,
   12.5%, 4-15-10 ........................     1,500    1,140,000
 Nextel Communications, Inc.:
   0.0%, 9-15-07 (B) .....................     1,000      765,000
   0.0%, 2-15-08 (B) .....................     1,000      687,500
 Nextel Partners, Inc.:
   12.5%, 11-15-09 (A) ...................       650      568,750
   11.0%, 3-15-10 ........................     1,000      810,000
 ONO Finance Plc,
   13.0%, 5-1-09 .........................       250      189,687
 Sinclair Broadcast Group, Inc.:
   10.0%, 9-30-05 ........................     2,000    2,066,660
   8.75%, 12-15-11 (A) ...................     1,125    1,125,000
 Spanish Broadcasting System, Inc.,
   9.625%, 11-1-09 .......................     1,000      990,000
 Susquehanna Media Co.,
   8.5%, 5-15-09 .........................     1,000    1,021,250
 Tritel PCS, Inc.:
   0.0%, 5-15-09 (B) .....................     1,000      850,000
   10.375%, 1-15-11 ......................       500      572,500
 Triton PCS, Inc.:
   0.0%, 5-1-08 (B) ......................     2,000    1,810,000
   9.375%, 2-1-11 ........................       750      776,250
   8.75%, 11-15-11 (A) ...................       500      500,000
 US Unwired Inc.,
   0.0%, 11-01-09 (B) ....................     2,000    1,410,000
 VoiceStream Wireless Corporation,
   10.375%, 11-15-09 .....................     2,033    2,321,625
 Young Broadcasting Inc.:
   8.5%, 12-15-08 (A) ....................       500      502,500
   10.0%, 3-1-11 .........................       500      465,000
                                                     ------------
                                                       28,613,965
                                                     ------------

Eating and Drinking Places - 0.68%
 Domino's, Inc.,
   10.375%, 1-15-09 ......................       750      795,000
                                                     ------------


See Notes to Schedule of Investments on page 80.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Electric, Gas and Sanitary Services - 3.95%
 Allied Waste North America, Inc.:
   8.5%, 12-1-08 (A) .....................  $  1,500 $  1,515,000
   10.0%, 8-1-09 .........................     2,000    2,060,000
 AutoNation, Inc.,
   9.0%, 8-1-08 (A) ......................     1,000    1,017,500
                                                      -----------
                                                        4,592,500
                                                      -----------

Electronic and Other Electric Equipment - 1.78%
 Alamosa (Delaware), Inc.:
   12.5%, 2-1-11 .........................     1,000    1,020,000
   13.625%, 8-15-11 ......................     1,000    1,050,000
                                                      -----------
                                                        2,070,000
                                                      -----------

Food and Kindred Products - 4.47%
 Aurora Foods Inc.,
   9.875%, 2-15-07 .......................     1,250    1,200,000
 B & G Foods, Inc.,
   9.625%, 8-1-07 ........................     1,000      960,000
 Cott Corporation,
   9.375%, 7-1-05 ........................       360      367,200
 Land O' Lakes, Inc.,
   8.75%, 11-15-11 (A) ...................     1,250    1,206,250
 Pilgrim's Pride Corporation,
   9.625%, 9-15-11 .......................     1,375    1,464,375
                                                      -----------
                                                        5,197,825
                                                      -----------

Food Stores - 0.02%
 Big V Supermarkets, Inc.,
   11.0%, 2-15-04 (C) ....................       500       25,000
                                                      -----------

Furniture and Fixtures - 0.93%
 Sealy Mattress Company,
   0.0%, 12-15-07 (B) ....................     1,250    1,081,250
                                                      -----------

General Building Contractors - 1.12%
 Meritage Corporation,
   9.75%, 6-1-11 .........................     1,260    1,299,375
                                                      -----------


See Notes to Schedule of Investments on page 80.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Health Services - 6.72%
 Alliance Imaging, Inc.,
   10.375%, 4-15-11 ......................    $  750 $    795,000
 Columbia/HCA Healthcare Corporation:
   7.0%, 7-1-07 ..........................     2,111    2,149,977
   7.25%, 5-20-08 ........................     1,618    1,652,001
 Extendicare Health Services, Inc.,
   9.35%, 12-15-07 .......................     1,000      940,000
 Insight Health Services Corp.,
   9.875%, 11-1-11 (A) ...................     1,250    1,293,750
 United Surgical Partners Holdings, Inc.,
   10.0%, 12-15-11 (A) ...................     1,000      985,000
                                                     ------------
                                                        7,815,728
                                                     ------------

Hotels and Other Lodging Places - 1.65%
 CapStar Hotel Company,
   8.75%, 8-15-07 ........................       500      418,750
 Host Marriott, L.P.,
   9.25%, 10-1-07 ........................     1,000      996,250
 Prime Hospitality Corp.,
   9.75%, 4-1-07 .........................       500      503,750
                                                     ------------
                                                        1,918,750
                                                     ------------

Industrial Machinery and Equipment - 2.04%
 AAF-McQuay Inc.,
   8.875%, 2-15-03 .......................     2,000    1,995,000
 American Standard Inc.,
   9.25%, 12-1-16 ........................       374      382,651
                                                     ------------
                                                        2,377,651
                                                     ------------

Metal Mining - 0.67%
 Compass Minerals Group, Inc.,
   10.0%, 8-15-11 (A) ....................       750      778,125
                                                     ------------


See Notes to Schedule of Investments on page 80.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Miscellaneous Retail - 3.42%
 AmeriGas Partners, L.P. and
   AP Eagle Finance Corp.,
   8.875%, 5-20-11 .......................    $  500 $    515,000
 Armkel, LLC, and Armkel Finance, Inc.,
   9.5%, 8-15-09 (A) .....................       750      787,500
 Jo-Ann Stores, Inc.,
   10.375%, 5-1-07 .......................       400      328,000
 Michaels Stores, Inc.,
   9.25%, 7-1-09 .........................     1,000    1,055,000
 Rite Aid Corporation:
   7.125%, 1-15-07 .......................     1,000      805,000
   11.25%, 7-1-08 ........................       500      490,000
                                                     ------------
                                                        3,980,500
                                                     ------------

Motion Pictures - 0.84%
 AMC Entertainment Inc.,
   9.5%, 3-15-09 .........................     1,000      978,750
                                                     ------------

Oil and Gas Extraction - 5.23%
 Chesapeake Energy Corporation,
   7.875%, 3-15-04 .......................     2,000    2,005,000
 Key Energy Services, Inc.,
   8.375%, 3-1-08 ........................       750      757,500
 Pride Petroleum Services, Inc.,
   9.375%, 5-1-07 ........................       500      526,250
 SESI, L.L.C.,
   8.875%, 5-15-11 .......................       750      705,000
 Snyder Oil Corporation,
   8.75%, 6-15-07 ........................     2,000    2,090,000
                                                     ------------
                                                        6,083,750
                                                     ------------

Paper and Allied Products - 3.19%
 Buckeye Cellulose Corporation,
   8.5%, 12-15-05 ........................     1,750    1,706,250
 Container Corporation of America:
   10.75%, 5-1-02 ........................        80       81,100
   9.75%, 4-1-03 .........................       965      984,300
 Corporacion Durango, S.A. de C.V.,
   13.125%, 8-1-06 .......................     1,000      940,000
                                                     ------------
                                                        3,711,650
                                                     ------------

See Notes to Schedule of Investments on page 80.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Printing and Publishing - 0.66%
 TransWestern Publishing Company LLC,
   9.625%, 11-15-07 ......................    $  750 $    768,750
                                                     ------------

Railroad Transportation - 1.07%
 TFM, S.A. de C.V.,
   0.0%, 6-15-09 (B) .....................     1,410    1,240,800
                                                     ------------

Rubber and Miscellaneous Plastics Products - 0.69%
 Applied Extrusion Technologies, Inc.,
   10.75%, 7-1-11 ........................       750      798,750
                                                     ------------

Special Trade Contractors - 1.52%
 Integrated Electrical Services, Inc.,
   9.375%, 2-1-09 ........................     2,000    1,770,000
                                                     ------------

Textile Mill Products - 0.67%
 Norske Skog Canada Limited,
   8.625%, 6-15-11 (A) ...................       750      778,125
                                                     ------------

Wholesale Trade - Durable Goods - 1.20%
 WESCO Distribution, Inc.,
   9.125%, 6-1-08 ........................     1,500    1,395,000
                                                     ------------

Wholesale Trade - Nondurable Goods - 1.48%
 Bergen Brunswig Corporation,
   7.25%, 6-1-05 .........................       250      251,250
 Core-Mark International, Inc.,
   11.375%, 9-15-03 ......................     1,000      960,000
 DIMON Incorporated,
   9.625%, 10-15-11 (A) ..................       500      517,500
                                                     ------------
                                                        1,728,750
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES - 86.57%             $100,709,085
 (Cost: $100,848,026)


See Notes to Schedule of Investments on page 80.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITY - 2.42%
Mortgage-Backed Security
 Federal Home Loan Mortgage Corporation Fixed
   Rate Participation Certificates,
   6.0%, 5-1-16 ..........................  $  2,796 $  2,808,852
                                                     ------------
 (Cost: $2,779,461)

SHORT-TERM SECURITIES
Railroad Transportation - 1.08%
 Union Pacific Corporation,
   3.0%, 1-10-02 .........................     1,255    1,254,059
                                                     ------------

Wholesale Trade - Nondurable Goods - 3.92%
 Kroger Co. (The),
   2.55%, 1-2-02 .........................     4,562    4,561,677
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 5.00%                  $  5,815,736
 (Cost $5,815,736)

TOTAL INVESTMENT SECURITIES - 98.19%                 $114,217,103
 (Cost: $114,405,696)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.81%       2,109,829

NET ASSETS - 100.00%                                 $116,326,932


Notes to Schedule of Investments
     *No dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the total value of these securities amounted to $17,290,750 or 14.86% of net assets.

(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(C) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     HIGH INCOME PORTFOLIO
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3)  .....  $114,217
 Cash  ................................................        16
 Receivables:
   Dividends and interest .............................     2,135
   Fund shares sold ...................................        45
 Prepaid insurance premium  ...........................         1
                                                         --------
   Total assets .......................................   116,414
                                                         --------
LIABILITIES
 Payable to Fund shareholders  ........................        76
 Accrued accounting services fee (Note 2)  ............         4
 Accrued management fee (Note 2)  .....................         2
 Accrued service fee (Note 2)  ........................         1
 Other  ...............................................         4
                                                         --------
   Total liabilities ..................................        87
                                                         --------
    Total net assets  .................................  $116,327
                                                         ========
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ......................................  $     35
   Additional paid-in capital .........................   148,737
 Accumulated undistributed loss:
   Accumulated undistributed net realized loss
    on investment transactions  .......................   (32,256)
   Net unrealized depreciation in
    value of investments  .............................      (189)
                                                         --------
    Net assets applicable to outstanding units
      of capital ......................................  $116,327
                                                         ========
Net asset value, redemption
 and offering price per share  ........................   $3.3261
                                                          =======
Capital shares outstanding ............................    34,974
Capital shares authorized .............................    70,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     HIGH INCOME PORTFOLIO
     For the Fiscal Year Ended December 31, 2001
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ..........................   $11,217
   Dividends ..........................................       450
                                                          -------
    Total income  .....................................    11,667
                                                          -------
 Expenses (Note 2):
   Investment management fee ..........................       693
   Service fee ........................................       265
   Accounting services fee ............................        44
   Custodian fees .....................................         9
   Audit fees .........................................         7
   Legal fees .........................................         3
   Other ..............................................        11
                                                          -------
    Total expenses  ...................................     1,032
                                                          -------
      Net investment income ...........................    10,635
                                                         --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on investments  ....................   (10,744)
 Unrealized appreciation in value of investments
   during the period ..................................     9,495
                                                          -------
   Net loss on investments ............................    (1,249)
                                                          -------
    Net increase in net assets resulting
      from operations .................................   $ 9,386
                                                          =======


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     HIGH INCOME PORTFOLIO
     (In Thousands)

                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2001       2000
                                        ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income  ................    $ 10,635     $ 11,105
 Realized net loss on investments  .....     (10,744)     (13,198)
 Unrealized appreciation (depreciation)        9,495       (8,922)
                                            --------     --------
   Net increase (decrease) in net assets
    resulting from operations  .........       9,386      (11,015)
                                            --------     --------
Dividends to shareholders from net
 investment income (Note 1E)*  .........     (10,635)     (11,105)
                                            --------     --------
Capital share transactions** ...........      15,749        3,248
                                            --------     --------
   Total increase (decrease) ...........      14,500      (18,872)
NET ASSETS
Beginning of period ....................     101,827      120,699
                                            --------     --------
End of period ..........................    $116,327     $101,827
                                            ========     ========
 Undistributed net investment income  ..        $---         $---
                                                ====         ====
*See "Financial Highlights" on page 84.

**Shares issued from sale of shares ....      15,528        3,983
Shares issued from reinvestment of
 dividend  .............................       3,197        3,312
Shares redeemed ........................     (14,109)      (5,888)
                                              ------        -----
Increase in outstanding capital shares .       4,616        1,407
                                              ======        =====
Value issued from sale of shares .......     $55,473      $15,990
Value issued from reinvestment of
 dividend  .............................      10,635       11,105
Value redeemed .........................     (50,359)     (23,847)
                                             -------      -------
Increase in outstanding capital ........     $15,749      $ 3,248
                                             =======      =======


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     HIGH INCOME PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2001     2000     1999    1998   1997
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $3.3542 $4.1691  $4.4143 $4.7402  $4.5750
                               ------- -------  ------- -------  -------
Income (loss) from investment
 operations:
 Net investment
   income ..........            0.3346  0.4107   0.4313  0.4185   0.4098
 Net realized and
   unrealized gain (loss)
   on investments ..           (0.0281)(0.8149) (0.2452)(0.3259)  0.2324
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......            0.3065 (0.4042)  0.1861  0.0926   0.6422
                               ------- -------  ------- -------  -------
Less distributions from:
 Net investment
   income ..........           (0.3346)(0.4107) (0.4313)(0.4185) (0.4098)
 Capital gains .....           (0.0000)(0.0000) (0.0000)(0.0000) (0.0672)
                               ------- -------  ------- -------  -------
Total distributions            (0.3346)(0.4107) (0.4313)(0.4185) (0.4770)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $3.3261 $3.3542  $4.1691 $4.4143  $4.7402
                               ======= =======  ======= =======  =======
Total return .......            9.18%  -9.73%    4.22%   1.95%   14.04%
Net assets, end of
 period (in
 millions)  ........            $116    $102     $121    $126     $120
Ratio of expenses
 to average net
 assets ............            0.93%   0.96%    0.92%   0.77%    0.70%
Ratio of net investment
 income to average
 net assets  .......            9.60%  10.02%    9.17%   8.76%    8.79%
Portfolio turnover
 rate  .............          193.71% 118.96%   87.84%  63.64%   65.28%


See Notes to Financial Statements.

MANAGER'S DISCUSSION
     December 31, 2001
     ----------------------------------------------------------------------


An interview with Thomas A. Mengel, portfolio manager of W&R Target Funds, Inc.
- International Portfolio

This report relates to the operation of W&R Target Funds, Inc. - International Portfolio for the fiscal year ended December 31, 2001. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that we have added the Portfolio's Lipper Universe Average to this year's annual report as an additional means of comparison of the Portfolio's performance. In addition, please remember that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?
In the midst of a global economic slowdown, the Portfolio declined 22.23 percent for the fiscal year, slightly underperforming its benchmark index. The Morgan Stanley Capital International E.A.FE. Index (Europe, Australia, Far East - the index that generally reflects the performance of the international securities markets) declined 21.44 percent, and the Lipper Variable Annuity International Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) also declined 21.44 percent for the year.

Why did the Portfolio slightly lag its benchmark index during the fiscal year? The Portfolio underperformed, we believe, because we remained in a defensive investment position for the first three quarters of the year. Our cautious approach initially was a reaction to the rapidly deteriorating global technology sector and the impact it potentially would have on earnings, equity prices, investor sentiment and global economies. Early in 2001 it was apparent that the United States was headed into a recession, and there was serious risk that the global economic slowdown might become a global recession. The Portfolio also was negatively impacted by the generally strong U.S. dollar. Europe's single currency, the euro, was especially weak for most of the fiscal year, which had a negative influence on our performance. In the fourth quarter of 2001, we pared our defensive investment positions and raised our cyclical and growth holdings. This was in response to improved investor confidence and early signs of global economic stabilization late in the quarter, which we believe resulted primarily from an unprecedented pace of monetary ease in the United States. Most major foreign central banks also reduced interest rates throughout 2001. In addition, several countries provided fiscal stimulus, such as tax cuts, to aid their economies.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
In 2001, investors were faced with the first major global downturn in more than 25 years. In addition to a business cycle slowdown, we encountered a massive decrease in technology sector capital spending. Despite efforts to cut operating costs, many companies announced serious earnings disappointments. Corporate profitability continues to be hurt by broad deflationary pressure on the prices of many goods, such as consumer electronics and personal computers. Global central banks responded swiftly and appropriately by reducing interest rates and providing liquidity to financial markets. Additional interest rate cuts and fiscal stimulus were added in response to the tragic terrorist attacks of September 11. This external shock immediately created disruptions and distortions in the global economy while introducing additional uncertainty into the global business cycle.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
Because the Portfolio primarily holds foreign investments, the strong U.S. dollar had a negative impact on valuation for most of the fiscal year. Although the majority of our high-tech and developing country holdings were pared in 2001, we continued to hold what we felt were fundamentally sound growth companies that were negatively impacted by more than a year of high energy prices (which are now back to reasonable levels). Many of our holdings also were impacted by the global economic slowdown, which favored fixed income investments rather than equity exposure.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Through most of the year we remained in a defense posture, with limited exposure to regions most closely aligned with U.S. economic activity: Asia, Latin America, Japan, Canada and emerging markets in general. Emerging markets also were avoided because of the generally increased credit risk during a global slowdown. In the fourth quarter we observed improved investor confidence and early signs of global economic stabilization. In response to this, we pared our cash and defensive holdings and raised our investments in cyclical and growth shares. We increased sector weightings in banking, insurance, telecommunications and services. We also repositioned European holdings to further highlight France and Britain, where we believe early resumption of economic growth is most likely to occur. We intend to continue to monitor industrial and consumer activity in anticipation of taking advantage of shifts between economic sectors. In addition, we look forward to new investment opportunities across continental Europe, as the successful January introduction of euro notes and coins completes another major step in reducing transaction costs and barriers to business. Our exposure to Japan and emerging markets remains extremely selective, due to what we believe are serious unresolved political and financial risks in these areas.


Respectfully,

Thomas A. Mengel
Manager
International Portfolio

Comparison of Change in Value of $10,000 Investment
                      W&R Target International Portfolio,
             Morgan Stanley Capital International E.A.FE. Index and
          Lipper Variable Annuity International Funds Universe Average

                                                           Lipper
                                            Morgan       Variable
                                           Stanley        Annuity
                                           Capital  International
                         W&R Target  International          Funds
                      International        E.A.FE.       Universe
                          Portfolio          Index        Average
                          ---------      ---------   ------------
     05/03/94  Purchase     $10,000        $10,000        $10,000
     12/31/94                10,026          9,990          9,821
     12/31/95                10,756         11,110         11,064
     12/31/96                12,381         11,782         12,661
     12/31/97                14,448         11,991         13,378
     12/31/98                19,345         14,389         15,188
     12/31/99                32,031         18,269         21,626
     12/31/00                24,454         15,681         18,429
     12/31/01                19,017         12,318         14,478

----- W&R Target International Portfolio* -- $19,017
+++++ Morgan Stanley Capital International E.A.FE. Index** -- $12,318
***** Lipper Variable Annuity International Funds Universe Average** -- $14,478


 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes were effected as of April 30, 1994.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-01                 -22.23%
 5 Years Ended
  12-31-01                   8.96%
7+ Years Ended
  12-31-01++                 8.74%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-3-94 (the initial offering date) through 12-31-01.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

  International investing involves special risks, including policital, economic and currency risks.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS
Belgium - 3.88%
 Fortis (A)  .............................   164,100 $  4,250,981
 Interbrew S.A. (A)  .....................   109,000    2,983,728
                                                     ------------
                                                        7,234,709
                                                     ------------

Canada - 1.30%
 AT&T Canada Inc., Class B (A)*  .........    80,000    2,419,691
                                                     ------------

China - 0.96%
 China Unicom Limited (A)*  .............. 1,622,000    1,788,978
                                                     ------------

Finland - 1.12%
 Nokia Corporation, Series A, ADR  .......    44,700    1,096,491
 Nokia Oyj (A)  ..........................    38,800    1,000,271
                                                     ------------
                                                        2,096,762
                                                     ------------

France - 16.19%
 Accor SA (A)  ...........................    40,800    1,482,952
 Alcatel, Class A (A)  ...................    85,800    1,466,480
 Altran Technologies Company (A)  ........    39,700    1,793,553
 ASSURANCES GENERALES DE FRANCE (A)*  ....    53,300    2,557,429
 Aventis S.A. (A)  .......................    45,000    3,194,705
 BNP Paribas SA (A)  .....................    21,500    1,923,500
 Carrefour SA (A)  .......................    45,800    2,381,036
 Infogrames Entertainment S.A. (A)*  .....   110,000    1,331,739
 Lafarge S.A. (A)  .......................    23,800    2,222,491
 Lagardere SCA (A)  ......................    39,880    1,668,555
 Publicis Groupe S.A. (A)  ...............     1,210       32,045
 Suez (A)  ...............................   185,600    5,617,518
 TotalFinaElf, S.A. (A)  .................    12,600    1,799,130
 Vivendi Universal S.A. (A)  .............    50,000    2,737,365
                                                     ------------
                                                       30,208,498
                                                     ------------

Germany - 12.14%
 Allianz AG, Registered Shares (A)  ......    17,800    4,206,996
 Deutsche Post AG (A)  ...................    94,700    1,306,680
 Deutsche Prandbrief- und
   Hypothekenbank AG (A) .................    18,725    1,060,982
 Infineon Technologies AG (A)  ...........    46,400      970,674
 Kamps AG (A)  ...........................    50,000      401,480
 Munchener Ruckversicherungs - Gesellschaft
   Aktiengesellschaft (A) ................    20,200    5,486,320

See Notes to Schedule of Investments on page 93.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     December 31, 2001
                                              Shares        Value
COMMON STOCKS (Continued)
Germany (Continued)
 Nordex AG (A)(B)*  ......................    82,000 $    492,726
 Rhoen-Klinikum AG (A)  ..................    49,800    2,593,420
 Schering AG (A)  ........................    41,600    2,225,642
 Siemens AG (A)  .........................    16,000    1,066,104
 Techem AG (A)(B)*  ......................   130,000    2,806,356
 vi[z]rt (A)(B)  .........................    60,000       30,445
                                                     ------------
                                                       22,647,825
                                                     ------------

Ireland - 0.61%
 Bank of Ireland (The) (A)  ..............   120,001    1,135,549
                                                     ------------

Italy - 8.27%
 Assicurazioni Generali S.p.A. (A)  ......   123,200    3,421,786
 Autostrade - Concessioni e Costruzioni
   Autostrade S.p.A. (A) .................   211,000    1,465,091
 RAS S.p.A. (A)  .........................   178,000    2,096,368
 Saipem S.p.A. (A)  ......................   287,500    1,407,629
 Sanpaolo IMI S.p.A. (A)  ................    67,000      718,703
 Snam Rete Gas S.p.A. (A)(B)*  ...........   761,200    2,012,532
 Telecom Italia S.p.A., Ordinary
   Shares (A).............................   227,000    1,939,924
 UniCredito Italiano SpA (A)  ............   591,100    2,373,149
                                                     ------------
                                                       15,435,182
                                                     ------------

Japan - 8.49%
 ACOM CO., LTD. (A)  .....................    14,000    1,020,611
 Canon Inc. (A)  .........................    62,000    2,134,504
 Kao Corporation (A)  ....................    90,000    1,872,137
 Kyocera Corporation (A)  ................    24,300    1,585,992
 NTT DoCoMo, Inc. (A)  ...................        60      705,343
 NTT DoCoMo, Inc. (A)(B)  ................       115    1,351,908
 Nomura Holdings, Inc. (A)  ..............    90,000    1,154,198
 Pioneer Corporation (A) .................    47,000    1,026,107
 Promise Co., Ltd. (A)  ..................    28,700    1,553,305
 Takeda Chemical Industries, Ltd. (A)  ...    55,000    2,489,695
 THK CO., LTD. (A)  ......................    64,000      934,107
                                                     ------------
                                                       15,827,907
                                                     ------------

Korea - 0.38%
 Korea Telecom Corp., ADR  ...............    35,000      711,550
                                                     ------------

Luxembourg - 0.40%
 Thiel Logistik AG (A)(B)*  ..............    38,200      744,724
                                                     ------------
See Notes to Schedule of Investments on page 93.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Mexico - 1.03%
 Telefonos de Mexico, S.A. de C.V., ADR  .    55,100 $  1,929,602
                                                     ------------

Netherlands - 3.02%
 Equant N.V. (A)*  .......................    99,600    1,193,416
 Head N.V. (A)  ..........................   132,500      438,780
 Ordina N.V. (A)  ........................    87,609      889,081
 Unilever N.V.- Certicaaten Van
   Aandelen (A) ..........................    33,800    1,981,345
 Vedior NV - Certicaaten
   Van Aandelen (A) ......................    95,000    1,139,144
                                                     ------------
                                                        5,641,766
                                                     ------------

Portugal - 0.40%
 Banco Comercial Portugues, S.A. (A)(B)  .   183,600      743,655
                                                     ------------

Spain - 4.00%
 Banco Bilbao Vizcaya Argentaria, S.A. (A)    80,600      997,327
 Banco Santander Central Hispano, S.A. (A)   112,600      943,226
 Endesa S.A. (A)  ........................   138,000    2,158,432
 Red Electrica de Espana (A)  ............   119,225    1,109,101
 Telefonica, S.A. (A)*  ..................   167,746    2,244,392
                                                     ------------
                                                        7,452,478
                                                     ------------

Sweden - 0.58%
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................   207,000    1,081,575
                                                     ------------

Switzerland - 5.23%
 Converium Holding AG (A)(B)*  ...........    14,900      724,312
 Lonza Group AG, Registered Shares (A)  ..     3,363    2,197,973
 Nestle S.A., Registered Shares (A)  .....     8,850    1,887,175
 Swiss Reinsurance Company (A)(B)  .......     2,080      209,240
 Swiss Reinsurance Company,
   Registered Shares (A)..................    16,500    1,659,840
 Syngenta AG (A)*  .......................    20,000    1,036,082
 UBS AG, Registered Shares (A)  ..........    40,520    2,045,404
                                                     ------------
                                                        9,760,026
                                                     ------------

United Kingdom - 19.08%
 Amdocs Limited*  ........................    80,000    2,717,600
 Amey plc (A)  ...........................   165,000      891,983


See Notes to Schedule of Investments on page 93.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
United Kingdom (Continued)
 Barclays PLC (A)  .......................    69,050 $  2,283,756
 Boots Company PLC (The) (A)  ............   197,500    1,678,249
 Capita Group plc (The) (A)  .............   306,880    2,187,212
 Capita Group Plc (The) (A)(B)  ..........   215,610    1,536,707
 Compass Group PLC (A)  ..................   302,400    2,264,090
 Diageo plc (A)  .........................    91,890    1,048,679
 Kingfisher plc (A)  .....................   269,417    1,570,631
 Lloyds TSB Group plc (A)  ...............   359,364    3,897,428
 Pearson plc (A)  ........................   127,500    1,466,194
 Reckitt Benckiser plc (A)  ..............   246,800    3,587,978
 Reed International P.L.C. (A)  ..........   277,200    2,297,062
 Shire Pharmaceuticals Group plc (A)*  ...   228,100    2,851,861
 St. James's Place Capital plc (A)  ......   465,000    2,379,580
 Vodafone Group Plc (A)  ................. 1,123,400    2,935,675
                                                     ------------
                                                       35,594,685
                                                     ------------
United States - 1.54%
 Pharmacia Corporation  ..................    67,200    2,866,080
                                                     ------------

TOTAL COMMON STOCKS - 88.62%                         $165,321,242

 (Cost: $177,995,561)


PREFERRED STOCK - 0.52%
Brazil
 Petroleo Brasileiro S.A. -
   Petrobras (A) .........................    43,600 $    965,220
                                                     ------------
 (Cost: $702,912)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITY - 0.10%
Germany
 Kamps AG, Convertible,
   0.0%, 3-17-15 (C) .....................    EUR407 $    191,965
                                                     ------------
 (Cost: $206,642)


See Notes to Schedule of Investments on page 93.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     December 31, 2001

                                                Face
                                           Amount in
                                           Thousands        Value

UNREALIZED GAIN ON OPEN FORWARD
 CURRENCY CONTRACTS - 0.00%
 Japanese Yen, 3-19-02 (C)  ..............  Y900,000      533,223
 Japanese Yen, 3-19-02 (C)  ..............  Y900,000     (526,287)
                                                     ------------
                                                     $      6,936
                                                     ------------

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 2.73%
 du Pont (E.I.) de Nemours and Company,
   1.69631%, Master Note .................    $   88       88,000
 Procter & Gamble Company (The),
   1.92%, 1-11-02 ........................     5,000    4,997,333
                                                     ------------
                                                        5,085,333
                                                     ------------

 Depository Institutions - 4.02%
 UBS Finance Delaware LLC,
   1.8%, 1-2-02 ..........................     7,500    7,499,625
                                                     ------------

Total Commercial Paper - 6.75%                         12,584,958

Repurchase Agreement - 3.88%
 J.P. Morgan Securities Inc., 1.6% Repurchase
   Agreement dated 12-31-01, to be
   repurchased at $7,247,644 on
   1-2-02** ..............................     7,247    7,247,000
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 10.63%                 $ 19,831,958
 (Cost: $19,831,958)

TOTAL INVESTMENT SECURITIES - 99.87%                 $186,317,321
 (Cost: $198,737,073)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.13%         233,675

NET ASSETS - 100.00%                                 $186,550,996


See Notes to Schedule of Investments on page 93.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
December 31, 2001


Notes to Schedule of Investments

  *No dividends were paid during the preceding 12 months.

 **Collateralized by $5,770,000 U.S. Treasury Notes, 8.125% due 5-15-21; market value and accrued interest aggregate $7,421,963.

(A)  Not listed on an exchange in the United States.

(B) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the total value of these securities amounted to $10,652,605 or 5.71% of net assets.

(C) Principal amounts are denominated in the indicated foreign currency, where applicable(EUR-EURO, Y - Japanese Yen).

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     INTERNATIONAL PORTFOLIO
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3)  .....  $186,317
 Cash  ................................................         1
 Receivables:
   Dividends and interest .............................       288
   Investment securities sold .........................       168
   Fund shares sold ...................................        83
 Prepaid insurance premium ............................         1
                                                         --------
    Total assets  .....................................   186,858
                                                         --------
LIABILITIES
 Payable to Fund shareholders  ........................       236
 Accrued accounting services fee (Note 2)  ............         4
 Accrued management fee (Note 2)  .....................         4
 Accrued service fee (Note 2)  ........................         1
 Other  ...............................................        62
                                                         --------
    Total liabilities  ................................       307
                                                         --------
      Total net assets ................................  $186,551
                                                         ========
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ......................................  $     32
   Additional paid-in capital .........................   235,648
 Accumulated undistributed loss:
   Accumulated undistributed net realized loss on
    investment transactions  ..........................   (36,707)
   Net unrealized depreciation in value
    of investments  ...................................   (12,422)
                                                         --------
    Net assets applicable to outstanding units
      of capital ......................................  $186,551
                                                         ========
Net asset value, redemption and offering
 price per share  .....................................   $5.8536
                                                          =======
Capital shares outstanding ............................    31,869
Capital shares authorized .............................    70,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     INTERNATIONAL PORTFOLIO
     For the Fiscal Year Ended December 31, 2001
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Dividends (net of foreign withholding taxes of $233)  $  2,372
   Interest and amortization ..........................     1,855
                                                         --------
    Total income  .....................................     4,227
                                                         --------
 Expenses (Note 2):
   Investment management fee ..........................     1,839
   Service fee ........................................       542
   Custodian fees .....................................       228
   Accounting services fee ............................        51
   Audit fees .........................................         9
   Legal fees .........................................         4
   Other ..............................................        24
                                                         --------
    Total expenses  ...................................     2,697
                                                         --------
      Net investment income ...........................     1,530
                                                         --------
REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  .....................   (30,060)
 Realized net loss on foreign currency transactions  ..      (252)
                                                         --------
   Realized net loss on investments ...................   (30,312)
                                                         --------
 Unrealized depreciation in value of securities
   during the period ..................................   (28,376)
 Unrealized appreciation in value of foreign
   currency transactions during the period ............         7
                                                         --------
   Unrealized depreciation in value of
    investments during the period  ....................   (28,369)
                                                         --------
    Net loss on investments  ..........................   (58,681)
                                                         --------
      Net decrease in net assets resulting
       from operations  ...............................  $(57,151)
                                                         ========


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     INTERNATIONAL PORTFOLIO
     (In Thousands)
                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2001       2000
                                        ------------ ------------
DECREASE IN NET ASSETS
Operations:
 Net investment income  ................   $   1,530     $    922
 Realized net gain (loss) on
   investments .........................     (30,312)      35,868
 Unrealized depreciation  ..............     (28,369)    (117,075)
                                            --------     --------
   Net decrease in net assets resulting
    from operations  ...................     (57,151)     (80,285)
                                            --------     --------
Dividends to shareholders from (Note 1E):*
 Net investment income  ................      (1,278)        (544)
 Realized gains on
   security transactions ...............      (6,647)     (36,034)
                                            --------     --------
                                              (7,925)     (36,578)
                                            --------     --------
Capital share transactions** ...........     (14,802)      83,263
                                            --------     --------
    Total decrease  ....................     (79,878)     (33,600)
NET ASSETS
Beginning of period ....................     266,429      300,029
                                            --------     --------
End of period ..........................    $186,551     $266,429
                                            ========     ========
 Undistributed net investment income  ..        $---         $---
                                                ====         ====

*See "Financial Highlights" on page 97.

**Shares issued from sale of shares ....      10,052        6,858
Shares issued from reinvestment of dividend
 and/or capital gains distribution  ....       1,354        4,653
Shares redeemed ........................     (13,430)      (2,756)
                                              ------       ------
Increase (decrease) in outstanding
   capital shares ......................      (2,024)       8,755
                                              ======       ======
Value issued from sale of shares .......    $ 66,669      $75,985
Value issued from reinvestment of dividend
 and/or capital gains distribution  ....       7,925       36,578
Value redeemed .........................     (89,396)     (29,300)
                                            --------      -------
Increase (decrease) in outstanding capital  $(14,802)     $83,263
                                            ========      =======


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     INTERNATIONAL PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2001     2000     1999    1998   1997
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........          $ 7.8610$11.9354 $ 7.8176 $6.3842  $5.9990
                              -------- -------  ------- -------  -------
Income (loss) from investment operations:
 Net investment
   income ..........            0.0498  0.0298   0.0032  0.0353   0.0485
 Net realized and
   unrealized gain (loss)
   on investments...           (1.7977)(2.8531)  5.1235  2.1283   0.9534
                              -------- -------  ------- -------  -------
Total from investment
 operations  .......           (1.7479)(2.8233)  5.1267  2.1636   1.0019
                              -------- -------  ------- -------  -------
Less distributions from:
 Net investment
   income ..........           (0.0419)(0.0186) (0.0000)(0.0353) (0.0463)
 Capital gains .....           (0.2176)(1.2325) (1.0089)(0.6949) (0.5704)
                              -------- -------  ------- -------  -------
Total distributions.           (0.2595)(1.2511) (1.0089)(0.7302) (0.6167)
                              -------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $5.8536$ 7.8610 $11.9354 $7.8176  $6.3842
                              ======== =======  ======= =======  =======
Total return........          -22.23% -23.66%   65.58%  33.89%   16.70%
Net assets, end of
 period (in
 millions)  ........            $187    $266     $300    $169     $115
Ratio of expenses
 to average net
 assets ............            1.25%   1.23%    1.21%   1.02%    0.98%
Ratio of net investment
 income to average
 net assets  .......            0.71%   0.31%    0.04%   0.47%    0.79%
Portfolio turnover
 rate  .............           99.52% 116.84%  118.71%  88.84%  117.37%


See Notes to Financial Statements.

MANAGER'S DISCUSSION
     December 31, 2001
     ----------------------------------------------------------------------


An interview with W. Patrick Sterner, portfolio manager of W&R Target Funds, Inc. - Limited-Term Bond Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Limited-Term Bond Portfolio for the fiscal year ended December 31, 2001. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that we have added the Portfolio's Lipper Universe Average to this year's annual report as an additional means of comparison to the Portfolio's performance. In addition, please remember that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?
The Portfolio performed well during the fiscal year, slightly outperforming its benchmark index. The Portfolio's one-year return increased 9.21 percent, compared with the Salomon Brothers 1-5 Year Treasury/Government Sponsored/Corporate Index (reflecting the performance of securities that generally represent the short-maturity sector of the bond market), which increased 9.09 percent for the year, and the Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which increased
7.55 percent during the year.

What helped the Portfolio outperform its benchmark index during the fiscal year? There were several factors that contributed positively to the Portfolio's performance throughout the fiscal year. The most important issue, we believe, was our overweighting in corporate bonds, which was the best-performing sector of the fixed income market during 2001. Exposure to the defense industry, railroads and waste disposal companies within the corporate sector also contributed positively to overall return.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
During the fourth quarter, the Portfolio weathered a dramatic sell-off in the bond market. A short duration, along with an overweighting in 15-year mortgage-backed securities, helped returns, in our opinion.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
Our management style attempts to identify relative value opportunities between sectors of the market. Those sectors include Treasuries, agencies, corporates and mortgage-backed securities. Based on our determination that intermediate-maturity corporates offered good value, we overweighted the sector to what we feel has been the benefit of the Portfolio. In addition, as interest rates declined during the year, we continued to shorten duration. We believe that this helped to insulate the Portfolio from the dramatic sell-off during the fourth quarter.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We continue to feel that mortgage-backed securities offer the best overall value in the market for the near term. Going forward, we believe that fixed income returns will be affected both by near-term inflation levels and the speed of any forthcoming economic recovery. While we look for interest rates ultimately to move higher, we feel that it likely will not be a dramatic increase, based on our forecast of a gradual recovery and low inflation. In this environment, we feel that shorter duration and an emphasis on mortgage-backed securities and high quality corporate bonds should provide solid returns.


Respectfully,


W. Patrick Sterner
Manager
Limited-Term Bond Portfolio

Comparison of Change in Value of $10,000 Investment
                   W&R Target Limited-Term Bond Portfolio and
   Salomon Brothers 1 - 5 Year Treasury/Government Sponsored/Corporate Index and Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds
                                Universe Average

                                                           Lipper
                                                         Variable
                                           Salomon        Annuity
                                          Brothers         Short-
                                          1-5 Year   Intermediate
                                         Treasury/     Investment
                         W&R Target     Government          Grade
                       Limited-Term     Sponsored/     Debt Funds
                               Bond      Corporate       Universe
                          Portfolio          Index        Average
                          ---------    -----------     ----------
     05/03/94  Purchase     $10,000        $10,000        $10,000
     12/31/94                10,026         10,105         10,101
     12/31/95                11,462         11,404         11,207
     12/31/96                11,892         11,938         11,663
     12/31/97                12,707         12,791         12,424
     12/31/98                13,553         13,769         13,208
     12/31/99                13,790         14,065         13,504
     12/31/00                14,993         15,328         14,525
     12/31/01                16,375         16,722         15,622

+++++ W&R Target Limited-Term Bond Portfolio* -- $16,375
...... Salomon Brothers 1 - 5 Year Treasury/Government Sponsored/Corporate
      Index** -- $16,722
***** Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds
      Universe Average** -- $15,622

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes were effected as of April 30, 1994.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-01                   9.21%
 5 Years Ended
  12-31-01                   6.61%
7+ Years Ended
  12-31-01++                 6.64%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-3-94 (the initial offering date) through 12-31-01.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 3.01%
 Praxair, Inc.,
   6.75%, 3-1-03 .........................      $450  $   467,015
                                                      -----------

Communication - 6.46%
 AT&T Corp.,
   6.75%, 4-1-04 .........................       400      415,804
 Qwest Corporation,
   7.625%, 6-9-03 ........................       200      204,499
 WorldCom, Inc.,
   7.875%, 5-15-03 .......................       366      382,640
                                                      -----------
                                                        1,002,943
                                                      -----------

Depository Institutions - 1.45%
 Mercantile Bancorporation Inc.,
   7.625%, 10-15-02 ......................       217      225,193
                                                      -----------

Electric, Gas and Sanitary Services - 12.45%
 NorAm Energy Corp.,
   6.375%, 11-1-03 .......................       300      304,444
 Public Service Electric and Gas Company,
   7.19%, 9-6-02 .........................       200      205,960
 UtiliCorp United,
   6.875%, 10-1-04 .......................       100      102,775
 WMX Technologies, Inc.,
   7.0%, 5-15-05 .........................       250      255,651
 Western Resources, Inc.,
   7.25%, 8-15-02 ........................       200      200,538
 Williams Companies, Inc. (The),
   6.5%, 11-15-02 ........................       300      306,692
 Wisconsin Energy Corporation,
   5.875%, 4-1-06 ........................       550      557,857
                                                      -----------
                                                        1,933,917
                                                      -----------

Food and Kindred Products - 1.38%
 Grand Metropolitan Investment Corp.,
   7.125%, 9-15-04 .......................       200      214,975
                                                      -----------

General Merchandise Stores - 0.95%
 Penney (J.C.) Company, Inc.,
   7.6%, 4-1-07 ..........................       150      146,969
                                                      -----------


See Notes to Schedule of Investments on page 105.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Industrial Machinery and Equipment - 2.36%
 Black & Decker Corp.,
   7.5%, 4-1-03 ..........................      $350  $   365,957
                                                      -----------

Instruments and Related Products - 1.00%
 Raytheon Company,
   6.75%, 8-15-07 ........................       150      155,332
                                                      -----------

Insurance Carriers - 2.33%
 Aon Corporation,
   7.4%, 10-1-02 .........................       350      361,772
                                                      -----------

Lumber and Wood Products - 1.33%
 Masco Corporation,
   6.0%, 5-3-04 ..........................       200      206,584
                                                      -----------

Metal Mining - 1.32%
 BHP Finance (USA) Limited,
   7.875%, 12-1-02 .......................       200      206,553
                                                      -----------

Motion Pictures - 1.32%
 Time Warner Entertainment Company, L.P.,
   9.625%, 5-1-02 ........................       200      204,270
                                                      -----------

Nondepository Institutions - 8.69%
 American General Finance Corporation,
   6.2%, 3-15-03 .........................       270      280,866
 Aristar, Inc.,
   5.85%, 1-27-04 ........................       150      154,432
 Ford Motor Credit Company,
   6.7%, 7-16-04 .........................       383      388,379
 General Motors Acceptance Corporation,
   7.0%, 9-15-02 .........................       203      208,319
 Household Finance Corporation,
   7.25%, 7-15-03 ........................       300      317,731
                                                      -----------
                                                        1,349,727
                                                      -----------

Oil and Gas Extraction - 3.04%
 Anadarko Petroleum Corporation,
   6.5%, 5-15-05 .........................       450      471,729
                                                      -----------


See Notes to Schedule of Investments on page 105.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Paper and Allied Products - 1.33%
 International Paper Company,
   6.125%, 11-1-03 .......................      $200  $   206,849
                                                      -----------

Petroleum and Coal Products - 2.75%
 Chevron Corporation Profit Sharing/Savings
   Plan Trust Fund,
   8.11%, 12-1-04 ........................        60       63,902
 Phillips Petroleum Company,
   6.65%, 3-1-03 .........................       350      362,995
                                                      -----------
                                                          426,897
                                                      -----------

Railroad Transportation - 2.48%
 Norfolk Southern Corporation,
   7.35%, 5-15-07 ........................       200      214,317
 Union Pacific Corporation,
   7.875%, 2-15-02 .......................       170      170,991
                                                      -----------
                                                          385,308
                                                      -----------

Transportation Equipment - 1.59%
 Lockheed Martin Corporation,
   7.25%, 5-15-06 ........................       230      246,900
                                                      -----------

TOTAL CORPORATE DEBT SECURITIES - 55.24%              $ 8,578,890
 (Cost: $8,402,720)

UNITED STATES GOVERNMENT SECURITIES
Agency Obligations - 10.93%
 Federal Home Loan Bank:
   5.125%, 1-13-03 .......................       350      359,957
   4.875%, 5-14-04 .......................       350      360,053
 Federal National Mortgage Association:
   5.0%, 2-14-03 .........................       200      205,726
   6.99%, 7-9-07 .........................       300      307,526
 Tennessee Valley Authority,
   5.0%, 12-18-03 ........................       450      464,761
                                                      -----------
Total Agency Obligations                                1,698,023
                                                      -----------


See Notes to Schedule of Investments on page 105.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Mortgage-Backed Obligations - 29.08%
 Federal Home Loan Mortgage Corporation Agency
   REMIC/CMO,
   6.05%, 9-15-20 ........................      $ 35  $    35,390
 Federal Home Loan Mortgage Corporation Fixed Rate
   Participation Certificates:
   7.0%, 8-1-07 ..........................       109      111,571
   5.5%, 2-1-16 ..........................       439      432,294
   6.0%, 5-1-16 ..........................       233      234,071
 Federal National Mortgage Association Fixed Rate
   Pass-Through Certificates:
   6.5%, 12-1-10 .........................        32       33,420
   6.0%, 1-1-11 ..........................        35       35,581
   6.5%, 2-1-11 ..........................        42       42,935
   7.0%, 5-1-11 ..........................        27       27,832
   7.0%, 7-1-11 ..........................        32       33,224
   7.0%, 9-1-12 ..........................        37       38,494
   6.0%, 11-1-13 .........................       165      167,021
   7.0%, 9-1-14 ..........................       103      106,821
   7.0%, 10-1-14 .........................       144      149,639
   6.0%, 3-1-16 ..........................       884      888,748
   6.0%, 6-1-16 ..........................       288      288,429
   6.5%, 6-1-16 ..........................       225      229,100
   7.0%, 4-1-26 ..........................        41       42,299
 Government National Mortgage Association Fixed Rate
   Pass-Through Certificates:
   6.5%, 1-15-14 .........................        81       83,525
   7.5%, 3-15-15 .........................       137      144,334
   6.0%, 8-15-16 .........................       385      388,576
   6.0%, 12-1-16 .........................       450      454,500
   7.0%, 6-15-28 .........................       381      390,020
   7.0%, 7-15-29 .........................       154      157,752
                                                      -----------
Total Mortgage-Backed Obligations                       4,515,576
                                                      -----------

Treasury Obligations - 2.25%
 U.S. Treasury Note,
   5.0%, 8-15-11 .........................       350      349,125
                                                      -----------

TOTAL UNITED STATES GOVERNMENT SECURITIES - 42.26%    $ 6,562,724
 (Cost: $6,530,889)


See Notes to Schedule of Investments on page 105.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
 Chemicals and Allied Products - 2.95%
 du Pont (E.I.) de Nemours and Company,
   1.69631%, Master Note .................      $458  $   458,000
                                                      -----------

 Food and Kindred Products - 2.35%
 General Mills, Inc.,
   2.0756%, Master Note ..................       366      366,000
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 5.30%                   $   824,000
 (Cost: $824,000)

TOTAL INVESTMENT SECURITIES - 102.80%                 $15,965,614
 (Cost: $15,757,609)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (2.80%)      (434,655)

NET ASSETS - 100.00%                                  $15,530,959


Notes to Schedule of Investments

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     LIMITED-TERM BOND PORTFOLIO
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at
   value (Notes 1 and 3) ..............................   $15,966
 Cash  ................................................         1
 Receivables:
   Interest receivable.................................       202
   Fund shares sold....................................        20
                                                          -------
   Total assets .......................................    16,189
                                                          -------
LIABILITIES
 Payable for investment securities purchased  .........       453
 Payable to Fund shareholders .........................       201
 Accrued accounting services fee (Note 2) .............         1
 Other  ...............................................         3
                                                          -------
   Total liabilities ..................................       658
                                                          -------
    Total net assets  .................................   $15,531
                                                          =======
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ......................................   $     3
   Additional paid-in capital .........................    15,331
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss
    on investment transactions  .......................       (11)
   Net unrealized appreciation in value
    of investments  ...................................       208
                                                          -------
    Net assets applicable to outstanding units
      of capital ......................................   $15,531
                                                          =======
Net asset value, redemption
 and offering price per share  ........................   $5.4437
                                                          =======
Capital shares outstanding ............................     2,853
Capital shares authorized .............................    20,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     LIMITED-TERM BOND PORTFOLIO
     For the Fiscal Year Ended December 31, 2001
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ..........................      $587
                                                             ----
 Expenses (Note 2):
   Investment management fee ..........................        50
   Service fee ........................................        25
   Audit fees .........................................         5
   Accounting services fee.............................         4
   Custodian fees .....................................         3
   Other ..............................................         1
                                                             ----
    Total  ............................................        88
      Less expenses in excess of voluntary
       waiver of management fee (Note 2)  .............       (50)
                                                             ----
       Total expenses  ................................        38
                                                             ----
         Net investment income ........................       549
                                                             ----
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net gain on investments  ....................         5
 Unrealized appreciation in value of
   investments during the period ......................       227
                                                             ----
   Net gain on investments ............................       232
                                                             ----
    Net increase in net assets resulting
      from operations .................................      $781
                                                             ====


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     LIMITED-TERM BOND PORTFOLIO
     (In Thousands)

                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2001       2000
                                        ------------ ------------
INCREASE IN NET ASSETS
Operations:
 Net investment income  ................     $   549       $  373
 Realized net gain (loss) on investments           5           (9)
 Unrealized appreciation  ..............         227          137
                                             -------       ------
   Net increase in net assets
    resulting from operations ..........         781          501
                                             -------       ------
Dividends to shareholders from
 net investment income (Note 1E)*  .....        (549)        (373)
                                             -------       ------
Capital share transactions** ...........       8,823          309
                                             -------       ------
    Total increase  ....................       9,055          437
NET ASSETS
Beginning of period ....................       6,476        6,039
                                             -------       ------
End of period ..........................     $15,531       $6,476
                                             =======       ======
 Undistributed net investment income  ..        $---         $---
                                                ====         ====

*See "Financial Highlights" on page 109.

**Shares issued from sale of shares ....       2,367          282
Shares issued from reinvestment of dividend      101           72
Shares redeemed ........................        (868)        (299)
                                               -----          ---
Increase in outstanding capital shares .       1,600           55
                                               =====          ===
Value issued from sale of shares .......     $13,044       $1,469
Value issued from reinvestment of dividend       549          373
Value redeemed .........................      (4,770)      (1,533)
                                             -------       ------
Increase in outstanding capital ........     $ 8,823       $  309
                                             =======       ======


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
       LIMITED-TERM BOND PORTFOLIO
       For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2001     2000     1999    1998   1997
Net asset value,               ------- -------  ------- -------  -------
 beginning of
 period  ...........           $5.1666 $5.0405  $5.2292 $5.1882  $5.1639
Income (loss) from             ------- -------  ------- -------  -------
 investment operations:
 Net investment income          0.1971  0.3155   0.2799  0.2935   0.3086
 Net realized and
   unrealized gain (loss)
   on investments ..            0.2771  0.1261  (0.1887) 0.0522   0.0451
Total from investment          ------- -------  ------- -------  -------
 operations  .......            0.4742  0.4416   0.0912  0.3457   0.3537
                               ------- -------  ------- -------  -------
Less distributions from:
 Net investment
   income ..........           (0.1971)(0.3155) (0.2799)(0.2935) (0.3086)
 Capital gains .....           (0.0000)(0.0000) (0.0000)(0.0112) (0.0208)
                               ------- -------  ------- -------  -------
Total distributions            (0.1971)(0.3155) (0.2799)(0.3047) (0.3294)
Net asset value,               ------- -------  ------- -------  -------
 end of period  ....           $5.4437 $5.1666  $5.0405 $5.2292  $5.1882
                               ======= =======  ======= =======  =======
Total return .......            9.21%   8.73%    1.74%   6.66%    6.85%
Net assets, end of
 period (in millions)            $16      $6       $6      $5       $4
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver ....            0.38%   0.40%    0.64%   0.79%    0.73%
Ratio of net investment
 income to average
 net assets including
 voluntary expense
 waiver ............            5.52%   6.33%    5.63%   5.65%    5.93%
Ratio of expenses
 to average net assets
 excluding voluntary
 expense waiver  ...            0.88%   0.90%   0.91%     ---      ---
Ratio of net investment
 income to average net
 assets excluding voluntary
 expense waiver  ...            5.02%   5.83%   5.36%     ---      ---
Portfolio turnover
 rate  .............           22.43%  47.32%   22.81%  47.11%   35.62%


See Notes to Financial Statements.

MANAGER'S DISCUSSION
     December 31, 2001
     ----------------------------------------------------------------------


An interview with Mira Stevovich, portfolio manager of W&R Target Funds, Inc. - Money Market Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Money Market Portfolio for the fiscal year ended December 31, 2001. The following discussion and tables provide you with information regarding the Portfolio's performance during that period. Please remember that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?
The Portfolio's overall yield decreased during the fiscal year, due to an ongoing campaign of interest rate cuts initiated by the Federal Reserve. The Federal Reserve cut the target federal funds rate eleven times during 2001, for a total of 4.75 percent, in an attempt to stimulate the U.S. economy. This rate-cutting environment is obviously not an ideal setting for money market portfolios in general.

What market conditions or events influenced the Portfolio's performance during the fiscal year?
The weak U.S. economy has resulted in lower credit quality among companies issuing debt securities. We remain vigilant in our review and monitoring of companies in which we invest, and we focus on investing only in companies with the highest credit quality. However, securities issued by the highest quality companies are issued at premium rates of interest (the lowest-yielding securities). Therefore, we believe that our emphasis on the highest credit quality and safest investments has translated into a somewhat lower overall return for the Portfolio.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
Our concern with credit quality has been the focus of our management strategy during most of the fiscal year. We have chosen to extend the overall maturity of our holdings with very select securities of the highest quality, based on our strict credit-risk constraints. Following the terrorist attacks on September 11, we assumed a defensive posture and kept new security purchases relatively short. This, we felt, would help to maintain liquidity during an uncertain environment.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We have extended the average maturity of the Portfolio, primarily with U.S. Treasury securities and U.S. Government Agency securities, which are comparable to the highest credit ratings. In light of the current climate, and continued weakness in the U.S. economy, we intend to review security purchases on a case-by-case basis, following closely the developments in all industries and their effects on each company in which we invest.
Respectfully,

Mira Stevovich
Manager
Money Market Portfolio

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
     December 31, 2001
                                           Principal
                                           Amount in
                                           Thousands        Value

BANK OBLIGATIONS
Notes
 Meriter Management Services, Inc. (U.S. Bank
   Milwaukee, National Association),
   2.1%, 1-2-02 ..........................    $1,655  $ 1,655,000
 Wells Fargo & Company:
   1.75%, 1-8-02 .........................     1,500    1,499,490
   1.84%, 1-17-02 ........................     2,000    1,998,364
                                                      -----------
TOTAL BANK OBLIGATIONS - 5.21%                        $ 5,152,854
                                                      -----------
 (Cost: $5,152,854)

CORPORATE OBLIGATIONS
Commercial Paper
 Chemicals and Allied Products - 17.84%
 Abbott Laboratories:
   1.95%, 1-2-02 .........................     3,000    2,999,837
   1.8%, 1-11-02 .........................     1,250    1,249,375
 BOC Group Inc. (DE):
   1.85%, 1-2-02 .........................     2,845    2,844,854
   2.0%, 1-3-02 ..........................     1,500    1,499,833
 Merck & Co., Inc.,
   1.75%, 1-18-02 ........................     2,307    2,305,094
 Pfizer Inc.:
   1.74%, 1-7-02 .........................     1,000      999,710
   1.85%, 1-31-02 ........................     1,750    1,747,302
 Pharmacia Corporation,
   1.85%, 1-10-02 ........................     1,000      999,538
 Procter & Gamble Company (The):
   1.92%, 1-11-02 ........................     2,000    1,998,933
   1.78%, 2-12-02 ........................     1,000      997,923
                                                      -----------
                                                       17,642,399
                                                      -----------

 Communication - 1.45%
 SBC Communications Inc.,
   1.82%, 1-18-02 ........................     1,432    1,430,769
                                                      -----------

 Eating and Drinking Places - 1.21%
 McDonald's Corporation,
   1.82%, 1-4-02 .........................     1,199    1,198,818
                                                      -----------

 Electric, Gas and Sanitary Services - 9.60%
 Idaho Power Co.:
   1.82%, 1-7-02 .........................     2,000    1,999,393
   1.95%, 1-11-02 ........................     1,000      999,458
   1.85%, 1-17-02 ........................     1,000      999,178


See Notes to Schedule of Investments on page 117.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (continued)
Commercial Paper (continued)
 Electric, Gas and Sanitary Services (continued)
 Questar Corp.:
   2.29375%, 1-3-02 ......................    $2,000  $ 2,000,000
   1.9%, 1-8-02 ..........................     1,000      999,631
   1.85%, 1-11-02 ........................     1,000      999,486
 Tampa Electric Co.,
   1.82%, 1-8-02 .........................     1,500    1,499,469
                                                      -----------
                                                        9,496,615
                                                      -----------

 Food and Kindred Products - 8.59%
 Coca-Cola Company (The),
   1.74%, 1-10-02 ........................     1,000      999,565
 Diageo Capital plc,
   1.85%, 2-1-02 .........................     2,750    2,745,619
 Nestle Capital Corp.:
   1.97%, 1-17-02 ........................     2,000    1,998,249
   2.02%, 1-24-02 ........................     2,000    1,997,419
   2.04%, 1-25-02 ........................       750      748,980
                                                      -----------
                                                        8,489,832
                                                      -----------

 General Merchandise Stores - 3.23%
 May Department Stores Co.,
   1.75%, 1-11-02 ........................     3,200    3,198,444
                                                      -----------

 Nondepository Institutions - 4.55%
 Deere (John) Capital Corp.:
   1.81%, 1-9-02 .........................     1,750    1,749,296
   2.51%, 1-22-02 ........................     1,750    1,750,531
 IBM Credit Corp.,
   1.75%, 1-11-02 ........................     1,000      999,514
                                                      -----------
                                                        4,499,341
                                                      -----------

 Paper and Allied Products - 3.41%
 Kimberly-Clark Corporation:
   1.8%, 1-31-02 .........................     1,875    1,872,188
   1.78%, 2-14-02 ........................     1,500    1,496,737
                                                      -----------
                                                        3,368,925
                                                      -----------


See Notes to Schedule of Investments on page 117.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (continued)
Commercial Paper (continued)
 Petroleum and Coal Products - 1.26%
 BP America Inc.,
   1.72%, 2-7-02 .........................    $1,250  $ 1,247,790
                                                      -----------

 Printing and Publishing - 2.58%
 Gannett Co.,
   1.78%, 1-10-02 ........................     2,550    2,548,865
                                                      -----------

 Wholesale Trade -- Nondurable Goods - 1.52%
 Unilever Capital Corporation:
   2.08%, 1-2-02 .........................       500      499,971
   2.01%, 1-17-02 ........................     1,000      999,107
                                                      -----------
                                                        1,499,078
                                                      -----------

Total Commercial Paper - 55.24%                        54,620,876

Commercial Paper (backed by irrevocable bank
 letter of credit) - 1.52%
 Electric, Gas and Sanitary Services
 AES Hawaii Inc. (Bank of America N.A.),
   1.95%, 1-8-02 .........................     1,500    1,499,350
                                                      -----------

Notes
 Chemicals and Allied Products - 0.51%
 Lilly (Eli) & Company,
   4.7%, 3-22-02 .........................       500      500,000
                                                      -----------

 Communication - 1.72%
 BellSouth Corporation,
   4.287%, 4-26-02 .......................     1,700    1,699,258
                                                      -----------

 Electric, Gas and Sanitary Services - 1.80%
 Baltimore Gas & Electric Co.,
   2.08125%, 3-4-02 ......................     1,784    1,783,961
                                                      -----------


See Notes to Schedule of Investments on page 117.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
     December 31, 2001                     Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (continued)
Notes (continued)
 Nondepository Institutions - 1.01%
 Caterpillar Financial Services Corp.,
   2.1175%, 3-5-02 .......................    $1,000  $ 1,000,761
                                                      -----------

Total Notes - 5.04%                                     4,983,980

TOTAL CORPORATE OBLIGATIONS - 61.80%                  $61,104,206
 (Cost: $61,104,206)

MUNICIPAL OBLIGATIONS
Colorado - 1.83%
 City and County of Denver, Colorado, Department
   of Aviation, Airport System, Subordinate
   Commercial Paper Taxable Notes, Series 2000B
   (Westdeutsche Landesbank Girozentrale and
   Bayerische Landesbank Girozentrale),
   1.91%, 1-4-02 .........................     1,805    1,804,713
                                                      -----------

Indiana - 1.01%
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds
   (Amoco Oil Company Project), Taxable Series 1995
   (Amoco Corporation),
   1.9%, 1-23-02 .........................     1,000    1,000,000
                                                      -----------

Louisiana - 3.03%
 Industrial Development Board of the Parish
   of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable), (Westdeutsche
   Landesbank Girozentrale),
   1.8%, 1-9-02 ..........................     2,050    2,050,000
 Industrial District No. 3 of the Parish of West
   Baton Rouge, State of Louisiana, Variable Rate
   Demand Revenue Bonds, Series 1995 (Taxable),
   (The Dow Chemical Company Project),
   1.96%, 1-9-02 .........................       950      950,000
                                                      -----------
                                                        3,000,000
                                                      -----------

New York - 2.02%
 The City of New York, General Obligation Bonds,
   Fiscal 1995 Series B, Taxable Adjustable Rate
   Bonds (Bayerische Landesbank Girozentrale,
   New York Branch),
   2.57%, 1-9-02 .........................     2,000    2,000,000
                                                      -----------


See Notes to Schedule of Investments on page 117.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (continued)
Ohio - 2.02%
 State of Ohio, Taxable Solid Waste Revenue
   Bonds, Series 2000, Taxable (BP Exploration &
   Oil Inc. Project - BP Amoco P.L.C. Guarantor),
   1.96%, 1-9-02 .........................    $2,000  $ 2,000,000
                                                      -----------

Rhode Island - 0.37%
 Rhode Island Industrial Facilities Corporation,
   Variable Rate Demand, Taxable Industrial Development
   Revenue Bonds, 2001 Series B (Gardner Specialty
   Metals, LLC and B.A. Ballou & Co. Incorporated
   Project), (Fleet National Bank),
   2.25%, 1-2-02 .........................       360      360,000
                                                      -----------

Texas - 2.02%
 Brazos River Harbor Navigation District of
   Brazoria County, Texas, Taxable Variable Rate
   Demand Revenue Bonds, Series 2001A (The Dow
   Chemical Company Project),
   1.96%, 1-9-02 .........................     2,000    2,000,000
                                                      -----------

Washington - 4.12%
 Washington State Housing Finance Commission,
   Taxable Variable Rate Demand Multifamily
   Revenue Bonds (Brittany Park Project),
   Series 1996B (U.S. Bank of Washington,
   National Association),
   1.95%, 1-2-02 .........................     2,290    2,290,000
 Watts Brothers Frozen Foods, L.L.C., Variable
   Rate Demand Taxable Revenue Bonds, 1997 (U.S.
   Bank of Washington, National Association),
   2.35%, 1-3-02 .........................     1,285    1,285,000
 Wenatchee Valley Clinic, P.S., Floating Rate
   Taxable Bonds, Series 1998 (U.S. Bank,
   National Association),
   2.35%, 1-3-02 .........................       500      500,000
                                                      -----------
                                                        4,075,000
                                                      -----------

TOTAL MUNICIPAL OBLIGATIONS - 16.42%                  $16,239,713
 (Cost: $16,239,713)


See Notes to Schedule of Investments on page 117.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   5.05%, 1-3-02 .........................    $  600 $    599,832
   4.875%, 1-22-02 .......................     1,000      999,736
   6.4%, 3-13-02 .........................       750      752,982
   3.46%, 10-3-02 ........................     2,500    2,500,000
 Federal National Mortgage Association,
   1.54%, 1-2-02 .........................     1,000    1,000,000
 United States Treasury Bill:
   1.75%, 5-30-02 ........................     1,800    1,786,963
   1.8%, 6-6-02 ..........................     2,000    1,984,400
   1.86%, 6-6-02 .........................     2,500    2,479,904
 United States Treasury Note,
   6.625%, 5-31-02 .......................     3,000    3,059,498
                                                      -----------

TOTAL UNITED STATES GOVERNMENT SECURITIES - 15.34%    $15,163,315
 (Cost: $15,163,315)

TOTAL INVESTMENT SECURITIES - 98.77%                  $97,660,088
 (Cost: $97,660,088)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.23%       1,216,572

NET ASSETS - 100.00%                                  $98,876,660


Notes to Schedule of Investments

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     MONEY MARKET PORTFOLIO
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3)  .....   $97,660
 Cash  ................................................         1
 Receivables:
   Fund shares sold ...................................     1,325
   Interest ...........................................       200
 Prepaid insurance premium  ...........................         8
                                                          -------
    Total assets  .....................................    99,194
                                                          -------
LIABILITIES
 Payable to Fund shareholders  ........................       308
 Accrued accounting services fee (Note 2)  ............         3
 Accrued management fee (Note 2)  .....................         1
 Accrued service fee (Note 2)  ........................         1
 Other  ...............................................         4
                                                          -------
    Total liabilities  ................................       317
                                                          -------
      Total net assets ................................   $98,877
                                                          =======
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ......................................   $    99
   Additional paid-in capital .........................    98,778
                                                          -------
    Net assets applicable to outstanding units
      of capital ......................................   $98,877
                                                          =======
Net asset value, redemption
 and offering price per share  ........................   $1.0000
                                                          =======
Capital shares outstanding ............................    98,877
Capital shares authorized .............................   150,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     MONEY MARKET PORTFOLIO
     For the Fiscal Year Ended December 31, 2001
     (In Thousands)

INVESTMENT INCOME
 Interest and amortization (Note 1B)  .................    $3,187
                                                           ------
 Expenses (Note 2):
   Investment management fee ..........................       316
   Service fee ........................................       198
   Accounting services fee ............................        34
   Custodian fees .....................................        13
   Audit fees .........................................         4
   Legal fees .........................................         1
   Other ..............................................        11
                                                           ------
    Total expenses  ...................................       577
                                                           ------
      Net investment income............................     2,610
                                                           ------
       Net increase in net assets resulting from
         operations ...................................    $2,610
                                                           ======


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     MONEY MARKET PORTFOLIO
     (In Thousands)

                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2001       2000
                                        ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income  ................     $ 2,610      $ 3,137
                                             -------      -------
 Net increase in net assets
   resulting from operations ...........       2,610        3,137
                                             -------      -------
Dividends to shareholders from
 net investment income (Note 1E)*  .....      (2,610)      (3,137)
                                             -------      -------
Capital share transactions** ...........      47,175      (12,700)
                                             -------      -------
    Total increase (decrease)  .........      47,175      (12,700)
NET ASSETS
Beginning of period ....................      51,702       64,402
                                             -------      -------
End of period ..........................     $98,877      $51,702
                                             =======      =======
 Undistributed net investment income  ..        $---         $---
                                                ====         ====

*See "Financial Highlights" on page 121.

**Shares issued from sale of shares ....     174,935      283,377
Shares issued from reinvestment of dividends   2,610        3,137
Shares redeemed ........................    (130,370)    (299,214)
                                             -------      -------
Increase (decrease) in outstanding
 capital shares  .......................      47,175      (12,700)
                                             =======      =======
Value issued from sale of shares .......    $174,935     $283,377
Value issued from reinvestment of dividends    2,610        3,137
Value redeemed .........................    (130,370)    (299,214)
                                            --------     --------
Increase (decrease) in outstanding
 capital  ..............................    $ 47,175     $(12,700)
                                            ========     ========


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     MONEY MARKET PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2001     2000     1999    1998   1997
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $1.0000 $1.0000  $1.0000 $1.0000  $1.0000
                               ------- -------  ------- -------  -------
Net investment
 income  ...........            0.0356  0.0571   0.0450  0.0492   0.0503
Less dividends
 declared  .........           (0.0356)(0.0571) (0.0450)(0.0492) (0.0503)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $1.0000 $1.0000  $1.0000 $1.0000  $1.0000
                               ======= =======  ======= =======  =======
Total return .......            3.62%   5.87%    4.62%   5.04%    5.13%
Net assets, end of
 period (in
 millions)  ........             $99     $52      $64     $54      $43
Ratio of expenses
 to average net
 assets ............            0.73%   0.75%    0.77%   0.68%    0.58%
Ratio of net investment
 income to average
 net assets  .......            3.31%   5.67%    4.51%   4.90%    5.04%


See Notes to Financial Statements.

MANAGER'S DISCUSSION
     December 31, 2001
     ----------------------------------------------------------------------


An interview with Zachary H. Shafran, portfolio manager of W&R Target Funds, Inc. - Science and Technology Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Science and Technology Portfolio for the fiscal year ended December 31, 2001. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that we have added the Portfolio's Lipper Universe Average to this year's annual report as an additional means of comparison to the Portfolio's performance. In addition, please remember that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform over the last fiscal year?
The Portfolio did relatively well, as it outperformed its benchmark index during the fiscal year. Even so, given the very challenging environment for the technology sector, it had a negative return for the year. The Portfolio declined 11.91 percent for the fiscal year, compared with the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which declined 28.57 percent for the year, and the Lipper Variable Annuity Specialty/Miscellaneous Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 19.92 percent for the year.

What helped the Portfolio outperform its benchmark index during the fiscal year? The Portfolio outperformed primarily, we believe, due to our defensive and diversified approach during the year. The maintenance of a higher-than-normal cash reserve as part of that approach also was beneficial.

What other market conditions or events influenced the Portfolio's return during the fiscal year?
There were numerous conditions, events, and factors that influenced the Portfolio's return. The global economy remained soft throughout the year, yet that softness was cushioned by strong domestic consumer confidence. Capital expenditures, especially those for technology, continued to slow, with future budgets remaining under pressure as the decade-long capital spending boom continued to unwind. One outcome of this situation was that many upstarts in telecommunications, the dot.com sector and elsewhere continued to lose ground. The terrorist attacks in September certainly were the shocking and surprising events of the year, and they changed the world. The attacks highlighted just how vulnerable the world community can be. They also exposed just how weak the global economy had become, and caused many incremental and unusual disruptions. Many governments, corporations, organizations and individuals were forced to, and are still in the process of, assessing the impact of terrorism and how to respond accordingly over time.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
We believe that four major decisions have had a dominant effect on the Portfolio's performance during the last year. First, cash reserves were above average. Second, the Portfolio was well diversified. Third, close attention was given to the valuation of each company. And fourth, science, specifically health care, was emphasized as an alternative to technology.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Over the last year, the following sectors received the most emphasis: pharmaceuticals, biotechnology, health care services, technology, defense/defense electronics and energy. Going forward, we anticipate that emphasis likely will continue on these same sectors, with the exception of health care services, where we think the pricing environment may become marginally less favorable. Overall, we intend to remain flexible as we study our opportunities in the short term, with a continued close focus on stock selection.


Respectfully,


Zachary H. Shafran
Manager
Science and Technology Portfolio

Comparison of Change in Value of $10,000 Investment
                  W&R Target Science and Technology Portfolio,
             Goldman Sachs Technology Industry Composite Index and
     Lipper Variable Annuity Specialty/Miscellaneous Funds Universe Average

                                                           Lipper
                                                         Variable
                                           Goldman        Annuity
                                             Sachs     Specialty/
                         W&R Target     Technology  Miscellaneous
                        Science and       Industry          Funds
                         Technology      Composite       Universe
                          Portfolio          Index        Average
                          ---------      ---------        -------
       4/4/97  Purchase     $10,000        $10,000        $10,000
     12/31/97                11,623         12,760         12,429
     12/31/98                16,976         21,580         15,900
     12/31/99                46,626         40,757         23,083
     12/31/00                36,766         25,336         21,607
     12/31/01                32,386         18,098         17,302

===== W&R Target Science and Technology Portfolio* -- $32,386
***** Goldman Sachs Technology Industry Composite Index** -- $18,098
...... Lipper Variable Annuity Specialty/Miscellaneous Funds Universe Average** -
- $17,302

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes (including income) was effected as of March 31, 1997.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-01                 -11.91%
4+ Years Ended
  12-31-01++                28.10%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++4-4-97 (the initial offering date) through 12-31-01.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

  Investing in companies involved in one specified sector may invovle a greater degree of risk than an investment with greater diversification.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS
Business Services - 8.41%
 AOL Time Warner Inc.*  ..................   124,100 $  3,983,610
 BAM! Entertainment, Inc.*  ..............    36,000      298,980
 E.piphany, Inc.*  .......................   112,900      987,875
 Eclipsys Corporation*  ..................   117,200    1,962,514
 Edwards (J. D.) & Company*  .............   185,300    3,056,524
 Getty Images, Inc.*  ....................    72,500    1,672,212
 Inktomi Corporation*  ...................   146,400      975,024
 Iona Technologies plc, ADR*  ............    31,700      642,559
 Micromuse Inc.*  ........................   150,100    2,250,749
 Microsoft Corporation*  .................    18,900    1,252,220
 NetIQ Corporation (A)*  .................    56,500    1,991,908
 Veritas Software Corp. (A)*  ............    76,100    3,411,943
                                                     ------------
                                                       22,486,118
                                                     ------------

Cable and Other Pay Television Services - 4.08%
 Adelphia Communications Corporation,
   Class A* ..............................   193,200    6,024,942
 Cox Communications, Inc., Class A*  .....   116,900    4,899,279
                                                     ------------
                                                       10,924,221
                                                     ------------

Chemicals and Allied Products - 22.45%
 American Home Products Corporation  .....    74,400    4,565,184
 Biogen, Inc.*  ..........................   131,200    7,524,976
 Bristol-Myers Squibb Company  ...........   114,500    5,839,500
 Cubist Pharmaceuticals, Inc.*  ..........    46,300    1,659,161
 Forest Laboratories, Inc. (A)*  .........   100,200    8,211,390
 ICOS Corporation (A)*  ..................    73,900    4,247,402
 IVAX Corporation*  ......................   192,600    3,878,964
 Johnson & Johnson  ......................    84,200    4,976,220
 Merck & Co., Inc.  ......................    40,000    2,352,000
 Noven Pharmaceuticals, Inc.*  ...........   136,400    2,424,510
 Pfizer Inc.  ............................   118,700    4,730,195
 Pharmacyclics, Inc.*  ...................    70,000      695,450
 QLT Inc.*  ..............................    76,700    1,949,714
 SICOR Inc.*  ............................    79,200    1,248,192
 Transkaryotic Therapies, Inc.*  .........   134,500    5,749,202
                                                     ------------
                                                       60,052,060
                                                     ------------

Communication - 7.13%
 Research In Motion Limited (A)*  ........   277,100    6,574,198
 Sprint Corporation - FON Group  .........   371,900    7,467,752


See Notes to Schedule of Investments on page 129.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Communication (Continued)
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................  $320,200 $  1,673,045
 Vodafone Group Plc,
   ADR ...................................   131,000    3,364,080
                                                     ------------
                                                       19,079,075
                                                     ------------

Depository Institutions - 4.05%
 Concord EFS, Inc. (A)*  .................   240,000    7,868,400
 Euronet Worldwide, Inc.*  ...............   162,550    2,952,721
                                                     ------------
                                                       10,821,121
                                                     ------------

Educational Services - 1.91%
 Edison Schools Inc.*  ...................   260,900    5,120,162
                                                     ------------

Electronic and Other Electric Equipment - 4.72%
 Agere Systems Inc.*  ....................   569,400    3,239,886
 Harmonic Inc.*  .........................    40,300      484,608
 LSI Logic Corporation*  .................   100,100    1,579,578
 Lattice Semiconductor Corporation*  .....    88,200    1,813,833
 Micron Technology, Inc. (A)*  ...........    66,900    2,073,900
 QUALCOMM Incorporated*  .................    33,300    1,680,817
 Samsung Electronics Co., Ltd. (B)  ......     6,300    1,338,180
 Sony Corporation, ADR  ..................     9,000      405,900
                                                     ------------
                                                       12,616,702
                                                     ------------

Engineering and Management Services - 1.41%
 Incyte Pharmaceuticals, Inc.*  ..........    60,000    1,166,100
 Paychex, Inc.  ..........................    75,000    2,613,375
                                                     ------------
                                                        3,779,475
                                                     ------------

Health Services - 2.31%
 AMN Healthcare Services, Inc.*  .........    40,800    1,117,920
 Fisher & Paykel Industries Limited*  ....    15,295      431,090
 Health Management Associates, Inc.,
   Class A* ..............................    92,900    1,709,360
 Tenet Healthcare Corporation*  ..........    49,700    2,918,384
                                                      -----------
                                                        6,176,754
                                                      -----------


See Notes to Schedule of Investments on page 129.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Industrial Machinery and Equipment - 7.30%
 Baker Hughes Incorporated  ..............    67,400 $  2,458,078
 Cisco Systems, Inc.*  ...................   175,700    3,182,806
 Cooper Cameron Corporation*  ............    18,000      726,480
 EMC Corporation*  .......................    94,600    1,271,424
 Hewlett-Packard Company  ................    98,300    2,019,082
 Pall Corporation  .......................   113,300    2,725,998
 RSA Security Inc.*  .....................   143,600    2,498,640
 Symbol Technologies, Inc.  ..............   293,100    4,654,428
                                                      -----------
                                                       19,536,936
                                                      -----------

Instruments and Related Products - 5.11%
 Garmin Ltd.*  ...........................    45,600 $    968,544
 Guidant Corporation*  ...................   198,700    9,895,260
 Northrop Grumman Corporation  ...........    27,700    2,792,437
                                                     ------------
                                                       13,656,241
                                                     ------------

Insurance Carriers - 1.74%
 Anthem, Inc.*  ..........................    94,100    4,657,950
                                                      -----------

Oil and Gas Extraction - 5.14%
 Apache Corporation  .....................   118,250    5,898,310
 Burlington Resources Inc.  ..............    60,215    2,260,471
 Noble Affiliates, Inc.  .................    85,200    3,006,708
 Unocal Corporation  .....................    71,600    2,582,612
                                                      -----------
                                                       13,748,101
                                                      -----------

Petroleum and Coal Products - 0.61%
 Phillips Petroleum Company  .............    26,900    1,620,994
                                                      -----------

Primary Metal Industries - 0.30%
 Lone Star Technologies, Inc.*  ..........    45,500      800,800
                                                      -----------

TOTAL COMMON STOCKS - 76.67%                         $205,076,710
 (Cost: $199,480,430)


See Notes to Schedule of Investments on page 129.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
     December 31, 2001

                                           Number of
                                           Contracts        Value

OPTIONS - 0.41%
 Research In Motion Limited, March 20, Purchased
   Put Options, Expires 3-16-02 ..........     2,771 $    537,574
 Schering-Plough Corporation, May 35, Purchased
   Call Options, Expires 5-18-02 .........     1,676      569,840
                                                      -----------
                                                      $ 1,107,414
                                                      -----------
 (Cost: $1,306,842)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 11.96%
 Abbott Laboratories,
   1.86%, 1-23-02 ........................   $10,000    9,988,633
 BOC Group Inc. (DE),
   1.8%, 1-2-02 ..........................    12,000   11,999,400
 Procter & Gamble Company (The),
   1.92%, 1-11-02 ........................    10,000    9,994,667
                                                     ------------
                                                       31,982,700
                                                     ------------
 Electric, Gas and Sanitary Services - 1.12%
 Idaho Power Co.,
   1.95%, 1-11-02 ........................     3,000    2,998,375
                                                     ------------

 Food and Kindred Products - 2.46%
 General Mills, Inc.,
   2.0756%, Master Note ..................     1,595    1,595,000
 Nestle Capital Corp.,
   2.02%, 1-24-02 ........................     5,000    4,993,547
                                                     ------------
                                                        6,588,547
                                                     ------------

 Paper and Allied Products - 1.87%
 Kimberly-Clark Corporation,
   1.8%, 1-31-02 .........................     5,000    4,992,500
                                                     ------------

 Printing and Publishing - 1.87%
 Gannett Co.,
   1.78%, 1-10-02 ........................     5,000    4,997,775
                                                     ------------

Total Commercial Paper - 19.28%                        51,559,897


See Notes to Schedule of Investments on page 129.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

Municipal Obligation - 3.51%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   1.84%, 1-2-02 .........................    $9,382 $  9,382,000
                                                    -------------
TOTAL SHORT-TERM SECURITIES - 22.79%                 $ 60,941,897
 (Cost: $60,941,897)

TOTAL INVESTMENT SECURITIES - 99.87%                 $267,126,021
 (Cost: $261,729,169)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.13%         337,322

NET ASSETS - 100.00%                                 $267,463,343


Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

(A) As of December 31, 2001, all or a portion of these securities were used as cover for the following written call options (See Note 5 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/Premium    Market
     Security            to Call  Exercise Price  Received     Price
-------------------------------------------------------------------------
  Concord EFS, Inc.         845     March/30    $  250,957$  346,450
  Forest Laboratories, Inc. 984     January/75     264,204   720,288
  ICOS Corporation          285     January/65      59,013    14,250
  Micron Technology, Inc.   669     January/22.5   103,695   572,664
  NetIQ Corporation         565     January/30     105,651   333,350
  Research In Motion Limited474     March/22.5     163,530   186,282
  Research In Motion Limited2,297   March/25       671,683   647,754
  Veritas Software Corp.    761     January/35     104,253   761,000
                                                --------------------
                                                $1,722,986$3,582,038
                                                ====================

(B)  Listed on an exchange outside of the United States.

 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

 See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     SCIENCE AND TECHNOLOGY PORTFOLIO
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3)  .....  $267,126
 Cash  ................................................     1,001
 Receivables:
   Investment securities sold..........................     3,249
   Fund shares sold ...................................       299
   Dividends and interest .............................        35
 Prepaid insurance premium ............................         2
                                                         --------
    Total assets  .....................................   271,712
                                                         --------
LIABILITIES
 Outstanding call options at market (Note 5)  .........     3,582
 Payable for investment securities purchased  .........       375
 Payable to Fund shareholders  ........................       271
 Accrued management fee (Note 2)  .....................         6
 Accrued accounting services fee (Note 2)  ............         5
 Accrued service fee (Note 2)  ........................         2
 Other  ...............................................         8
                                                         --------
    Total liabilities  ................................     4,249
                                                         --------
      Total net assets ................................  $267,463
                                                         ========
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ......................................  $     21
   Additional paid-in capital .........................   301,476
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss on
    investment transactions  ..........................   (37,572)
   Net unrealized appreciation in value of
    securities  .......................................     5,596
   Net unrealized depreciation in value of written
    call options  .....................................    (1,859)
   Net unrealized depreciation in value of purchased
    call options  .....................................       (38)
   Net unrealized depreciation in value of purchased
    put options  ......................................      (161)
                                                         --------
    Net assets applicable to outstanding units
      of capital ......................................  $267,463
                                                         ========
Net asset value, redemption
 and offering price per share  ........................  $12.4927
                                                         ========
Capital shares outstanding ............................    21,410
Capital shares authorized .............................    50,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     SCIENCE AND TECHNOLOGY PORTFOLIO
     For the Fiscal Year Ended December 31, 2001
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ..........................  $  3,421
   Dividends  (net of foreign withholding taxes of $7).       829
                                                         --------
    Total income  .....................................     4,250
                                                         --------
 Expenses (Note 2):
   Investment management fee ..........................     2,227
   Service fee ........................................       660
   Accounting services fee ............................        55
   Custodian fees .....................................        25
   Audit fees .........................................         7
   Legal fees .........................................         5
   Other ..............................................        27
                                                         --------
    Total expenses  ...................................     3,006
                                                         --------
      Net investment income ...........................     1,244
                                                         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities ......................   (38,486)
 Realized net gain on written call options  ...........       476
 Realized net gain on purchased put options ...........       522
 Realized net gain on foreign currency transactions  ..        10
                                                         --------
   Realized net loss on investments ...................   (37,478)
                                                         --------
 Unrealized appreciation in value of
   securities during the period .......................     1,841
 Unrealized depreciation in value of written call
   options during the period...........................    (1,859)
 Unrealized depreciation in value of purchased call
   options during the period...........................       (38)
 Unrealized depreciation in value of purchased put
   options during the period...........................      (161)
                                                         --------
   Unrealized depreciation in value of investments
    during the period .................................      (217)
                                                         --------
    Net loss on investments  ..........................   (37,695)
                                                         --------
      Net decrease in net assets
       resulting from operations  .....................  $(36,451)
                                                         ========


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     SCIENCE AND TECHNOLOGY PORTFOLIO
     (In Thousands)

                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2001       2000
                                        ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income  ................    $  1,244     $  1,920
 Realized net gain (loss) on investments     (37,478)      55,083
 Unrealized depreciation  ..............        (217)    (132,295)
                                            --------     --------
   Net decrease in net assets
    resulting from operations  .........     (36,451)     (75,292)
                                            --------     --------
Dividends to shareholders from (Note 1E):*
 Net investment income  ................      (1,254)      (1,920)
 Realized gains on
   security transactions ...............         (84)     (55,084)
                                            --------     --------
                                              (1,338)     (57,004)
                                            --------     --------
Capital share transactions** ...........       9,896      174,968
                                            --------     --------
    Total increase (decrease)  .........     (27,893)      42,672
NET ASSETS
Beginning of period ....................     295,356      252,684
                                            --------     --------
End of period ..........................    $267,463     $295,356
                                            ========     ========
 Undistributed net investment income  ..        $---         $---
                                                ====         ====

*See "Financial Highlights" on page 133.

**Shares issued from sale of shares ....       9,581        7,789
Shares issued from reinvestment of dividend
 and/or capital gains distribution  ....         107        3,999
Shares redeemed ........................      (8,999)      (2,343)
                                               -----        -----
Increase in outstanding capital shares .         689        9,445
                                               =====        =====
Value issued from sale of shares .......    $117,460     $166,054
Value issued from reinvestment of dividend
 and/or capital gains distribution  ....       1,338       57,004
Value redeemed .........................    (108,902)     (48,090)
                                            --------     --------
Increase in outstanding capital ........    $  9,896     $174,968
                                            ========     ========


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     SCIENCE AND TECHNOLOGY PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:


                               For the fiscal           For the
                            year ended December 31,      period
                       --------------------------------   ended
                        2001    2000    1999     1998  12/31/97*
                      -------  ------- -------  ------- ----------
Net asset value,
 beginning of period $14.2542 $22.4087$ 8.2750  $5.7726 $5.0000
                     -------- -------- -------  ------- -------
Income (loss) from investment operations:
 Net investment
   income (loss) ...   0.0584   0.1151 (0.0309)  0.0032  0.0146
 Net realized and
   unrealized gain (loss)
   on investments ..  (1.7571) (4.8532)14.4840   2.6551  0.7971
                     -------- -------- -------  ------- -------
Total from investment
 operations  .......  (1.6987) (4.7381)14.4531   2.6583  0.8117
                     -------- -------- -------  ------- -------
Less distributions from:
 Net investment
   income ..........  (0.0589) (0.1151)(0.0000) (0.0032)(0.0146)
 Capital gains .....  (0.0039) (3.3013)(0.3194) (0.1527)(0.0245)
                     -------- -------- -------  ------- -------
Total distributions   (0.0628) (3.4164)(0.3194) (0.1559)(0.0391)
                     -------- -------- -------  ------- -------
Net asset value,
 end of period  .... $12.4927 $14.2542$22.4087  $8.2750 $5.7726
                     ======== ======== =======  ======= =======
Total return........ -11.91%  -21.15% 174.66%   46.05%  16.24%
Net assets, end of
 period (in
 millions)  ........   $267     $295    $253      $35     $10
Ratio of expenses
 to average net
 assets ............   1.15%    1.14%   1.10%    0.92%   0.94%
Ratio of net investment
 income (loss) to average
 net assets  .......   0.47%    0.64%  -0.38%    0.07%   0.64%
Portfolio turnover
 rate  .............  93.19%   93.76%  47.36%   64.72%  15.63%

 *The Science and Technology Portfolio's inception date is March 13, 1997;
  however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from April 4, 1997 (initial offering) through December 31, 1997. Ratios have been annualized.


See Notes to Financial Statements.

MANAGERS' DISCUSSION
     December 31, 2001
     ----------------------------------------------------------------------

An interview with Mark G. Seferovich and Grant P. Sarris, portfolio managers of W&R Target Funds, Inc. - Small Cap Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Small Cap Portfolio for the fiscal year ended December 31, 2001. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that we have added the Portfolio's Lipper Universe Average to this year's annual report as an additional means of comparison to the Portfolio's performance. In addition, please remember that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?
The Portfolio performed fairly well, as it significantly outperformed its benchmark index for the year. Even so, given the difficult economy and challenging environment for stocks overall, it had a slightly negative return for the year. The Portfolio declined 1.93 percent for the fiscal year, compared with the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small companies sector of the stock market), which declined 9.22 percent for the year, and the Lipper Variable Annuity Small-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 12.95 percent for the year.

What helped the Portfolio outperform its benchmark index during the fiscal year? Several factors contributed to the Portfolio's performance during the fiscal year. Our healthy cash position allowed the Portfolio to weather many of the downturns suffered in the equity markets during the first and third quarters, while we believe our sector and stock selection contributed to stronger performance in the second and fourth quarters, when the equity markets did well. Slight underweightings in technology and health care, combined with slight overweightings in consumer staples and transportation, also seemed to help performance. We also believe that an underweighting in the financial services sector detracted from our performance, as that sector generally performed well.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
Certainly 2001 will be remembered for many reasons. The equity market continued its decline in the first quarter, while the second quarter offered some improvement, with many analysts expecting an economic recovery later in the year. Obviously, the tragic events in September delayed any economic recovery, while sending the equity market into temporary shock. The quick rebound in the fourth quarter was apparently primarily driven by the feeling that the economy had bottomed, and thus would improve, bolstered by a continuation of interest rate cuts by the Federal Reserve. Additionally, the initial success the U.S. was having in the war on terrorism seemed to help lift consumer confidence.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
The conviction to stay with many stocks that were steady performers, such as O'Reilly Automotive, ITT Educational Services and American Italian Pasta Company, contributed nicely to overall Portfolio performance, as money shifted out of some technology names into more of the steady-growth companies. In the third quarter we increased holdings in some companies in the technology sector on the belief that they were oversold, and this we feel also ultimately helped our performance for the year.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We remained underweighted in technology in 2001, and enter 2002 with an underweighted position, on the belief that the valuations do not look attractive at this time. We feel that the energy sector may provide some investment opportunity, given the prolonged period of under-investment. The dramatic rise of the market in the fourth quarter of 2001 has limited some of the new investment opportunities, in our opinion, due to current valuation and expected economic growth. However, there likely will be opportunities and sectors that should generate strong returns in 2002, and we will seek to capitalize on those opportunities, but will be valuation sensitive in our pursuit of these investments. We also intend to look for companies that have lowered their cost structures and that may have the opportunity for revenue growth. We believe revenue growth will be difficult to achieve in 2002; as such, it will be one of the top evaluation criteria.


Respectfully,


Mark G. Seferovich
Grant P. Sarris
Managers
Small Cap Portfolio

Comparison of Change in Value of $10,000 Investment
                        W&R Target Small Cap Portfolio,
                         Russell 2000 Growth Index and
        Lipper Variable Annuity Small-Cap Growth Funds Universe Average


                                                  Lipper Variable
                                                          Annuity
                                                        Small-Cap
                         W&R Target   Russell 2000   Growth Funds
                          Small Cap         Growth       Universe
                          Portfolio          Index        Average
                         ----------   ------------      ---------
     05/03/94  Purchase     $10,000        $10,000        $10,000
     12/31/94                12,091         10,137         10,902
     12/31/95                15,999         13,274         14,165
     12/31/96                17,360         14,756         16,654
     12/31/97                22,834         16,663         18,948
     12/31/98                25,315         16,869         19,638
     12/31/99                38,537         24,136         31,920
     12/31/00                33,779         18,738         28,977
     12/31/01                33,126         17,011         25,224

    ----- W&R Target Small Cap Portfolio* -- $33,126
    ..... Russell 2000 Growth Index** -- $17,011
    ***** Lipper Variable Annuity Small-Cap Growth Funds Universe Average** -- $25,224

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1994.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-01                  -1.93%
 5 Years Ended
  12-31-01                  13.80%
7+ Years Ended
  12-31-01++                16.91%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-3-94 (the initial offering date) through 12-31-01.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

Investing in small cap stocks may carry more risk than investing in stocks of larager, more well-established companies.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS
Automotive Dealers and Service Stations - 2.04%
 O'Reilly Automotive, Inc.*  .............   200,000 $  7,321,000
                                                     ------------

Business Services - 21.54%
 Acxiom Corporation*  ....................   505,000    8,814,775
 Catalina Marketing Corporation*  ........   175,700    6,096,790
 Cerner Corporation*  ....................   105,400    5,262,095
 CheckFree Corporation*  .................   185,000    3,331,850
 Citrix Systems, Inc.*  ..................   166,500    3,773,723
 Dendrite International, Inc.*  ..........   451,200    6,328,080
 Digital Insight Corporation*  ...........   430,600    9,682,041
 FactSet Research Systems, Inc.  .........   163,000    5,696,850
 Getty Images, Inc.*  ....................   348,700    8,042,765
 MemberWorks Incorporated*  ..............   189,600    2,649,660
 OTG Software, Inc.*  ....................   288,200    2,845,975
 ProBusiness Services, Inc.*  ............   106,900    2,006,513
 Sanchez Computer Associates, Inc.*  .....   286,700    2,464,187
 Take-Two Interactive Software, Inc.* ... 280,500 4,537,087 Transaction Systems Architects, Inc.,
   Class A* ..............................   473,700    5,835,984
                                                     ------------
                                                       77,368,375
                                                     ------------

Chemicals and Allied Products - 1.92%
 Biosite Incorporated*  ..................   100,800    1,857,240
 Gene Logic Inc.*  .......................   252,700    4,760,868
 Pharmacyclics, Inc.*  ...................    28,100      279,173
                                                     ------------
                                                        6,897,281
                                                     ------------

Communication - 2.16%
 Emmis Communications Corporation,
   Class A* ..............................   120,400    2,839,634
 Western Wireless Corporation,
   Class A* ..............................   174,600    4,933,323
                                                     ------------
                                                        7,772,957
                                                     ------------


See Notes to Schedule of Investments on page 140.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Educational Services - 2.31%
 ITT Educational Services, Inc.*  ........   225,200 $  8,303,124
                                                     ------------

Electronic and Other Electric Equipment - 8.46%
 Advanced Fibre Communications, Inc.*  ...   380,000    6,714,600
 Cree, Inc.*  ............................   269,600    7,943,764
 Genesis Microchip Incorporated*  ........    68,600    4,527,257
 Tekelec*  ...............................   274,400    4,977,616
 Tellium, Inc.*  .........................   284,900    1,767,804
 TriQuint Semiconductor, Inc.*  ..........   364,400    4,467,544
                                                     ------------
                                                       30,398,585
                                                     ------------

Engineering and Management Services - 5.16%
 Affymetrix, Inc.*  ......................   262,498    9,910,612
 MAXIMUS, Inc.*  .........................   205,000    8,622,300
                                                     ------------
                                                       18,532,912
                                                     ------------

Food and Kindred Products - 3.06%
 American Italian Pasta Company, Class A*    261,100   10,974,033
                                                     ------------

Health Services - 6.45%
 American Healthways, Inc.*  .............   315,000   10,078,425
 Amsurg Corp.*  ..........................   282,000    7,666,170
 Apria Healthcare Group Inc.*  ...........   217,100    5,425,329
                                                     ------------
                                                       23,169,924
                                                     ------------

Industrial Machinery and Equipment - 1.54%
 Lam Research Corporation*  ..............   237,800    5,520,527
                                                     ------------


See Notes to Schedule of Investments on page 140.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 5.80%
 Credence Systems Corporation*  ..........   126,800 $  2,355,310
 PerkinElmer, Inc.  ......................   166,750    5,839,585
 Urologix, Inc.*  ........................   245,500    4,908,773
 VISX, Incorporated*  ....................   584,200    7,740,650
                                                     ------------
                                                       20,844,318
                                                     ------------

Miscellaneous Retail - 1.57%
 Borders Group, Inc.*  ...................   132,400    2,626,816
 Galyan's Trading Company, Inc.*  ........   216,490    3,013,541
                                                     ------------
                                                        5,640,357
                                                     ------------

Nondepository Institutions - 2.05%
 Financial Federal Corporation*  .........   235,400    7,356,250
                                                     ------------

Oil and Gas Extraction - 3.41%
 Global Industries, Ltd.*  ...............   481,400    4,294,088
 Newfield Exploration Company*  ..........   223,700    7,943,587
                                                     ------------
                                                       12,237,675
                                                     ------------

Railroad Transportation - 1.40%
 Kansas City Southern Industries, Inc.*  .   356,600    5,038,758
                                                     ------------

Rubber and Miscellaneous Plastics Products - 1.49%
 AptarGroup, Inc.  .......................   152,700    5,349,081
                                                     ------------

Stone, Clay and Glass Products - 1.46%
 Cabot Microelectronics Corporation*  ....    66,300    5,253,612
                                                     ------------

Transportation Equipment - 2.80%
 Gentex Corporation*  ....................   376,000   10,056,120
                                                     ------------

Wholesale Trade -- Durable Goods - 2.66%
 MSC Industrial Direct Co., Inc.,
   Class A* ..............................   483,700    9,553,075
                                                     ------------

TOTAL COMMON STOCKS - 77.28%                         $277,587,964
 (Cost: $257,888,734)

See Notes to Schedule of Investments on page 140.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITY - 0.05%
Communication
 Kestrel Solutions, Inc.,
   5.5%, 7-15-05, Convertible (A) ........   $ 1,000 $    165,000
                                                     ------------
 (Cost: $1,000,000)

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 4.25%
 Abbott Laboratories,
   1.72%, 1-7-02 .........................     2,666    2,665,236
 Air Products and Chemicals, Inc.,
   1.98%, 1-4-02 .........................     1,307    1,306,784
 du Pont (E.I.) de Nemours and Company,
   1.69631%, Master Note .................     1,326    1,326,000
 Procter & Gamble Company (The),
   1.92%, 1-11-02 ........................    10,000    9,994,667
                                                     ------------
                                                       15,292,687
                                                     ------------

 Food and Kindred Products - 3.90%
 General Mills, Inc.,
   2.0756%, Master Note ..................     5,014    5,014,000
 Nestle Capital Corp.,
   2.02%, 1-24-02 ........................     9,000    8,988,385
                                                     ------------
                                                       14,002,385
                                                     ------------

 Nondepository Institutions - 1.95%
 IBM Credit Corp.,
   1.75%, 1-11-02 ........................     7,000    6,996,597
                                                     ------------

 Paper and Allied Products - 2.28%
 Kimberly-Clark Corporation,
   1.78%, 2-14-02 ........................     8,200    8,182,161
                                                     ------------

 Printing and Publishing - 2.78%
 Gannett Co.,
   1.78%, 1-10-02 ........................    10,000    9,995,550
                                                     ------------

Total Commercial Paper - 15.16%                        54,469,380


See Notes to Schedule of Investments on page 140.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligation - 3.47%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   1.84%, 1-2-02 .........................   $12,455 $ 12,455,000
                                                     ------------

Repurchase Agreement - 4.09%
 J.P. Morgan Securities Inc., 1.6% Repurchase
   Agreement dated 12-31-01, to be
   repurchased at $14,690,306 on
   1-2-02** ..............................    14,689   14,689,000
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 22.72%                 $ 81,613,380
 (Cost: $81,613,380)

TOTAL INVESTMENT SECURITIES - 100.05%                $359,366,344
 (Cost: $340,502,114)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.05%)      (169,642)

NET ASSETS - 100.00%                                 $359,196,702


See Notes to Schedule of Investments on page 140.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
December 31, 2001


Notes to Schedule of Investments

 *No dividends were paid during the preceding 12 months.

**Collateralized by $14,916,608 U.S. Treasury Notes, 8.125% due 5-15-21; market value and accrued interest aggregate $15,043,303.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the total value of this security amounted to 0.05% of net assets.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     SMALL CAP PORTFOLIO
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3)  .....  $359,366
 Cash  ................................................         1
 Receivables:
   Investment shares sold..............................       399
   Fund shares sold ...................................       106
   Dividends and interest .............................        37
 Prepaid insurance premium  ...........................         3
                                                         --------
    Total assets  .....................................   359,912
                                                         --------
LIABILITIES
 Payable to Fund shareholders  ........................       690
 Accrued management fee (Note 2)  .....................         8
 Accrued accounting services fee (Note 2)  ............         6
 Accrued service fee (Note 2)  ........................         2
 Other  ...............................................         9
                                                         --------
    Total liabilities  ................................       715
                                                         --------
      Total net assets ................................  $359,197
                                                         ========
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ......................................  $     45
   Additional paid-in capital .........................   386,072
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss.......        (2)
   Accumulated undistributed net realized loss on
    investment transactions  ..........................   (45,782)
   Net unrealized appreciation in value of
    investments  ......................................    18,864
                                                         --------
    Net assets applicable to outstanding units
      of capital ......................................  $359,197
                                                         ========
Net asset value, redemption
 and offering price per share  ........................   $7.9770
                                                          =======
Capital shares outstanding ............................    45,029
Capital shares authorized .............................    80,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     SMALL CAP PORTFOLIO
     For the Fiscal Year Ended December 31, 2001
     (In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Interest and amortization ..........................   $ 3,307
   Dividends ..........................................        65
                                                          -------
    Total income  .....................................     3,372
                                                          -------
 Expenses (Note 2):
   Investment management fee ..........................     2,862
   Service fee ........................................       845
   Accounting services fee ............................        60
   Custodian fees .....................................        26
   Audit fees .........................................         7
   Legal fees .........................................         6
   Other ..............................................        31
                                                          -------
    Total expenses  ...................................     3,837
                                                          -------
      Net investment loss .............................      (465)
                                                          -------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on investments  ....................   (45,780)
 Unrealized appreciation in value of
   investments during the period ......................    39,983
                                                          -------
   Net loss on investments ............................    (5,797)
                                                          -------
    Net decrease in net assets
      resulting from operations .......................   $(6,262)
                                                          =======


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     SMALL CAP PORTFOLIO
     (In Thousands)

                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2001       2000
                                        ------------ ------------
INCREASE IN NET ASSETS
Operations:
 Net investment income (loss)  .........     $  (465)    $  2,426
 Realized net gain (loss) on investments     (45,780)      66,818
 Unrealized appreciation (depreciation)       39,983     (118,168)
                                            --------     --------
   Net decrease in net assets resulting
    from operations  ...................      (6,262)     (48,924)
                                            --------     --------
Dividends to shareholders from (Note 1E):*
 Net investment income  ................          (1)      (2,426)
 Realized gains on
   security transactions ...............          (2)     (66,818)
                                            --------     --------
                                                  (3)     (69,244)
                                            --------     --------
Capital share transactions** ...........      20,255      145,475
                                            --------     --------
    Total increase  ....................      13,990       27,307
NET ASSETS
Beginning of period ....................     345,207      317,900
                                            --------     --------
End of period ..........................    $359,197     $345,207
                                            ========     ========
 Undistributed net investment income(loss)       $(2)        $---
                                                ====         ====

*See "Financial Highlights" on page 144.

**Shares issued from sale of shares ....      18,777        9,393
Shares issued from reinvestment of dividend
 and/or capital gains distribution  ....           1        8,513
Shares redeemed ........................     (16,186)      (2,843)
                                              ------       ------
Increase in outstanding capital shares .       2,592       15,063
                                              ======       ======
Value issued from sale of shares .......    $143,499     $108,820
Value issued from reinvestment of dividend
 and/or capital gains distribution  ....           3       69,244
Value redeemed .........................    (123,247)     (32,589)
                                            --------     --------
Increase in outstanding capital ........    $ 20,255     $145,475
                                            ========     ========


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     SMALL CAP PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2001     2000     1999    1998   1997
                               ------- -------  ------- -------  -------
Net asset value, beginning
 of period  ........           $8.1345$11.6130 $ 7.9019 $8.3316  $8.0176
                               ------- -------  ------- -------  -------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...           (0.0103) 0.0717   0.0423  0.0798   0.0279
 Net realized and
   unrealized gain (loss)
   on investments ..           (0.1471)(1.5051)  4.0847  0.8255   2.5004
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......           (0.1574)(1.4334)  4.1270  0.9053   2.5283
                               ------- -------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.0000)*(0.0717)(0.0421)(0.0798) (0.0282)
 From capital gains            (0.0001)(1.9734) (0.3738)(1.2027) (2.1861)
 In excess of
   capital gains ...           (0.0000)(0.0000) (0.0000)(0.0525) (0.0000)
                               ------- -------  ------- -------  -------
Total distributions            (0.0001)(2.0451) (0.4159)(1.3350) (2.2143)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $7.9770$ 8.1345 $11.6130 $7.9019  $8.3316
                               ======= =======  ======= =======  =======
Total return........           -1.93% -12.35%   52.23%  10.87%   31.53%
Net assets, end of period
 (in millions)  ....            $359    $345     $318    $181     $148
Ratio of expenses
 to average net
 assets ............            1.14%   1.13%    1.12%   0.97%    0.90%
Ratio of net investment
 income (loss) to average
 net assets  .......           -0.14%   0.68%    0.53%   0.94%    0.32%
Portfolio turnover
 rate  .............           30.31%  58.35%  130.99% 177.32%  211.46%

*Not shown due to rounding.


See Notes to Financial Statements.

MANAGERS' DISCUSSION
     December 31, 2001
     ----------------------------------------------------------------------

An interview with Harry M. Flavin and Cynthia P. Prince-Fox, portfolio managers of W&R Target Funds, Inc. - Value Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Value Portfolio for the fiscal period ended December 31, 2001. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance since its inception on May 1, 2001. Please remember that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform since its inception?
The Portfolio has performed fairly well since its inception on May 1, 2001, as it outperformed its benchmark index. The Portfolio increased 2.03 percent since its inception, compared with the Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market), which declined 4.43 percent during the same period, and the Lipper Variable Annuity Multi-Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 2.27 percent during the same period.

What helped the Portfolio outperform its benchmark index since its inception?
We believe that we have been successful in finding good businesses trading at discounts to their intrinsic value. The Portfolio benefited from our contrarian investments in the beaten down telecommunications services sector, such as WorldCom, AT&T Wireless and Sprint Corp. We also made what we believe were well-timed investments in consumer stocks such as Nokia and Disney. Our "total return" holdings with high dividend support, such as Philip Morris and JP Morgan, also performed well. Additionally, two companies in which we maintain holdings were acquired by other companies, Heller Financial and Prodigy Communications, at substantial premiums to our cost.

What other market conditions or events influenced the Portfolio's performance since its inception?
We felt that the market was undergoing a major transition during the year, which we would call a return to value, and that it would be longer-term than most analysts anticipated. That belief turned out to be accurate. The Portfolio continues to benefit from good initial inflows, while we generally have been cautious with our cash and opportunistic during a tough environment.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
We avoided industry groups and individual issues where we thought the earnings risk was significant and where we felt valuations still reflected unrealistic expectations. We believe that the correct posture for a period of decelerating economic growth should include elements of value, earnings stability, diversification and cash reserves.

What industries or sectors did you emphasize since the Portfolio's inception, and what looks attractive to you going forward?
Our emphasis has to this point been on "old economy" companies. Our larger holdings in basic industrial stocks and durable goods producers reflect this.
We also have been underweighted in technology issues as a group, but our contrarian bets in wireless services and long distance transport were significant and very meaningful to returns. We have been overweighted in consumer nondurables, as we felt this sector offered value and earnings stability. Going forward, our weightings may change as new opportunities present themselves. We recently have added to our energy holdings by increasing our exposure to natural gas companies, feeling that supply should eventually become an issue again as production growth remains difficult. We also think there are some interesting opportunities developing in the health care sector, as fears about more regulation work into the companies' stock prices. We intend to continue to focus on value, earnings stability and above-average diversification as the year progresses.



Respectfully,


Harry M. Flavin
Cynthia M Prince-Fox
Managers
Value Portfolio

Please note: Effective January 2002, Cynthia P. Prince-Fox was added as a co-manager of W&R Target Funds, Inc. - Value Portfolio. Prior to that time, Harry
M. Flavin was the sole manager of the Portfolio.

Comparison of Change in Value of $10,000 Investment
                          W&R Target Value Portfolio,
                          Russell 1000 Value Index and
         Lipper Variable Annuity Multi-Cap Value Funds Universe Average

                                                   Lipper
                                                 Variable
                                                  Annuity
                                                Multi-Cap
                                   Russell          Value
                     W&R Target       1000          Funds
                          Value      Value       Universe
                      Portfolio      Index        Average
                      ---------  ---------     ----------
      5-1-01   Purchase  10,000     10,000         10,000
      6-30-01             9,950      9,994         10,007
      9-30-01             9,691      8,901          8,793
     12-31-01            10,203      9,557          9,773

===== W&R Target Value Portfolio* -- $10,203
+++++ Russell 1000 Value Index ** -- $9,557
----- Lipper Variable Annuity Multi-Cap Value Funds Universe Average ** --
      $9,773

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2001.

               Aggregate
               Total Return+
               --------------
Period Ended
   12-31-01++       2.03%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-1-01 (the initial offering date) through 12-31-010.

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE VALUE PORTFOLIO
     December 31, 2001

                                              Shares          Value

COMMON STOCKS
Amusement and Recreation Services - 0.51%
 Walt Disney Company (The)  ..............    11,000    $   227,920
                                                        -----------

Business Services - 3.38%
 AOL Time Warner Inc.*  ..................    12,500        401,250
 Amdocs Limited*  ........................    23,500        798,295
 Cendant Corporation*  ...................    15,000        294,150
                                                        -----------
                                                          1,493,695
                                                        -----------

Cable and Other Pay Television Services - 1.40%
 Cox Communications, Inc., Class A*  .....    14,800        620,268
                                                        -----------

Chemicals and Allied Products - 5.62%
 Abbott Laboratories  ....................     1,000         55,750
 Air Products and Chemicals, Inc.  .......     9,000        422,190
 American Home Products Corporation  .....     7,500        460,200
 Biogen, Inc.*  ..........................       500         28,678
 Dow Chemical Company (The)  .............    13,400        452,652
 du Pont (E.I.) de Nemours and Company  ..     4,000        170,040
 PPG Industries, Inc.  ...................     2,000        103,440
 Pharmacia Corporation  ..................    14,000        597,100
 Schering-Plough Corporation  ............     5,500        196,955
                                                        -----------
                                                          2,487,005
                                                        -----------

Communication - 5.31%
 AT&T Wireless Services, Inc.*  ..........    10,000        143,700
 ALLTEL Corporation  .....................     5,000        308,650
 BellSouth Corporation  ..................     8,000        305,200
 SBC Communications Inc.  ................    20,100        787,317
 Verizon Communications Inc.  ............     6,500        308,490
 WorldCom, Inc. - MCI group  .............        12            153
 WorldCom, Inc. - WorldCom group*  .......    34,900        491,566
                                                        -----------
                                                          2,345,076
                                                        -----------

Depository Institutions - 3.67%
 Bank of America Corporation  ............     5,000        314,750
 Citigroup Inc.  .........................    15,000        757,200
 Morgan (J.P.) Chase & Co.  ..............    13,000        472,550
 U.S. Bancorp  ...........................     3,800         79,534
                                                        -----------
                                                          1,624,034
                                                        -----------

See Notes to Schedule of Investments on page 152.

THE INVESTMENTS OF THE VALUE PORTFOLIO
     December 31, 2001

                                              Shares          Value

COMMON STOCKS (Continued)
Eating and Drinking Places - 0.21%
 McDonald's Corporation  .................     3,500    $    92,645
                                                        -----------

Electric, Gas, and Sanitary Services - 4.39%
 Allegheny Energy, Inc.  .................     8,000        289,760
 American Electric Power Company, Inc.  ..     5,000        217,650
 Cinergy Corp.  ..........................     6,000        200,580
 PPL Corporation  ........................    12,000        418,200
 Williams Companies, Inc. (The)  .........    32,000        816,640
                                                        -----------
                                                          1,942,830
                                                        -----------

Electronic and Other Electric Equipment - 1.53%
 Nokia Corporation, Series A, ADR  .......    27,500        674,575
                                                        -----------

Food and Kindred Products - 3.91%
 ConAgra Foods, Inc.  ....................    33,000        784,410
 Dean Foods Company*  ....................     7,000        477,400
 General Mills, Inc.  ....................     9,000        468,090
                                                        -----------
                                                          1,729,900
                                                        -----------

General Merchandise Stores - 1.58%
 Federated Department Stores, Inc.*  .....    17,100        699,390
                                                        -----------

Heavy Construction, Excluding Building - 0.18%
 Fluor Corporation  ......................     2,100         78,540
                                                        -----------

Holding and Other Investment Offices - 2.13%
 Archstone-Smith Trust  ..................     9,000        236,700
 Equity Residential Properties Trust  ....    10,000        287,100
 Vornado Realty Trust  ...................    10,000        416,000
                                                        -----------
                                                            939,800
                                                        -----------

Industrial Machinery and Equipment - 1.85%
 Deere & Company*  .......................     2,100         91,686
 Imagistics International Inc.*  .........       600          7,410
 International Business Machines Corporation   3,600        435,456
 Pitney Bowes Inc.  ......................     7,500        282,075
                                                        -----------
                                                            816,627
                                                        -----------

See Notes to Schedule of Investments on page 152.

THE INVESTMENTS OF THE VALUE PORTFOLIO
     December 31, 2001

                                              Shares          Value

COMMON STOCKS (Continued)
Instruments and Related Products - 3.37%
 Becton, Dickinson and Company  ..........     8,000    $   265,200
 Honeywell International Inc.  ...........    10,900        368,638
 Northrop Grumman Corporation  ...........     8,500        856,885
                                                        -----------
                                                          1,490,723
                                                        -----------

Insurance Agents, Brokers and Service - 0.33%
 Hartford Financial Services
   Group Inc. (The) ......................     2,300        144,509
                                                        -----------

Insurance Carriers - 4.77%
 ACE LIMITED  ............................     8,700        349,305
 Allstate Corporation (The)  .............    10,500        353,850
 Berkshire Hathaway Inc., Class B*  ......       450      1,136,250
 Fidelity National Financial, Inc.  ......       550         13,640
 First American Corporation (The)  .......     2,500         46,850
 Prudential Financial, Inc.*  ............     6,300        209,097
                                                        -----------
                                                          2,108,992
                                                        -----------

Metal Mining - 0.65%
 Newmont Mining Corporation  .............    15,000        286,650
                                                         ----------

Nondepository Institutions - 2.95%
 American Express Company  ...............    18,300        653,127
 Fannie Mae  .............................     6,200        492,900
 First Data Corporation  .................     2,000        156,900
                                                        -----------
                                                          1,302,927
                                                        -----------

Oil and Gas Extraction - 3.71%
 Anadarko Petroleum Corporation  .........     7,500        426,375
 Burlington Resources Inc.  ..............    11,000        412,940
 OCCIDENTAL PETROLEUM CORPORATION  .......    21,500        570,395
 Ocean Energy, Inc.  .....................    12,000        230,400
                                                        -----------
                                                          1,640,110
                                                        -----------
Paper and Allied Products - 2.92%
 Jefferson Smurfit Group, ADR  ...........     9,000        202,500
 Kimberly-Clark Corporation  .............    13,100        783,380
 Minnesota Mining and Manufacturing Company    2,600        307,346
                                                        -----------
                                                          1,293,226
                                                        -----------


See Notes to Schedule of Investments on page 152.

THE INVESTMENTS OF THE VALUE PORTFOLIO
     December 31, 2001

                                              Shares          Value

COMMON STOCKS (Continued)
Petroleum and Coal Products - 1.36%
 BP Amoco p.l.c., ADR  ...................     1,500    $    69,765
 Exxon Mobil Corporation  ................    10,000        393,000
 Royal Dutch Petroleum Company, NY Shares      2,800        137,256
                                                        -----------
                                                            600,021
                                                        -----------

Railroad Transportation - 0.13%
 HOLding Company Depositary ReceiptS
   for shares of common stock of
   Canadian Pacific Limited* .............     1,500         58,845
                                                        -----------

Real Estate - 0.29%
 Security Capital Group Incorporated,
   Class B* ..............................     5,000        126,850
                                                        -----------

Rubber and Miscellaneous Plastics Products - 2.03%
 Sealed Air Corporation*  ................    22,000        898,040
                                                        -----------

Security and Commodity Brokers - 0.34%
 Goldman Sachs Group, Inc. (The)  ........     1,600        148,400
                                                        -----------

Tobacco Products - 1.47%
 Philip Morris Companies Inc.  ...........    12,000        550,200
 UST Inc.  ...............................     2,900        101,500
                                                        -----------
                                                            651,700
                                                        -----------

Transportation Equipment - 1.90%
 BorgWarner Inc.  ........................     1,200         62,700
 Lockheed Martin Corporation  ............     8,900        415,363
 Superior Industries International, Inc. .     9,000        362,250
                                                        -----------
                                                            840,313
                                                        -----------

TOTAL COMMON STOCKS - 61.89%                            $27,363,611
 (Cost: $26,303,584)

PREFERRED STOCK - 0.03%
Rubber and Miscellaneous Plastics Products
 Sealed Air Corporation, $2,
   Convertible ...........................       300    $    12,435
                                                        -----------
 (Cost: $12,965)


See Notes to Schedule of Investments on page 152.

THE INVESTMENTS OF THE VALUE PORTFOLIO
     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 4.31%
 du Pont (E.I.) de Nemours and Company,
   1.69631%, Master Note .................   $ 1,907    $ 1,907,000
                                                        -----------

 Food and Kindred Products - 7.78%
 General Mills, Inc.,
   2.0756%, Master Note ..................     1,939      1,939,000
 Nestle Capital Corp.,
   2.04%, 1-25-02 ........................     1,500      1,497,960
                                                        -----------
                                                          3,436,960
                                                        -----------

Total Commercial Paper - 12.09%                           5,343,960

Repurchase Agreement - 25.18%
 J.P. Morgan Securities Inc., 1.6% Repurchase
   Agreement dated 12-31-01, to be
   repurchased at $11,136,990 on,
   1-2-02** ..............................    11,136     11,136,000
                                                        -----------

TOTAL SHORT-TERM SECURITIES - 37.27%                    $16,479,960
 (Cost: $16,479,960)

TOTAL INVESTMENT SECURITIES - 99.19%                    $43,856,006
 (Cost: $42,796,509)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.81%           359,502

NET ASSETS - 100.00%                                    $44,215,508


Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.

**Collateralized by $11,313,408 U.S. Treasury Notes, 8.125% due 5-15-21; market value and accrued interest aggregate $11,409,500.

  See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

  See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     VALUE PORTFOLIO
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3)  .....   $43,856
 Cash  ................................................         1
 Receivables:
   Fund shares sold ...................................       374
   Dividends and interest .............................        48
                                                          -------
    Total assets  .....................................    44,279
                                                          -------
LIABILITIES
 Payable for investment securities purchased  .........        57
 Accrued accounting services fee (Note 2) .............         2
 Accrued management fee (Note 2) ......................         1
 Other  ...............................................         3
                                                          -------
    Total liabilities  ................................        63
                                                          -------
      Total net assets ................................   $44,216
                                                          =======
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ......................................   $     9
   Additional paid-in capital .........................    43,233
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized
    loss on investment transactions ...................       (85)
   Net unrealized appreciation in value of
    investments  ......................................     1,059
                                                          -------
    Net assets applicable to outstanding units
      of capital ......................................   $44,216
                                                          =======
Net asset value, redemption
 and offering price per share  ........................   $5.0815
                                                          =======
Capital shares outstanding ............................     8,701
Capital shares authorized .............................    40,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     VALUE PORTFOLIO
     For the Period from May 1, 2001* through December 31, 2001
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ..........................    $  153
   Dividends ..........................................       120
                                                           ------
    Total income  .....................................       273
                                                           ------
 Expenses (Note 2):
   Investment management fee ..........................        86
   Service fee ........................................        31
   Accounting services fee ............................         7
   Custodian fees .....................................         6
   Legal fees .........................................         1
                                                             ----
    Total   ...........................................       131
      Less expenses in excess of voluntary waiver of
       management fee (Note 2) ........................       (28)
                                                           ------
       Total expenses .................................       103
                                                           ------
         Net investment income  .......................       170
                                                           ------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on investments  ....................       (85)
 Unrealized appreciation in value of
   investments during the period ......................     1,059
                                                           ------
   Net gain on investments ............................       974
                                                           ------
    Net increase in net assets
      resulting from operations .......................    $1,144
                                                           ======

*Commencement of operations.


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     VALUE PORTFOLIO
     For the Period from May 1, 2001* through December 31, 2001
     (In Thousands)

INCREASE IN NET ASSETS
Operations:
 Net investment income  ................     $   170
 Realized net loss on investments  .....         (85)
 Unrealized appreciation  ..............       1,059
                                             -------
   Net increase in net assets
    resulting from operations  .........       1,144
                                             -------
Dividends to shareholders from net
 investment income (Note 1E)** .........        (170)
                                             -------
Capital share transactions*** ..........      43,232
                                             -------
    Total increase  ....................      44,206
NET ASSETS
Beginning of period ....................          10
                                             -------
End of period ..........................     $44,216
                                             =======
 Undistributed net investment income  ..        $---
                                                ====

*Commencement of operations.
**See "Financial Highlights" on page 156.
***Shares issued from sale of shares ...       8,723
Shares issued from reinvestment of dividend       33
Shares redeemed ........................         (57)
                                               -----
Increase in outstanding capital shares .       8,699
                                               =====
Value issued from sale of shares .......     $43,342
Value issued from reinvestment of dividend       170
Value redeemed .........................        (280)
                                             -------
Increase in outstanding capital ........     $43,232
                                             =======


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VALUE PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout The Period:
                    For the
                period from
                    5-1-01*
                    through
                   12-31-01
                   --------
Net asset value,
 beginning of
 period  ...........  $5.0000
Income from           -------
 investment operations:
 Net investment
   income ..........   0.0198
 Net realized and
   unrealized gain
   on investments ..   0.0815
Total from investment -------
 operations   ......   0.1013
                      -------
Less distributions from
 net investment
   income ..........  (0.0198)
                      -------
Net asset value,
 end of period  ....  $5.0815
                      =======
Total return .......   2.03%
Net assets, end of
 period (in millions)   $44
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...   0.84%**
Ratio of net investment
 income to average
 net assets including
 voluntary expense
 waiver ............   1.39%**
Ratio of expenses
 to average net assets
 excluding voluntary
 expense waiver  ...   1.07%**
Ratio of net investment
 income to average net
 assets excluding voluntary
 expense waiver  ...   1.16%**
Portfolio turnover rate 10.91%
  *Commencement of operations.
 **Annualized.


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
W&R TARGET FUNDS, INC.
December 31, 2001

NOTE 1 -- Significant Accounting Policies

W&R Target Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Capital stock is currently divided into the twelve classes that are designated the Asset Strategy Portfolio, the Balanced Portfolio, the Bond Portfolio, the Core Equity Portfolio, the Growth Portfolio, the High Income Portfolio, the International Portfolio, the Limited-Term Bond Portfolio, the Money Market Portfolio, the Science and Technology Portfolio, the Small Cap Portfolio and the Value Portfolio. The assets belonging to each Portfolio are held separately by the Custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income (loss), and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. See
     Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Portfolio on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 2001, Small Cap Portfolio reclassified $463,727 between accumulated undistributed net investment income and additional paid-in capital. Net investment income, net realized gains and net assets are not affected by these changes.

F.  Options -- See Note 5 -- Options

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The Fund already amortizes premiums and discounts on debt securities; therefore there is no impact to the Fund as a result of the adoption of this provision.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each Portfolio at the following annual rates:

                                                              Annual
     Fund                     Net Asset Breakpoints              Rate
     -----------------------------------------------------------------
     Asset Strategy Portfolio Up to $1 Billion                   .700%
                              Over $1 Billion up to $2 Billion   .650%
                              Over $2 Billion up to $3 Billion   .600%
                              Over $3 Billion                    .550%

     Balanced Portfolio       Up to $1 Billion                   .700%
                              Over $1 Billion up to $2 Billion   .650%
                              Over $2 Billion up to $3 Billion   .600%
                              Over $3 Billion                    .550%

     Bond Portfolio           Up to $500 Million                 .525%
                              Over $500 Million up to $1 Billion .500%
                              Over $1 Billion up to $1.5 Billion .450%
                              Over $1.5 Billion                  .400%

     Core Equity Portfolio    Up to $1 Billion                   .700%
                              Over $1 Billion up to $2 Billion   .650%
                              Over $2 Billion up to $3 Billion   .600%
                              Over $3 Billion                    .550%

     Growth Portfolio         Up to $1 Billion                   .700%
                              Over $1 Billion up to $2 Billion   .650%
                              Over $2 Billion up to $3 Billion   .600%
                              Over $3 Billion                    .550%

     High Income Portfolio    Up to $500 Million                 .625%
                              Over $500 Million up to $1 Billion .600%
                              Over $1 Billion up to $1.5 Billion .550%
                              Over $1.5 Billion                  .500%

     International Portfolio  Up to $1 Billion                   .850%
                              Over $1 Billion up to $2 Billion   .830%
                              Over $2 Billion up to $3 Billion   .800%
                              Over $3 Billion                    .760%

     Limited-Term Bond        Up to $500 Million                 .500%
         Portfolio            Over $500 Million up to $1 Billion .450%
                              Over $1 Billion up to $1.5 Billion .400%
                              Over $1.5 Billion                  .350%

     Money Market Portfolio   All Net Assets                     .400%

     Science and Technology   Up to $1 Billion                   .850%
         Portfolio            Over $1 Billion up to $2 Billion   .830%
                              Over $2 Billion up to $3 Billion   .800%
                              Over $3 Billion                    .760%

     Small Cap Portfolio      Up to $1 Billion                   .850%
                              Over $1 Billion up to $2 Billion   .830%
                              Over $2 Billion up to $3 Billion   .800%
                              Over $3 Billion                    .760%

     Value Portfolio          Up to $1 Billion                   .700%
                              Over $1 Billion up to $2 Billion   .650%
                              Over $2 Billion up to $3 Billion   .600%
                              Over $3 Billion                    .550%

However, Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, has agreed to waive a Portfolio's management fee on any day that the Portfolio's net assets are less than $25 million, subject to its right to change or modify this waiver. The Fund accrues and pays this fee daily. During the year ended December 31, 2001, WRIMCO voluntarily waived its fee as shown in the following table:

     Limited-Term Bond Portfolio                $49,775
     Value Portfolio                             27,507

Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), WRIMCO, a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, each Portfolio pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions)Rate for Each Portfolio
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

The Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio may pay a fee to W&R in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

The Fund paid Directors' fees of $108,789, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

Investment securities transactions for the fiscal year ended December 31, 2001 are summarized as follows:

                            Asset Strategy      Balanced          Bond
                                 Portfolio     Portfolio     Portfolio
                               -----------     ---------     ---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 obligations                  $ 94,937,543$   86,478,973  $ 19,970,309
Purchases of U.S. Government
 obligations                   104,030,964     9,841,495    61,546,624
Purchases of short-term
 securities                    861,272,771 1,593,669,203   531,034,908
Purchases of options             3,175,874           ---           ---
Purchases of bullion             2,182,618           ---           ---
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government obligations         87,635,799    48,480,741    13,318,008
Proceeds from maturities
 and sales of U.S.
 Government obligations         46,002,801     3,182,465    25,386,394
Proceeds from maturities
 and sales of short-term
 securities                    861,823,433 1,604,853,000   522,828,198
Proceeds from bullion                  ---           ---           ---
Proceeds from options            3,788,677           ---           ---

                                                                  High
                               Core Equity        Growth        Income
                                 Portfolio     Portfolio     Portfolio
                               -----------     ---------     ---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 obligations                $  282,153,377$  562,925,859$  208,906,019
Purchases of U.S. Government
 obligations                           ---           ---     2,949,319
Purchases of short-term
 securities                  1,742,569,240 3,605,874,212 1,271,832,611
Purchases of options             2,740,449           ---           ---
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government obligations        280,753,748   490,794,976   191,304,957
Proceeds from maturities
 and sales of U.S.
 Government obligations                ---           ---       171,249
Proceeds from maturities
 and sales of short-term
 securities                  1,803,002,280 3,756,880,543 1,280,479,815
Proceeds from options            2,266,814           ---           ---

                                               Limited-    Science and
                             International    Term Bond     Technology
                                 Portfolio    Portfolio      Portfolio
                               -----------    ---------      ---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 obligations                $  197,130,575   $ 5,309,102$  208,776,241
Purchases of U.S. Government
 obligations                           ---     5,988,689           ---
Purchases of short-term
 securities                  1,835,098,414    15,550,179 2,739,483,799
Purchases of options                   ---           ---     7,955,054
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government obligations        173,635,136       572,000   173,489,330
Proceeds from maturities
 and sales of U.S.
 Government obligations                ---     1,474,533           ---
Proceeds from maturities
 and sales of short-term
 securities                  1,879,239,443    15,411,040 2,769,213,791
Proceeds from options                  ---           ---    10,146,129

                                 Small Cap        Value
                                 Portfolio    Portfolio
                               -----------    ---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 obligations                $  106,302,513  $ 27,667,640
Purchases of U.S. Government
 obligations                           ---           ---
Purchases of short-term
 securities                  2,843,850,464   868,710,257
Purchases of options                   ---           ---
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government obligations         79,034,195     1,266,046
Proceeds from maturities
 and sales of U.S.
 Government obligations                ---           ---
Proceeds from maturities
 and sales of short-term
 securities                  2,853,475,000   852,264,000
Proceeds from options                  ---           ---

For Federal income tax purposes, cost of investments owned at December 31, 2001, and the related unrealized appreciation (depreciation) were as follows:

                                                            Aggregate
                                                         Appreciation
                             CostAppreciationDepreciation(Depreciation)
                     ------------------------------------------------
Asset Strategy Portfolio$113,074,281$  2,274,993$  870,898$  1,404,095
Balanced Portfolio    172,049,688  12,338,575   7,260,128   5,078,447
Bond Portfolio        165,472,484   4,895,382   2,151,447   2,743,935
Core Equity Portfolio 782,439,858 184,908,531  55,442,861 129,465,670
Growth Portfolio      844,196,985 203,072,631  51,738,873 151,333,758
High Income Portfolio 114,452,826   2,949,608   3,185,331     (235,723)
International Portfolio198,858,593  6,498,684  19,046,892  (12,548,208)
Limited-Term Bond Portfolio15,757,609 251,724      43,719     208,005
Money Market Portfolio 97,660,088         ---        ---          ---
Science and Technology
  Portfolio           261,729,169  28,005,964  22,609,112   5,396,852
Small Cap Portfolio   340,504,405  58,428,616  39,566,677   18,861,939
Value Portfolio        42,796,509   1,499,452     439,955   1,059,497

NOTE 4 -- Federal Income Tax Matters

The Fund's income and expenses attributed to each Portfolio and the gains and losses on security transactions of each Portfolio have been attributed to that Portfolio for Federal income tax purposes as well as accounting purposes. For Federal income tax purposes, Asset Strategy, Core Equity, Science and Technology, and Small Cap Portfolios realized capital losses of $6,107,622, $75,112,594, $35,158,646 and $41,349,713, respectively, during the year ended
December 31, 2001, which included the effect of certain losses deferred into the next fiscal year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized by December 31, 2009. For Federal income tax purposes, Balanced and Growth Portfolios realized capital losses of $7,156,738 and $80,837,850, respectively, during the year ended December 31, 2001, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized by December 31, 2009. For Federal income tax purposes, Bond Portfolio realized capital losses of $54,574 during the year ended December 31, 2001. Capital loss carryovers of Bond Portfolio aggregated $2,370,989 at December 31, 2001 and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $1,337,336 at December 31, 2002; $16,696 at December 31, 2004; $962,383 at December 31, 2008 and
$54,574 at December 31, 2009. For Federal income tax purposes, High Income Portfolio realized capital losses of $9,637,801 for the year ended December 31, 2001, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). Capital loss carryovers of High Income Portfolio aggregated $29,628,658 at December 31, 2001 and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $65,442 at December 31, 2006; $6,542,253 at December 31, 2007; $13,383,162 at December 31, 2008 and $9,637,801 at December 31, 2009. For
Federal income tax purposes, International Portfolio realized capital losses of $36,579,000 for the year ended December 31, 2001, which included the effect of losses recognized from the prior year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized by December 31, 2009. For Federal income tax purposes, Limited-Term Bond Portfolio realized no capital gain or losses during the year ended December 31, 2001, because of the utilization of capital loss carryovers and the effect of certain losses deferred into the next fiscal year (see discussion below). Capital loss carryovers of Limited-Term Bond Portfolio aggregated $9,954 by December 31, 2000 and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized by December 31, 2008. For Federal income tax purposes, Value Portfolio realized capital losses of $85,194 for the period ended December 31, 2001. These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized by December 31, 2009.

Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2001 through December 31, 2001, Asset Strategy, Balanced, Core Equity, Growth, High Income, Limited-Term Bond, Science and Technology and Small Cap Portfolios incurred net capital losses of $1,305,177, $166,890, $2,382,368, $3,931,341, $2,579,946, $1,228, $2,413,616 and $4,429,576, respectively, which have been deferred to the fiscal year ending December 31, 2002. In addition, during the year ended December 31, 2001, Balanced, Growth, High Income and International Portfolios recognized post-October losses of $172,015, $5,585,679, $1,489,067 and $6,647,311, respectively, that had been deferred from the year ended December 31, 2000.

NOTE 5 -- Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Asset Strategy Portfolio, transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       December 31, 2000             389     $   59,391
     Options written              17,773      3,788,677
     Options terminated
       in closing purchase
       transactions              (16,685)    (3,435,655)
     Options exercised              (750)      (196,494)
     Options expired                 ---            ---
                                  ------     ----------
     Outstanding at
       December 31, 2001             727     $  215,919
                                  ======     ==========

For Core Equity Portfolio, transactions in call options written were as follows:
                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       December 31, 2000             ---     $      ---
     Options written              13,415      2,266,814
     Options terminated
       in closing purchase
       transactions              (13,415)    (2,266,814)
     Options exercised               ---            ---
     Options expired                 ---            ---
                                   -----      ---------
     Outstanding at
       December 31, 2001             ---      $     ---
                                   =====      =========

For Science and Technology Portfolio, transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       December 31, 2000             ---     $      ---
     Options written              30,507      8,607,297
     Options terminated
       in closing purchase
       transactions              (18,322)    (5,555,262)
     Options exercised            (3,160)      (782,843)
     Options expired              (2,145)      (546,206)
                                  ------     ----------
     Outstanding at
       December 31, 2001           6,880     $1,722,986
                                  ======     ==========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
W&R Target Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Growth Portfolio, High Income Portfolio, International Portfolio, Limited-Term Bond Portfolio, Money Market Portfolio, Science and Technology Portfolio, Small Cap Portfolio and Value Portfolio (collectively the "Portfolios") comprising W&R Target Funds, Inc., as of December 31, 2001, and the related statements of operations for the fiscal year then ended (for the fiscal period from May 1, 2001 (commencement of operations) to December 31, 2001 for Value Portfolio), the statements of changes in net assets for each of the two fiscal years in the period then ended (for the fiscal period from May 1, 2001 to December 31, 2001 for Value Portfolio), and the financial highlights for each of the periods presented in the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Portfolios of W&R Target Funds, Inc. as of December 31, 2001, the results of their operations for the fiscal period then ended, the changes in their net assets for each of the fiscal periods in the two year period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2002

The Board of Directors of W&R Target Funds, Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Four of the five interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WARSCO). The fifth interested director is a partner in a law firm that has represented (W&R) within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WARSCO.

  Disinterested Directors

James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment company

John A. Dillingham (62)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (68)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since 1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway

Linda K. Graves (48)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since 1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (34)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since 1998
Principal Occupations During Past 5 Years: Vice President & General Counsel, Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since 1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (77)
13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since 1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (64)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since 1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since 1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

  Interested Directors

Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer (PFO) and Vice President (VP)
Director since 1998
Principal Occupations During Past 5 Years: Consultant, WDR and W&R (2001 to present); Director, WDR (1998 to present); Executive VP and Chief Operating Officer, WDR (1998 to 2001); Director, Chief Executive Officer (CEO) and President, W&R (1993 to 2001); PFO and Treasurer, W&R (1981 to 2001); Director, Executive VP, PFO and Treasurer, WRIMCO (1985 to 2001); Director and President, WARSCO (1981 to 2001); Treasurer, WARSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since 1998
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer, WDR (1998 to present); Treasurer, WDR (1998 to 1999); Director, W&R (1993 to present); Director, WRIMCO (1992 to present); President and CEO, WRIMCO, (1993 to present)
Other Directorships held by Director:  None

William T. Morgan (73)
928 Glorietta Blvd., Coronado, CA 92118
Position held with Fund:  Director
Director since 1985
Principal Occupation(s) During Past 5 Years:  Retired
Other Directorships held by Director:  None

Frank J. Ross, Jr. (48)
Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (56)
6300 Lamar Avenue, Overland Park, KS 66202
Positions(s) held with Fund:  COB and Director; formerly, President
Length of Time Served:  Director, 10 years
Principal Occupation(s) During Past 5 Years: COB, Director and CEO, WDR (1998 to present); PFO, WDR (1998 to 1999); COB, W&R (1993 to present); COB and Director, WRIMCO (1993 to present); COB and Director, WARSCO (1993 to present); Vice COB, Torchmark Corporation (1991 to 1998); COB, Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  Director, Vesta Insurance Group (1996 to
1997)

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS

Henry J. Herrmann, President
Michael L. Avery, Vice President
James C. Cusser, Vice President
Harry M. Flavin, Vice President
Theodore W. Howard, Vice President and Treasurer
Thomas A. Mengel, Vice President
William M. Nelson, Vice President
Cynthia P. Prince-Fox, Vice President
Kristen A. Richards, Vice President and Secretary
Philip J. Sanders, Vice President
Grant P. Sarris, Vice President
Daniel C. Schulte, Vice President
Mark G. Seferovich, Vice President
Zachary H. Shafran, Vice President
W. Patrick Sterner, Vice President
Mira Stevovich, Vice President
Daniel J. Vrabac, Vice President
James D. Wineland, Vice President

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and W&R Funds, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.
Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.
Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.
Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.
Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and social security number to your financial advisor.
Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

This report is submitted for the general information of the shareholders of W&R

Target Funds, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the W&R Target Funds, Inc. current prospectus and current Fund performance information.

ASSET STRATEGY Portfolio
Goal:    To seek high total return over the long term.

Invested In:  An allocation of its assets among stocks, bonds (of any quality)
           and short-term instruments.

BALANCED Portfolio
Goals:    To seek current income, with a secondary goal of long-term appreciation of capital.

Invested in:  Primarily a mix of stocks, fixed-income securities and cash, depending on market conditions.

BOND Portfolio
Goal:    To seek a reasonable return with emphasis on preservation of capital.

Invested In:  Primarily domestic debt securities, usually of investment grade.

CORE EQUITY Portfolio
Goals:    To seek capital growth and income.

Invested In:  Primarily common stocks of large, high-quality U.S. and foreign companies that are well known, have been consistently profitable and have dominant market positions in their industries.

GROWTH Portfolio
Goals:    To seek capital growth, with a secondary goal of current income.

Invested In:  Primarily common stocks of U.S. and foreign companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.

HIGH INCOME Portfolio
Goals:    To seek a high level of current income, with a secondary goal of capital growth.

Invested In:  Primarily high-yield, high-risk, fixed-income securities of U.S.
           and foreign issuers.

INTERNATIONAL Portfolio
Goals:    To seek long-term appreciation of capital, with a secondary goal of current income.

Invested in:  Primarily common stocks of foreign companies that may have the potential for long-term growth.

LlMITED-TERM BOND Portfolio
Goal:    To seek a high level of current income consistent with preservation of capital.

Invested in:  Primarily investment-grade debt securities of U.S. issuers, including U.S. Government securities. The Portfolio maintains a dollar-weighted average portfolio maturity of 2-5 years.

MONEY MARKET Portfolio
Goal:    To seek maximum current income consistent with stability of principal.

Invested In:  U.S. dollar-denominated, high-quality money market obligations and instruments.

SCIENCE AND TECHNOLOGY Portfolio
Goal:    To seek long-term capital growth.

Invested in:  Primarily in the equity securities of U.S. and foreign science and technology companies whose products, processes or services are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries.

SMALL CAP Portfolio
Goal:    To seek growth of capital.

Invested in:  Primarily common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

VALUE Portfolio
Goal:    To seek long-term capital appreciation.

Invested in:  Primarily stocks of large U.S. and foreign companies that are undervalued relative to the true worth of the company.





FOR MORE INFORMATION:
Contact your financial advisor, or your local office as listed on your Account Statement, or contact:
  United Investors Life                      Nationwide Financial, Inc.
  Variable Products Division            or   P.O. Box 182449
  P.O. Box 156                               One Nationwide Plaza
  Birmingham, AL  35201-0156                 Columbus, OH  43218-2449
  (205)325-4300                              1-888-867-5175
                              Or Call 1-888-WADDELL

For more complete information regarding the W&R Target Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.


NUR1016A(12-01)

For more complete information regarding the W&R Target Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.